UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05084

Mutual of America Investment Corporation
(Exact name of registrant as specified in charter)

320 Park Avenue, New York, N.Y.			10022
(Address of principal executive offices)			(Zip code)

John R. Greed Executive Vice President and Treasurer Mutual of America Life Insurance Company 320 Park Avenue New York, NY 10022
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 224-1600

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2005

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Annual Report to Shareholders follows:

ANNUAL REPORTS OF

MUTUAL OF AMERICA INVESTMENT CORPORATION
AND
FIDELITY INVESTMENTS® VARIABLE INSURANCE
PRODUCT FUNDS

DECEMBER 31, 2005

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

VOLUME I

Annual Report of Fidelity Investments® Variable Insurance Products Funds: Equity-Income Portfolio

Annual Report of Fidelity Investments® Variable Insurance Products Funds: Asset ManagerSM Portfolio

Annual Report of Fidelity Investments® Variable Insurance Products Funds: Contrafund Portfolio

Annual Report of Fidelity Investments® Variable Insurance Products Funds: Mid Cap Portfolio

Volume II

Annual Report of Vanguard Variable Insurance Fund: Diversified Value Portfolio

Annual Report of Vanguard Variable Insurance Fund: International Portfolio

Annual Report of DWS (formerly Scudder) Variable Series I: Bond Portfolio

Annual Report of DWS (formerly Scudder) Variable Series I: Capital Growth Portfolio

Annual Report of DWS (formerly Scudder) Variable Series I: International Portfolio

Annual Report of Oppenheimer Main Street Fund®/VA

Annual Report of VP Capital Appreciation Fund of American Century Variable Portfolios, Inc.

Annual Report of Calvert Social Balanced Portfolio of Calvert Variable Series, Inc.

MUTUAL OF AMERICA INVESTMENT CORPORATION

We are pleased to present to you the Mutual of America Investment Corporation ("the Investment Company") Annual Report for the year ended December 31, 2005. The report includes important information regarding the performance and financial position of the Investment Company's Funds during 2005.

Although 2005 was a very eventful year, those events did not have a large impact on the economy or the markets. While the Gulf Coast and Florida suffered severely with a spate of hurricanes, the net result for the economy is likely to be neutral to positive given the flow of money unleashed for the relief efforts. It is also true that energy prices went higher and have stayed higher than expected, and that the consumer will be somewhat hampered as a result going forward. The Federal Reserve has continued to raise short-term interest rates, although that has not discernibly slowed the economy or corporate profits. Likewise, the Iraq war remains a source of emotional, psychological, and financial concern for America.

However, the remarkable thing about the U.S. domestic equity and longer term fixed income markets during 2005 is that despite some ups and downs in prices, there was very little change. For instance, the yield on the 10-Year Treasury Note finished the year at 4.39%, only 17 basis points higher than its 4.22% close on the last day of 2004 a year earlier. Also note that this 2004 close was only 3 basis points lower than the year-end 2003 close. Similarly, the equity markets, as represented by the S&P 500 showed little change over the full year 2005, advancing only 3.0% on a price basis and generating a modest total return of 4.9%. And the difference between the year's low and high price was only 12%, providing limited opportunity to generate outsized returns without taking on a high degree of timing and trading risk.

However, the one dramatic change that did occur in 2005 was a 133 basis point increase in the 2-Year Treasury note following a similar 125 basis point advance during 2004. This increase was driven by the steady, consistent 25 basis point hikes, from 1.00% to 4.25%, in the Fed Funds rate at each of the thirteen Federal Reserve Open Market Committee Meetings between June 2004 and December 2005. The Federal Reserve has added an additional increase early in 2006, so the Feds Fund Rate currently stands at 4.50%, resulting in the 2-Year Treasury note yielding more than the 10-Year Treasury note. This situation, referred to as an "inverted yield curve," has historically had a very high degree of correlation with subsequent economic slowdowns and recessions.

While it is not the intent of the Federal Reserve to create a recession, its rationale for engineering the rise in short rates over the past twenty months, besides moving back to "normal" from an unprecedented low Fed Funds rate, was to preclude the economy from overheating and, as a result, generating an acceleration in generalized inflation. The escalation in the price of oil and its derivatives put special emphasis on the potential for rising inflation. It is likely that the Federal Reserve did not expect longer term rates to remained essentially fixed as short rates rose, but rather to also increase, albeit at a slower pace. That didn't happen, at least to the degree that history would have suggested, and thus we have an inverted yield curve. The primary explanation for why long-term rates have not advanced is that a glut of global savings, especially in Asia, has prompted huge investments in U.S. bonds, the safest securities in the world, which also happened to offer the highest government yields in the developed markets, other than Australia and New Zealand.

With regards to the U.S. equity markets'muted advance, a variety of explanations have been offered, all of them reasonable and most of them representing a manifestation of "risk aversion." For instance, while corporate profits have continued to grow at double-digit rates for the past ten quarters, the price to earnings ratio of the equity market has continued to shrink, suggesting limited confidence in the sustainability of growth and the expectation that the cycle will end sooner rather than later, and perhaps abruptly and dramatically. The tendency of the market to focus on the problems rather than the strengths in the economy intimates fear as a greater motivator than greed. Some commentators have suggested this is the lingering effect of the bubble bursting in 2000. Thus, the constant expression of worry over high energy prices, the potential for a burst "housing bubble," the growing federal budget and trade deficits, and the persistent flow of bad news out of the Middle East. One can actually watch the markets respond to news as it is announced on an intra-day basis. While that is what markets always do to some extent, typical adjustments have tended to be incremental and generally moved in one direction or another for sustained periods. What we have been observing in this market cycle is a generalized lack of conviction in the sustainability of economic growth.

And yet, all the statistics make it evident that we are in the midst of a powerful economic expansion. The economy continues to grow at a very firm pace and corporate profits continue to advance at a double-digit rate and above expectations. Cash flow is up, balance sheets are very healthy, margins are at peak historical levels, employment continues to grow, incomes are rising, and consumers and businesses are spending. While short-term interest rates have continued to be raised by the Federal Reserve, markets have been very well prepared for the measured increases, and the economy has so far accommodated them well. Likewise, the dramatic increase in the nominal cost of energy has so far been well accommodated by consumers and businesses, the former by cutting back a bit and the latter by passing on the cost increases where they can.

Despite a generally healthy tone to the economy, equity and fixed income markets have remained within narrow trading ranges, as noted previously. One possible reason is that both economic and profit growth are much more likely to slow than to accelerate over the next 6-12 months; frankly, it's difficult to imagine things getting much better than they are. Another is the heightened concern about the potential for inflation as the result of higher energy costs. Markets always oscillate around the questions of growth on the one hand and inflation on the other. The last 3-4 months have been a period of increased uncertainty regarding both. And with Chairman Greenspan's retirement, there is an added uncertainty regarding the course that will be taken by his successor, Ben Bernanke. Thus, markets mark time until the outlook clarifies.

The question is: Will the Fed be successful in curbing any potential for secular inflation without throwing the economy into recession?

In our opinion, there is a good probability that it will be successful. Over the next few months, the types of evidence that would support that conclusion include: Continued growth of employment; continued moderate "core" inflation; continued subdued wage growth and on-going productivity growth; continued consumer spending advances; and continued growth in capital expenditures. If we get these types of results, confidence will increase that interest rate increases are near an end. As a result, markets should respond positively.

For the stock market, valuation has become fairly attractive, especially relative to cash, bonds and housing prices. A "soft landing" with prospects for a longer period of growth, albeit moderate, could yield some multiple expansion along with further profit growth. For fixed income markets, yields will probably not decline much but should hold at higher levels. It is even possible that longer-term bonds would stage a modest rally, exacerbating the yield curve inversion, but one that would not necessarily derail the recovery. Note that the banking system has very successfully navigated a significant flattening of the yield curve with only limited damage to net interest margins, and lower long-term rates would alleviate some of the recent pressure on mortgage rates.

The risk is that the Fed chokes off the recovery by continuing to raise short-term rates to too high a level. It will continue to raise rates until it is convinced inflation is not a problem. It is very likely that the Fed would risk tipping the economy into recession if it believed inflation was spreading much beyond commodities and early players in the intermediate supply chains, and especially if there was evidence suggesting that wages and salaries were beginning to accelerate. So far, wages and salaries have only moved up modestly in line with typical cyclical advances, benefits have actually moderated, productivity remains positive, and union labor remains limited in power. If the economic expansion can persist, even at a reduced pace, financial markets can continue to generate positive returns, although they may remain in single digit territory.

The total return performance for each of the Investment Company Funds is reflected below:

Total Returns — Year Ended December 31, 2005

Equity Index Fund	+ 4.81%
All America Fund	+ 3.71%
Small Cap Value Fund*	+ 7.61%
Small Cap Growth Fund*	+ 5.49%
Mid Cap Value*	+ 6.91%
Mid-Cap Equity Index Fund	+12.50%
Aggressive Equity Fund	+ 5.73%
Composite Fund	+ 0.96%
Conservative Allocation Fund	+ 2.30%
Moderate Allocation Fund Fund	+ 4.35%
Aggressive Allocation Fund	+ 5.78%
Money Market Fund	+ 2.97%
Short-Term Bond Fund	+ 1.58%
Mid-Term Bond Fund	+ 0.77%
Bond Fund	+ 1.79%

* For the period July 1, 2005 (commencement of operations) to December 31, 2005.

The above total return performance figures do not reflect the deduction of respective Separate Account fees and expenses imposed by Mutual of America Life Insurance Company. All Fund performances presented throughout this report are historical, reflect the full reinvestment of dividends paid, and should not be considered indicative of future results.

On the pages immediately following are brief presentations and graphs for each Fund (except the Money Market Fund) which illustrate each Fund's respective:

•  Historical total return achieved over specified periods, expressed as an average annual rate and as a cumulative rate;

•  Equivalent in dollars of a $10,000 hypothetical investment at the beginning of each specified period; and

•  Historical performance compared with an appropriate index.

Following that are graphical representations of the asset allocations of each Fund and an illustration of each Fund's operating expenses. The summarized portfolios of each Fund (other than the Money Market Fund) and financial statements are presented in the pages which then follow.

Thank you for your continued investment in our Funds.

Sincerely,

Manfred Altstadt
Chairman of the Board, President and Chief Executive Officer
Mutual of America Investment Corporation

EQUITY INDEX FUND

The Equity Index Fund's objective is to replicate the performance of the S&P 500 Index®, which consists of 500 stocks chosen for market size, liquidity and industry group representation. It is a market-weighted index of 500 stocks that are traded on the New York Stock Exchange, American Stock Exchange and NASDAQ, with each stock's weight in the Index proportionate to its market value. The weightings make each company's influence on the Index's performance directly proportional to that company's market value.

The S&P 500 had a total return of 4.91% for 2005. The Energy sector was the stellar performer with a positive return of over 29% during 2005 with oil rising to a new all-time high of $70 a barrel in the wake of Hurricane Katrina and coming back down to $60 by year's end. Telecom was the worst performing sector with a return of -9% due to competitive pressures from the cable and satellite industry for market share. As the year came to a close, there were still concerns as to whether consumer spending would slow down considerably and whether rising interest rates could hold off the threat of higher inflation.

The Fund's performance for the twelve months ended December 31, 2005 was 4.81%, in line with the benchmark return of 4.91%. Note that the Fund's performance includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

Equity Index Fund
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,481	4.81%	4.81%
5 Years	$10,181	1.81%	0.36%
10 Years	$23,472	134.72%	8.91%
S & P 500 Index
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,491	4.91%	4.91%
5 Years	$10,275	2.75%	0.54%
10 Years	$23,841	138.41%	9.07%

The line representing the performance return of the Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

ALL AMERICA FUND

The investment objective of the All America Fund is to outperform the S&P 500 Index®. The Fund is approximately 60% invested in the 500 stocks that comprise the S&P 500 Index® with the remaining 40% actively managed using four different investment approaches. The actively managed portion of the fund is approximately equally distributed among large-cap growth, small-cap growth, large-cap value and small-cap value.

The U. S. equity markets performed better in the second half of 2005 than in the first six months of the year, and produced modest returns for the full year. For 2005, large-cap value stocks performed best while small-cap value, large-cap growth and small-cap growth stocks under-performed the S&P 500 for the period. Concerns relating to rising interest rates, higher energy prices, and possible inflation have kept the equity markets in a narrow trading range for most of 2005.

The Fund's return for the twelve months ending December 31, 2005 was 3.71% versus the benchmark return of 4.91%. Most of the Fund's modest underperformance came from the large-cap and small-cap growth component of the Fund as well as the recognition of the Fund's expenses. The large-cap component of the Fund was managed for the first seven months of the year by an independent sub-advisor, whose philosophy of highly volatile portfolios proved unsuitable in the low volatility market that existed in 2005. Mutual of America Capital Management Corporation assumed management of this component of the Fund on July 29, 2005. Stock selection, specifically in the Technology and Healthcare sectors, was the primary driver of the underperformance of the small-cap growth component of the Fund.

All America Fund
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,371	3.71%	3.71%
5 Years	$9,574	-4.26%	-0.87%
10 Years	$21,239	112.39%	7.82%
S & P 500 INDEX
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,491	4.91%	4.91%
5 Years	$10,275	2.75%	0.54%
10 Years	$23,841	138.41%	9.07%

The line representing the performance return of the All America Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

SMALL CAP VALUE FUND

The investment objective of the Small Cap Value Fund is to outperform the Russell 2000 Value® Index. The Fund generally invests in companies that are below $3 billion in market capitalization and have lower price to book characteristics. The inception date of the Fund was July 1, 2005.

For the inception period ending December 31, 2005 the best performing sectors within the benchmark were energy, technology, and materials and the worst performing sectors were consumer staples, utilities, and consumer discretionary.

For the inception period ending December 31, 2005 the Fund returned 7.61% versus a 3.14% return for the Russell 2000 Value® Index. Stock selection was the primary driver of better performance than the benchmark. Sectors contributing to stock selection included energy, materials, and producer durables, while sectors detracting from stock selection included healthcare, technology, and consumer staples.

Since the Fund has been in operation for less than a year, no graphical depiction of performance is being presented at this time.

SMALL CAP GROWTH FUND

The investment objective of the Small Cap Growth Fund is capital appreciation. The Fund invests in growth stocks within the small capitalization marketplace. The inception date of the Fund was July 1, 2005. The Fund returned 5.49% during the period ended December 31, 2005.

The Fund underperformed its benchmark, the Russell 2000 Growth® Index, due to stock selection in the Technology and Healthcare sectors. The benchmark increased 7.55% from July 1, 2005 through the end of the year. The energy sector of the Index was the best performing sector for the period, returning approximately 51%. However, the sector had a difficult 4th quarter, declining 7%. Most equity returns in 2005 were quite dependent on energy and related sectors.

Since the Fund has been in operation for less than a year, no graphical depiction of performance is being presented at this time.

MID-CAP VALUE FUND

The investment objective of the Mid Cap Value Fund is to outperform the Russell Mid Cap Value® Index. The Fund generally invests in companies that are between $1 billion and $20 billion in market capitalization and have lower price to book characteristics. The inception date of the Fund was July 1, 2005.

During the inception period ending December 31, 2005, the best performing sectors within the benchmark were energy, technology, and materials and the worst performing sectors were consumer staples, transportation, and utilities.

For the inception period ending December 31, 2005, the Fund returned 6.91% versus a 6.17% return for the Russell Mid Cap Value Index. Stock selection was the primary driver of better performance than the benchmark. Sectors contributing to stock selection included consumer discretionary, transportation, consumer staples, while sectors detracting from stock selection included utilities, technology, and material processing.

Since the Fund has been in operation for less than a year, no graphical depiction of performance is being presented at this time.

MID-CAP EQUITY INDEX FUND

The Mid-Cap Equity Index Fund invests in the 400 stocks that comprise the S&P 400 MidCap Index®. The index is a market-weighted index of 400 stocks traded on the New York Stock Exchange, American Stock Exchange and NASDAQ. The weightings make each company's influence on the index's performance directly proportional to that company's market value. The companies included in the index tend to be typical of this asset class, the medium-capitalized sector of the U.S. securities market.

The S&P MidCap 400 Index® continued to significantly outperform the S&P 500 Index® during 2005 with a return of 12.56% versus the S&P 500 return of 4.91%. For the fourth year in a row, the S&P 400 returned double-digit growth. Energy was the big story in 2005 with oil rising to an all-time high of $70 a barrel in the wake of Hurricane Katrina. It was also the top performing sector, with a 52% return for the year. Telecom was the only sector ending in negative territory, with a return of -10% due to competitive pressures from the cable and satellite industry for market share. As the year came to a close, there were still concerns as to whether consumer spending would slow down considerably and whether rising interest rates could hold off the threat of higher inflation.

The Fund's performance for the twelve month period ending December 31, 2005 was 12.50%, in line with the 12.56% return of the S&P MidCap 400 Index®. Note that the performance of the Fund includes expenses, such as transaction costs and management fees, which are not applicable to the benchmark.

Mid-Cap Equity Index Fund
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$11,250	12.50%	12.50%
5 Years	$14,835	48.35%	8.21%
Since 5/3/99 (Inception)	$19,343	93.43%	10.41%
S & P MidCap 400 Index
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$11,256	12.56%	12.56%
5 Years	$15,108	51.08%	8.60%
Since 5/3/99 (Inception)	$19,850	98.50%	10.84%

The line representing the performance return of the Mid-Cap Equity Index Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

AGGRESSIVE EQUITY FUND

The objective of the Aggressive Equity Fund is to generate capital appreciation by investing in a combination of small-cap growth and value stocks, with the respective weightings to be determined by market conditions.

For the twelve months ended December 31, 2005, the small-cap Russell 2000® Index underperformed larger caps as measured by either the S&P 400 Index® or the S&P 500 Index®. For the year 2005, the best performing sectors for small-cap stocks were Energy and Utilities; the worst performer was Technology. All sectors, with the exception of Technology, contributed positively for the year, and overall value stocks outperformed growth stocks by a small margin in this segment of the market.

Over the twelve-month period ended December 31, 2005, the Fund returned 5.73% versus a 4.55% return for the Russell 2000 Index®. Stock selection was the primary driver of outperformance relative to the benchmark. Sectors contributing to the outperformance included Energy, Materials & Processing and Utilities. Sectors detracting from performance included Technology and Healthcare.

Aggressive Equity Fund
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,573	5.73%	5.73%
5 Years	$11,043	10.43%	2.00%
10 Years	$22,856	128.56%	8.62%
Russell 2000 Index
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,455	4.55%	4.55%
5 Years	$14,846	48.46%	8.22%
10 Years	$24,248	142.48%	9.26%

The line representing the performance return of the Aggressive Equity Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

COMPOSITE FUND

The Composite Fund invests in a diversified portfolio of common stocks and fixed-income securities seeking appreciation and current income. The equity portion of the Fund invests in stocks within the S&P 500 Index®.

The S&P 500 showed little change over the full year 2005, advancing only 3.0% on a price basis and generating a modest total return of 4.9%. The largest contributor to performance was the energy sector, followed by materials and utilities, all benefiting from commodities inflation. Offsetting the risks that these inflationary forces would stimulate a more serious and sustained increase in the general price level was the Federal Reserve's steadfast campaign to raise short term interest rates, as well as the secular forces of globalization and productivity growth. Both economic and profit growth remained robust throughout the year, underscoring the meager returns generated in the aggregate by domestic stocks.

The shape of the yield curve flattened dramatically in 2005 as the Federal Reserve continued to raise short-term rates in an attempt to get back to a more "normal" relationship between short and long-term rates, as well as to head off any acceleration in the general price level in the face of dramatically increased energy prices, a strengthening domestic economic recovery, and signs of a global economic boom. Three-month Treasury Bill yields rose from 2.21% on December 31, 2004 to 4.07% on December 31, 2005 (an increase of 186 basis points), while the yield on the two-year notes rose from 3.07% to 4.40%(an increase of 133 basis points). At the same time, 10-Year Treasury bonds advanced only 17 basis points from 4.22% to 4.39%, essentially flat with the 2-Year Treasury.

For the twelve months ended December 31, 2005, the Composite Fund returned 0.96%, compared to the benchmark return of 3.92%, 40% of which is based on the Lehman Brothers Aggregate Bond Index® and 60% of which is based on the S&P 500 Index®. The Fund maintained a shorter duration in fixed-income investments than the Lehman Index during 2005, expecting long rates to rise along with short rates. This caused the Fund to return less than the Index. However, inflationary expectations might cause long rates to rise during 2006. Thus, a defensive interest rate posture will be maintained and the majority of corporate bond positions will have maturities of less than five years.

Composite Fund
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,096	0.96%	0.96%
5 Years	$10,451	4.51%	0.89%
10 Years	$18,049	80.49%	6.08%
S & P 500 Index
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,491	4.91%	4.91%
5 Years	$10,275	2.75%	0.54%
10 Years	$23,841	138.41%	9.07%

Lehman Bros. Aggregate Bond Index
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,243	2.43%	2.43%
5 Years	$13,302	33.02%	5.87%
10 Years	$18,185	81.85%	6.16%
Citigroup 3-Month T-Bill Index
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,300	3.00%	3.00%
5 Years	$11,156	11.56%	2.21%
10 Years	$14,408	44.08%	3.72%

The line representing the performance return of the Composite Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return lines of the Indices do not.

CONSERVATIVE ALLOCATION FUND

The objective of the Conservative Allocation Fund is current income and, to a lesser extent, capital appreciation. The Conservative Allocation Fund invests primarily in the fixed-income Funds of the Investment Company and also invests in an equity Fund of the Investment Company. The Fund's target allocation is approximately 75% of net assets in fixed-income Funds and approximately 25% of net assets in equity Funds. The Fund seeks to maintain approximately 30% of its net assets in the Bond Fund, approximately 30% in the Mid-Term Bond Fund, approximately 15% in the Short-Term Bond Fund and approximately 25% in the Equity Index Fund.

Performance for the Fund is compared to the Lehman Brothers Aggregate Bond Index® (75% weighting) and the S&P 500 Index® (25% weighting). For the twelve months ended December 31, 2005, the Fund returned 2.30% versus a 3.05% return in the benchmark. The underperformance of the Fund is attributable to the fact that the Short-Term Bond Fund and Mid-Term Bond Fund underperformed the benchmark's longer duration bond component as well as the recognition of the Fund's expenses.

Conservative Allocation Fund
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,230	2.30%	2.30%
Since 5/20/03 (Inception)	$11,283	12.83%	4.73%
S & P 500 Index
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,491	4.91%	4.91%
Since 5/20/03 (Inception)	$14,201	42.01%	14.36%

Lehman Bros. Aggregate Bond Index
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,243	2.43%	2.43%
Since 5/20/03 (Inception)	$10,727	7.27%	2.72%

The line representing the performance return of the Conservative Allocation Fund includes expenses, such as transaction costs and management fees in the underlying funds that reduce returns, while the performance return line of the Indices do not.

MODERATE ALLOCATION FUND

The objective of the Moderate Allocation Fund is capital appreciation and current income. The Moderate Allocation Fund invests in the equity and fixed-income Funds of the Investment Company. The Fund's target allocation is approximately 50% of net assets in equity Funds and approximately 50% of net assets in fixed-income Funds. The Fund seeks to maintain approximately 35% of its net assets in the Equity Index Fund, approximately 15% in the Mid-Cap Equity Index Fund, approximately 30% in the Bond Fund and approximately 20% in the Mid-Term Bond Fund.

Performance for the Fund is compared to the S&P 500 Index® (50% weighting) and the Lehman Brothers Aggregate Bond Index® (50% weighting). For the twelve months ending December 31, 2005, the Fund returned 4.35% versus a 3.67% return for the benchmark. The outperformance of the Fund was due largely to the Mid-Cap Equity Index Fund significantly outperforming the stock component of the benchmark, which focuses on large-cap stocks.

Moderate Allocation Fund
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,435	4.35%	4.35%
Since 5/20/03 (Inception)	$12,624	26.24%	9.32%
S & P 500 Index
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,491	4.91%	4.91%
Since 5/20/03 (Inception)	$14,201	42.01%	14.36%

Lehman Bros. Aggregate Bond Index
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,243	2.43%	2.43%
Since 5/20/03 (Inception)	$10,727	7.27%	2.72%

The line representing the performance return of the Moderate Allocation Fund includes expenses, such as transaction costs and management fees in the underlying funds that reduce returns, while the performance return line of the Indices do not.

AGGRESSIVE ALLOCATION FUND

The objective of the Aggressive Allocation Fund is capital appreciation and, to a lesser extent, current income. The Aggressive Allocation Fund invests in the equity and fixed income Funds of the Investment Company. The Fund's target allocation is approximately 75% of net assets in equity Funds and approximately 25% of net assets in fixed-income Funds. The Fund seeks to maintain approximately 45% of its net assets in the Equity Index Fund, approximately 20% in the Mid-Cap Equity Index Fund, approximately 10% in the Aggressive Equity Fund and approximately 25% in the Bond Fund.

Performance for the Fund is compared to the S&P 500 Index® (75% weighting) and the Lehman Brothers Aggregate Bond Index® (25% weighting). For the twelve months ending December 31, 2005, the Fund returned 5.78% versus a 4.29% return for the benchmark. The outperformance was mainly due to the Mid-Cap Index Fund and to a lesser extent the Aggressive Equity Fund outperforming the benchmark's stock component, which has a large-cap focus.

Aggressive Allocation Fund
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,578	5.78%	5.78%
Since 5/20/03 (Inception)	$13,867	38.67%	13.32%
S & P 500 Index
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,491	4.91%	4.91%
Since 5/20/03 (Inception)	$14,201	42.01%	14.36%

Lehman Bros. Aggregate Bond Index
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,243	2.43%	2.43%
Since 5/20/03 (Inception)	$10,727	7.27%	2.72%

The line representing the performance return of the Aggressive Allocation Fund includes expenses, such as transaction costs and management fees in the underlying funds that reduce returns, while the performance return line of the Indices do not.

MONEY MARKET FUND

The Money Market Fund's investment objective is to realize current income while maintaining liquidity, investment quality and stability of capital. Through investing in high-quality commercial paper issued by U.S. corporations and securities issued by the U.S. government and its agencies, the Fund returned 2.97% for the twelve months ended December 31, 2005. Short-term rates continued to move higher during 2005 as the Federal Open Market Committee raised the Federal funds rate eight times, bringing it to 4.25% from 2.25% at the beginning of the year. The seven-day effective yield as of February 14, 2006 was 4.36%. As with all performance reporting, this yield is not necessarily indicative of future annual yields. Neither the Federal Deposit Insurance Corporation nor any other U.S. Government agency insures or guarantees the Separate Account's investments in shares of the Money Market Fund.

SHORT-TERM BOND FUND

The Short-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. The Fund primarily invests in corporate, U.S. Government agency and mortgage-backed securities, all of which normally yield more than U.S. Treasury issues. The Fund's strategy focuses on overweighting corporate and agency bonds, which yield more than competing index sectors.

Over the 12 month period ended December 31, 2005, the yield on two-year Treasury issues increased from 3.07% to 4.40%. Mortgage-backed securities, which make up 11% of the Fund, outperformed other securities with a similar duration. However, as these bonds mature, generally they will be replaced by corporate bonds.

The Fund's return was 1.58% for the twelve months ended December 31, 2005, compared to the Citigroup Government/Corporate 1-3 Year Bond Index return of 1.81% for the same period. The Fund modestly outperformed the benchmark on a pre-expense basis because it benefited from a shorter duration than that of the index as the Federal Reserve was raising short-term interest rates. The slight underperformance as reported here was entirely a result of expenses, such as transaction costs and management fees, which are not carried by the benchmark.

Short-Term Bond Fund
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,158	1.58%	1.58%
5 Years	$11,848	18.48%	3.45%
10 Years	$15,652	56.52%	4.58%
Citigroup 1-3 Year Bond Index
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,181	1.81%	1.81%
5 Years	$12,263	22.63%	4.17%
10 Years	$16,437	64.37%	5.10%

The line representing the performance return of the Short-Term Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

MID-TERM BOND FUND

The Mid-Term Bond Fund seeks a high level of return consistent with the preservation of capital through investment in publicly traded debt securities. The Fund primarily invests in corporate and U.S. Government agency securities, which normally yield more than U.S. Treasury issues.

The Fund continued to emphasize Agency issues and underweight Treasury and corporate bonds during 2005. So long as Agency yields remain similar to corporates, this position will be maintained. For the twelve months ended December 31, 2005, the Fund returned 0.77% compared to the Citigroup Government/Corporate 3-7 Year Bond Index, which returned 1.00%. The Fund modestly outperformed the benchmark on a pre-expense basis because its duration was shorter than that of the index when the Federal Reserve was raising short-term interest rates. The slight underperformance as reported above was entirely the result of expenses, such as transaction costs and management fees, which are not carried by the benchmark.

Mid-Term Bond Fund
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,077	0.77%	0.77%
5 Years	$12,825	28.25%	5.10%
10 Years	$16,167	61.67%	4.92%
Citigroup 3-7 Year Bond Index
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,100	1.00%	1.00%
5 Years	$13,325	33.25%	5.91%
10 Years	$18,056	80.56%	6.09%

The line representing the performance return of the Mid-Term Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return line of the Index does not.

BOND FUND

The Bond Fund's primary investment objective is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk by investing primarily in investment grade, publicly traded debt securities. A secondary objective is preservation of capital. The Fund primarily invests in corporate, U.S. Government agency and mortgage-backed securities, all of which normally yield more than U.S. Treasury issues.

The shape of the yield curve changed dramatically during 2005. Even though the Federal Reserve continued to raise short-term rates while energy prices escalated and signs of inflation became more apparent, long-term rates actually declined. Three-month Treasury Bill yields rose from 2.21% on December 31, 2004 to 4.07% at year end, while the yield on the two-year notes rose from 3.07% to 4.40%. At the same time, long Treasury rates declined from 4.83% to 4.54%.

The Bond Fund's return for the twelve months ended December 31, 2005 was 1.79%, compared to 2.43% for the Lehman Brothers Aggregate Bond Index. The Fund maintained a shorter duration than the Index throughout the year, anticipating long rates to rise along with short rates. However, as noted above, while short-term rates increased by over 100 basis points, long-term rates actually came down, causing the Fund to return less than the Index. However, inflationary expectations might cause long rates to rise during 2006. As such, a defensive interest rate posture will be maintained and the majority of corporate bond positions will have maturities of less than five years.

Bond Fund
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,179	1.79%	1.79%
5 Years	$13,192	31.92%	5.70%
10 Years	$17,261	72.61%	5.61%
Lehman Bros. Aggregate Bond Index
Period	Growth	Total Return
Ended 12/31/05	of $10,000	Cumu- lative	Average Annual
1 Year	$10,243	2.43%	2.43%
5 Years	$13,302	33.02%	5.87%
10 Years	$18,185	81.85%	6.16%

The line representing the performance return of the Bond Fund includes expenses, such as transaction costs and management fees that reduce returns, while the performance return lines of the Indices do not.

MUTUAL OF AMERICA INVESTMENT CORPORATION
ASSET ALLOCATIONS AS OF DECEMBER 31, 2005

MUTUAL OF AMERICA INVESTMENT CORPORATION
ASSET ALLOCATIONS AS OF DECEMBER 31, 2005 (Continued)

MUTUAL OF AMERICA INVESTMENT CORPORATION
ASSET ALLOCATIONS AS OF DECEMBER 31, 2005 (Continued)

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE

EXAMPLE

As a shareholder of one of the Mutual of America Investment Corporation Funds, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transactional costs, such as sales charges (loads), redemption fees or exchange fees. Additionally, Mutual of America Capital Management Corporation, the Funds' Advisor, has contractually agreed to limit each Fund's total operating expenses to its investment management fees. This contractual obligation was in effect for 2005 and will continue through April 30, 2006. In addition, effective May 1, 2006, the Funds' Advisor will reduce the investment management fee it charges the Funds. Details about the Advisor's investment management fees are in footnotes 2 and 6 of the accompanying financial statements.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at July 1, 2005 and held for the entire period ending December 31, 2005. See Footnote (1) on Page 23 for comparable amounts as if the contractual expense limitation described above was not in effect, and the reduced investment management fees were in effect, during the six months ended December 31, 2005.

ACTUAL EXPENSES

The first line of the tables below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund with other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning other funds, which may also charge transactional costs, such as sales charges (loads), redemption fees or exchange fees.

Equity Index Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,057.13	$0.65
Hypothetical (5% Return before Expenses)	$1,000.00	$1,024.26	$0.63

*  Expenses are equal to the Fund's annual expense ratio of 0.125%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Continued)

All America Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,059.14	$2.59
Hypothetical (5% Return before Expenses)	$1,000.00	$1,022.33	$2.54

*  Expenses are equal to the Fund's annual expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Value Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,076.16	$4.38
Hypothetical (5% Return before expenses)	$1,000.00	$1,020.52	$4.33

*  Expenses are equal to the Fund's annual expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,055.03	$4.32
Hypothetical (5% Return before expenses)	$1,000.00	$1,020.52	$4.33

*  Expenses are equal to the Fund's annual expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid-Cap Value Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,069.12	$3.23
Hypothetical (5% Return before expenses)	$1,000.00	$1,021.71	$3.15

*  Expenses are equal to the Fund's annual expense ratio of 0.65%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Continued)

Mid-Cap Equity Index Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,083.58	$0.65
Hypothetical (5% Return before expenses)	$1,000.00	$1,024.26	$0.63

*  Expenses are equal to the Fund's annual expense ratio of 0.125%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Aggressive Equity Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,067.31	$4.42
Hypothetical (5% Return before expenses)	$1,000.00	$1,020.52	$4.33

*  Expenses are equal to the Fund's annual expense ratio of 0.85%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Composite Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,029.75	$2.55
Hypothetical (5% Return before Expenses)	$1,000.00	$1,022.33	$2.54

*  Expenses are equal to the Fund's annual expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Conservative Allocation Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,014.66	$2.07
Hypothetical (5% Return before Expenses)	$1,000.00	$1,022.80	$2.08

*  Expenses are equal to the Fund's annual expense ratio of 0.41% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Continued)

Moderate Allocation Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,032.15	$1.60
Hypothetical (5% Return before Expenses)	$1,000.00	$1,023.28	$1.60

*  Expenses are equal to the Fund's annual expense ratio of 0.31% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Aggressive Allocation Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,049.47	$1.51
Hypothetical (5% Return before Expenses)	$1,000.00	$1,023.39	$1.49

*  Expenses are equal to the Fund's annual expense ratio of 0.29% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,017.22	$1.27
Hypothetical (5% Return before Expenses)	$1,000.00	$1,023.62	$1.27

*  Expenses are equal to the Fund's annual expense ratio of 0.25%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Short-Term Bond Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,007.83	$2.52
Hypothetical (5% Return before Expenses)	$1,000.00	$1,022.33	$2.54

*  Expenses are equal to the Fund's annual expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Continued)

Mid-Term Bond Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$996.38	$2.50
Hypothetical (5% Return before Expenses)	$1,000.00	$1,022.33	$2.54

*  Expenses are equal to the Fund's annual expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Bond Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,000.23	$2.51
Hypothetical (5% Return before Expenses)	$1,000.00	$1.022.33	$2.54

*  Expenses are equal to the Fund's annual expense ratio of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

1.  Effective, May 1, 2006, the Advisor will no longer limit the Funds' expenses to its investment management fees. Also effective on the same date, the Advisor will be lowering the investment management fees it charges the funds. Details about the Advisor's investment management fees are in footnotes 2 and 6 of the accompanying financial statements. The expense example tables below are based on an investment of $1,000 invested at July 1, 2005 and held for the entire period ending December 31, 2005 assuming the contractual expense limitation was not in effect, and the reduced investment management fees were in effect, during the six months ended December 31, 2005.

Equity Index Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,056.74	$1.02
Hypothetical (5% Return before Expenses)	$1,000.00	$1,023.87	$1.02

*  Expenses are equal to the Fund's annual expense ratio (before reimbursement) of 0.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

All America Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,059.14	$2.82
Hypothetical (5% Return before Expenses)	$1,000.00	$1,022.33	$2.77

*  Expenses are equal to the Fund's annual expense ratio (before reimbursement) of 0.54%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Continued)

Small Cap Value Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,076.04	$4.58
Hypothetical (5% Return before expenses)	$1,000.00	$1,020.39	$4.46

*  Expenses are equal to the Fund's annual expense ratio (before reimbursement) of 0.88%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Small Cap Growth Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,054.91	$4.53
Hypothetical (5% Return before expenses)	$1,000.00	$1,020.39	$4.46

*  Expenses are equal to the Fund's annual expense ratio (before reimbursement) of 0.88%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid-Cap Value Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,068.55	$3.59
Hypothetical (5% Return before expenses)	$1,000.00	$1,021.35	$3.51

*  Expenses are equal to the Fund's annual expense ratio (before reimbursement) of 0.69%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid-Cap Equity Index Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,083.15	$1.07
Hypothetical (5% Return before expenses)	$1,000.00	$1,023.87	$1.02

*  Expenses are equal to the Fund's annual expense ratio (before reimbursement) of 0.20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Aggressive Equity Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,067.24	$4.51
Hypothetical (5% Return before expenses)	$1,000.00	$1,020.44	$4.41

*  Expenses are equal to the Fund's annual expense ratio (before reimbursement) of 0.87%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Continued)

Composite Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,029.54	$2.77
Hypothetical (5% Return before Expenses)	$1,000.00	$1,022.11	$2.76

*  Expenses are equal to the Fund's annual expense ratio (before reimbursement) of 0.54%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Conservative Allocation Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,014.24	$2.49
Hypothetical (5% Return before Expenses)	$1,000.00	$1,022.37	$2.50

*  Expenses are equal to the Fund's annual expense ratio (before reimbursement) of 0.49% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Moderate Allocation Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,031.96	$1.90
Hypothetical (5% Return before Expenses)	$1,000.00	$1,022.99	$1.89

*  Expenses are equal to the Fund's annual expense ratio (before reimbursement) of 0.37% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Aggressive Allocation Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,049.28	$1.81
Hypothetical (5% Return before Expenses)	$1,000.00	$1,023.09	$1.78

*  Expenses are equal to the Fund's annual expense ratio (before reimbursement) of 0.35% (reflecting the proportional expense ratios of the underlying funds in which the Fund invests), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Money Market Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,017.12	$1.37
Hypothetical (5% Return before Expenses)	$1,000.00	$1,023.51	$1.38

*  Expenses are equal to the Fund's annual expense ratio (before reimbursement) of 0.27%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION
EXPENSE EXAMPLE (Continued)

Short-Term Bond Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,006.54	$3.82
Hypothetical (5% Return before Expenses)	$1,000.00	$1,021.00	$3.85

*  Expenses are equal to the Fund's annual expense ratio (before reimbursement) of 0.76%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Mid-Term Bond Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$996.10	$2.80
Hypothetical (5% Return before Expenses)	$1,000.00	$1,022.03	$2.83

*  Expenses are equal to the Fund's annual expense ratio (before reimbursement) of 0.56%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Bond Fund

	Beginning Account Value July 1, 2005	Ending Account Value December 31, 2005	Expenses Paid During Period* July 1 – December 31, 2005
Actual	$1,000.00	$1,000.13	$2.62
Hypothetical (5% Return before Expenses)	$1,000.00	$1,022.22	$2.65

*  Expenses are equal to the Fund's annual expense ratio (before reimbursement) of 0.52%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2005

	Shares	Value
COMMON STOCKS:
BASIC MATERIALS (2.9%)
Other Securities	458,316	$20,907,187
CONSUMER, CYCLICAL (10.4%)
Comcast Corp. Cl A*	136,686	3,548,369
Home Depot, Inc.	133,714	5,412,743
Time Warner, Inc.	293,489	5,118,448
Other Securities	1,814,683	61,430,757
		75,510,317
CONSUMER, NON-CYCLICAL (9.3%)
Altria Group, Inc.	131,075	9,793,924
Coca-Cola Co.	130,289	5,251,950
PepsiCo, Inc.	104,438	6,170,197
Proctor & Gamble Co.	210,978	12,211,407
Wal-Mart Stores, Inc.	157,243	7,358,972
Other Securities	756,527	26,883,601
		67,670,051
ENERGY (9.1%)
ChevronTexaco Corp.	141,311	8,022,225
ConocoPhillips	87,341	5,081,499
Exxon Mobil Corp.	391,670	22,000,104
Schlumberger, Ltd.	37,080	3,602,322
Other Securities	485,628	27,506,971
		66,213,121
FINANCIAL (20.8%)
American Express Co.	78,158	4,022,011
American Int'l. Group, Inc.	163,381	11,147,486
Bank of America Corp.	252,793	11,666,397
Citigroup, Inc.	318,439	15,453,845
Goldman Sachs Group, Inc.	28,376	3,623,899
J.P. Morgan Chase & Co.	220,250	8,741,722
Merrill Lynch & Co., Inc.	57,844	3,917,774
Morgan Stanley	67,850	3,849,809
Wachovia Corp.	97,784	5,168,862
Wells Fargo & Company	105,260	6,613,486
Other Securities	1,692,643	76,643,930
		150,849,221
HEALTHCARE (13.0%)
Abbott Laboratories	97,642	3,850,024
Amgen, Inc.*	77,695	6,127,028
Johnson & Johnson	187,258	11,254,206
Lilly (Eli) & Co.	71,545	4,048,732
Medtronic, Inc.	76,138	4,383,265
Merck & Co., Inc.	137,638	4,378,265
Pfizer, Inc.	463,995	10,820,363
UnitedHealth Group, Inc.	85,782	5,330,493
Wyeth	84,489	3,892,408
Other Securities	939,422	39,937,730
		94,022,514

* Non-income producing security.

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIAL (11.3%)
3M Company	47,834	$3,707,135
Boeing Co.	50,814	3,569,175
General Electric Co.	665,090	23,311,405
Tyco International, Ltd.	126,712	3,656,908
United Parcel Service Cl B	69,463	5,220,144
United Technologies Corp.	64,119	3,584,893
Other Securities	809,987	38,895,617
		81,945,277
TECHNOLOGY (14.8%)
Apple Computer, Inc.*	53,048	3,813,621
Cisco Systems, Inc.*	386,644	6,619,345
Dell, Inc.*	148,143	4,442,809
Hewlett-Packard Co.	180,338	5,163,077
IBM Corp.	99,423	8,172,571
Intel Corp.	379,497	9,472,245
Microsoft Corp.	576,228	15,068,362
Motorola, Inc.	156,784	3,541,751
Qualcomm, Inc.	103,494	4,458,522
Other Securities	2,631,112	46,229,130
		106,981,433
TELECOMMUNICATIONS (2.9%)
AT & T, Inc.	245,889	6,021,822
Sprint Nextel Corp.	185,970	4,344,259
Verizon Communications	174,042	5,242,145
Other Securities	265,643	5,719,671
		21,327,897
UTILITIES (3.3%)
Other Securities	641,567	23,820,496
TOTAL COMMON STOCKS (Cost: $615,527,933) 97.8%		$709,247,514

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2005

	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.1%)
U.S. Treasury Bill (a)	3.85%	02/09/06	$800,000	$796,561
U.S. Treasury Bill (a)	3.87	03/30/06	200,000	198,038
				994,599
U.S. GOVERNMENT AGENCIES (2.0%)
Federal Home Loan Bank	3.35	01/03/06	14,500,000	14,495,952
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $15,490,598) 2.1%				15,490,551
TEMPORARY CASH INVESTMENTS** (Cost $750,000) 0.1%				750,000
TOTAL INVESTMENTS (Cost: $631,768,531) 100.0%				725,488,065
OTHER NET ASSETS 0.0% (b)				286,093
NET ASSETS 100.0%				$725,774,158

(a)  This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

(b)  Less than 0.05%.

**  The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2005 was 3.79%.

  The total value of non-income producing investments was $101,136,858, or 13.9%, of the Fund's total investments as of December 31, 2005.

FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2005:

	Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
PURCHASED
50 S & P Stock Index Futures Contracts	March 2005	$15,685,000	$(336,975)

Face value of futures purchased and outstanding as a percentage of total investments in securities: 2.2%

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2005

	Shares	Value
INDEXED ASSETS:
COMMON STOCKS
BASIC MATERIALS (1.6%)
Other Securities	139,503	$6,364,205
CONSUMER, CYCLICAL (5.7%)
Home Depot, Inc.	40,702	1,647,617
Time Warner, Inc.	89,337	1,558,037
Other Securities	593,936	19,778,646
		22,984,300
CONSUMER, NON-CYCLICAL (5.1%)
Altria Group, Inc.	39,899	2,981,253
Coca-Cola Co.	39,669	1,599,057
PepsiCo, Inc.	31,791	1,878,212
Proctor & Gamble Co.	64,221	3,717,111
Wal-Mart Stores, Inc.	47,865	2,240,082
Other Securities	230,257	8,181,613
		20,597,328
ENERGY (5.0%)
ChevronTexaco Corp.	43,023	2,442,416
ConocoPhillips	26,594	1,547,239
Exxon Mobil Corp.	119,224	6,696,812
Other Securities	159,094	9,467,922
		20,154,389
FINANCIAL (11.3%)
American Int'l. Group, Inc.	49,733	3,393,283
Bank of America Corp.	76,950	3,551,242
Citigroup, Inc.	96,932	4,704,110
J.P. Morgan Chase & Co.	67,043	2,660,937
Wachovia Corp.	29,765	1,573,378
Wells Fargo & Company	32,041	2,013,136
Other Securities	585,886	28,019,250
		45,915,336

* Non-income producing security

	Shares	Value
INDEXED ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
HEALTHCARE (7.0%)
Amgen, Inc.*	23,650	$1,865,039
Johnson & Johnson	57,001	3,425,760
Pfizer, Inc.	141,239	3,293,693
UnitedHealth Group, Inc.	26,112	1,622,600
Other Securities	428,230	18,412,479
		28,619,571
INDUSTRIAL (6.1%)
General Electric Co.	202,452	7,095,943
United Parcel Service Cl B	21,154	1,589,723
Other Securities	334,648	16,257,115
		24,942,781
TECHNOLOGY (8.0%)
Cisco Systems, Inc.*	117,694	2,014,921
Hewlett-Packard Co.	54,895	1,571,644
IBM Corp.	30,264	2,487,701
Intel Corp.	115,518	2,883,329
Microsoft Corp.	175,402	4,586,762
Qualcomm, Inc.	31,503	1,357,149
Other Securities	909,840	17,662,601
		32,564,107
TELECOMMUNICATIONS (1.6%)
AT & T, Inc.	74,848	1,833,020
Verizon Communications	52,978	1,595,697
Other Securities	137,470	3,063,455
		6,492,172
UTILITIES (1.8%)
Other Securities	195,283	7,250,522
TOTAL INDEXED ASSETS-COMMON STOCKS (Cost: $169,015,199) 53.2%		$215,884,711

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2005

	Rate	Maturity	Face Amount	Value
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.1%)
U.S. Treasury Bill (a)	3.82%	02/02/06	$120,000	$119,571
U.S. Treasury Bill (a)	3.87	03/30/06	500,000	495,096
				614,667
U.S. GOVERNMENT AGENCIES (1.5%)
Federal National Management Association	3.25	01/03/06	6,060,000	6,058,359
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $6,673,144) 1.6%				6,673,026
TOTAL INDEXED ASSETS (Cost: $175,688,343) 54.8%				222,557,737
TEMPORARY CASH INVESTMENTS** (Cost:$580,000) 0.1%				$580,000

(a)  This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

**  The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2005 was 3.79%.

FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2005:

	Expiration Date	Underlying Face Amount at Value	Unrealized Gain/(Loss)
PURCHASED
26 S & P Stock Index Futures Contracts	March 2005	$8,156,200	$(123,850)

Face value of futures purchased and outstanding as a percentage of total investments in securities: 2.0%

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2005

	Shares	Value
ACTIVE ASSETS:
COMMON STOCKS
BASIC MATERIALS (1.5%)
Other Securities	164,508	$6,121,312
CONSUMER, CYCLICAL (5.1%)
Other Securities	799,960	20,531,108
CONSUMER, NON-CYCLICAL (2.6%)
Proctor & Gamble Co.	40,450	2,341,246
Other Securities	237,700	8,050,333
		10,391,579
ENERGY (3.6%)
Exxon Mobil Corp.	49,570	2,784,347
Halliburton Co.	24,630	1,526,075
Range Resources Corp.	61,758	1,626,706
Transocean, Inc.*	22,210	1,547,815
Valero Energy Corp.	27,280	1,407,648
Other Securities	204,677	5,931,952
		14,824,543
FINANCIAL (9.8%)
American Int'l. Group, Inc.	20,699	1,412,293
Bank of America Corp.	49,053	2,263,796
Citigroup, Inc.	56,531	2,743,449
Merrill Lynch & Co., Inc.	22,204	1,503,877
Wachovia Corp.	26,323	1,391,434
Wells Fargo & Company	31,205	1,960,610
Other Securities	1,141,512	28,587,238
		39,862,697
HEALTHCARE (4.2%)
Amgen, Inc.*	19,800	1,561,428
Johnson & Johnson	33,090	1,988,709

* Non-income producing security

	Shares	Value
ACTIVE ASSETS (CONTINUED):
COMMON STOCKS (CONTINUED)
HEALTHCARE (CONTINUED)
Pfizer, Inc.	55,020	$1,283,066
Other Securities	393,585	12,110,696
		16,943,899
INDUSTRIAL (7.2%)
General Electric Co.	99,840	3,499,392
United Technologies Corp.	27,620	1,544,234
Other Securities	876,032	24,468,253
		29,511,879
TECHNOLOGY (6.8%)
Intel Corp.	57,330	1,430,957
Microsoft Corp.	85,320	2,231,118
Other Securities	1,277,382	23,862,694
		27,524,769
TELECOMMUNICATIONS (0.8%)
Other Securities	163,612	3,285,234
UTILITIES (1.4%)
Other Securities	175,047	5,620,625
TOTAL ACTIVE ASSETS-COMMON STOCKS (Cost: $160,520,201) 43.0%		174,617,645
PREFERRED STOCKS:
FINANCIAL (0.1%)
Quanta Capital Holdings	13,420	335,500
TOTAL PREFERRED STOCKS (Cost: $335,500) 0.1%		$335,500

	Face Rate	Maturity	Amount	Value
LONG-TERM DEBT SECURITIES:
FINANCIAL (0.1%)
GSC Capital Corp.	7.25%	07/15/10	$460,000	$460,000
TOTAL LONG-TERM DEBT SECURITIES (Cost: $460,000) 0.1%				460,000
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.8%)
Federal National Mortgage Association	3.25	01/03/06	7,500,000	7,497,969
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $7,497,969) 1.8%				7,497,969
TOTAL ACTIVE ASSETS (Cost: $168,813,670) 45.0%				182,911,114
TEMPORARY CASH INVESTMENTS ** (Cost: $24,000) 0.0% (1)				24,000
TOTAL INVESTMENTS (Cost: $345,106,014) 99.9%				406,072,851
OTHER NET ASSETS 0.1%				439,091
NET ASSETS 100.0%				$406,511,942

(1)  Less than 0.05%.

**  The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2005 was 3.79%.

  The total value of non-income producing investments was $89,033,097, or 21.9%, of the Fund's total investments at December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP VALUE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2005

	Shares	Value
COMMON STOCKS:
BASIC MATERIALS (7.5%)
Commercial Metals Co.	11,236	$421,799
Longview Fibre Co.	18,805	391,332
Lubrizol Corp.	9,601	416,971
Oregon Steel Mills, Inc.*	9,548	280,902
Other Securities	41,455	1,022,623
		2,533,627
CONSUMER, CYCLICAL (8.6%)
Audiovox Corp. Cl A*	44,267	613,541
Crown Holdings, Inc.*	46,470	907,558
Sunterra Corporation*	23,698	336,986
Other Securities	99,294	1,044,207
		2,902,292
CONSUMER, NON-CYCLICAL (3.7%)
Chiquita Brands Intl., Inc.	16,980	339,770
Longs Drug Stores Corp.	14,140	514,555
Other Securities	17,180	400,426
		1,254,751
ENERGY (5.4%)
NS Group, Inc.*	11,236	469,777
Range Resources Corp.	24,708	650,808
Unisource Energy Corp.	12,655	394,836
Other Securities	10,563	305,456
		1,820,877
FINANCIAL (29.3%)
Assured Guaranty Co.*	19,698	500,132
Bank Mutual Corp.	32,579	345,337
BankAtlantic Bancorp, Inc. Cl A	32,707	457,898
Brookline Bankcorp	33,310	472,003
Conseco, Inc.*	15,805	366,202
Equity Inns, Inc.	34,384	465,903
First Niagara Financial Grp.	32,041	463,633
First State Bank Corporation	16,149	387,415
Highwoods Properties, Inc.	10,849	308,654
IShares Russell 200 Growth*	4,620	308,246
KNBT Bancorp, Inc.	25,300	412,137
LandAmerica Financial Group	7,945	495,768
MAF Bancorp	11,526	476,945
Mid-America Apt. Communities	5,827	282,610
NewAlliance Bankshare	31,289	454,942
PHH Corp.*	16,041	449,469
Provident Financial Services	27,009	499,937
Sterling Financial Corp.	19,135	477,992
Taberna Realty Fin. Trust	30,400	364,800
Other Securities	131,201	1,914,706
		9,904,729

* Non-income producing security

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTHCARE (1.8%)
Other Securities	29,007	$611,628
INDUSTRIAL (25.2%)
Apogee Enterprises, Inc.	34,955	566,970
Benchmark Electronics*	9,010	303,006
Champion Enterprises, Inc.*	54,245	738,817
Gardner Denver Machinery*	10,580	521,594
General Cable Corp.*	23,009	453,277
Kennametal, Inc.	11,451	584,459
Kirby Corp.*	9,505	495,876
RailAmerica, Inc.*	53,933	592,724
Shaw Group, Inc.*	11,955	347,771
Siligan Holdings, Inc.	18,182	656,734
Texas Industries, Inc.	6,268	312,397
Trinity Industries	14,193	625,486
Universal Forest Products	7,870	434,818
Other Securities	137,538	1,897,581
		8,531,510
TECHNOLOGY (8.4%)
Anixter International, Inc.	9,988	390,731
Skyworks Solutions, Inc.*	55,266	281,304
Other Securities	138,138	2,184,057
		2,856,092
TELECOMMUNICATIONS (1.4%)
Other Securities	40,363	495,319
UTILITIES (3.7%)
PNM Resources, Inc.	14,881	364,436
Sierra Pacific Resources*	30,052	391,878
Westar Energy, Inc.	15,289	328,714
Other Securities	9,419	166,810
		1,251,838
TOTAL COMMON STOCKS (Cost: $31,824,041) 95.0%		32,162,663
PREFERRED STOCKS:
FINANCIAL (0.7%)
Quanta Capital Holdings	9,210	230,250
TOTAL PREFERRED STOCKS (Cost: $230,250) 0.7%		$230,250

	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (4.0%)
Federal National Mortgage Association	3.25%	01/03/06	$1,340,000	$1,339,758
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $1,339,758) 4.0%				1,339,758
TOTAL INVESTMENTS (Cost: $33,394,049) 99.7%				33,732,671
OTHER NET ASSETS 0.3%				113,920
NET ASSETS 100.0%				$33,846,591

  The total value of non-income producing investments was $13,382,932, or 39.7%, of the Fund's total investments as of December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP GROWTH FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2005

	Shares	Value
COMMON STOCKS:
BASIC MATERIALS (0.6%)
Other Securities	3,832	$143,853
CONSUMER, CYCLICAL (13.7%)
Gamestop Corp.*	14,451	459,831
Hibbett Sporting Goods, Inc.*	11,349	323,220
Hudson Highland Group*	10,782	187,176
P.F. Changs China Bistro, Inc.	3,396	168,543
Payless Shoesource, Inc.*	7,622	191,312
Pinnacle Entertainment, Inc.*	9,006	222,538
Red Robin Gourmet Burgers*	3,513	179,022
The Warnaco Group, Inc.*	11,419	305,116
Wild Oaks Markets, Inc.*	19,962	241,141
Wolverine World Wide, Inc.	12,003	269,587
Other Securities	47,596	756,308
		3,303,794
CONSUMER, NON-CYCLICAL (2.6%)
Serologicals Corp.*	10,443	206,145
Other Securities	17,287	420,610
		626,755
ENERGY (6.4%)
Holly Corp.	3,241	190,798
NS Group, Inc.*	8,953	374,325
Range Resources Corp.	14,928	393,204
Todco Cl A	8,391	319,361
Other Securities	8,835	270,704
		1,548,392
FINANCIAL (15.1%)
Choice Hotels Intl., Inc.	6,600	275,616
IShares Russell 200 Growth	4,100	285,565
IShares Russell Micropac	4,100	209,715
La Salle Hotel Properties	6,057	222,413
MoneyGram International, Inc.	6,787	177,005
National Financial Partners	5,717	300,428
Placer Sierra Banschares	7,889	218,604
Platinum Underwriters Hldgs.*	5,621	174,644
PrivateBancorp, Inc.	6,244	222,099
Texas Regional Bancshares	7,697	217,825
Other Securities	53,331	1,357,198
		3,661,112

* Non-income producing security

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTHCARE (13.0%)
Advanced Medical Optics, Inc.*	4,545	$189,981
Amedisys, Inc.*	4,705	198,739
Amylin Pharmaceuticals, Inc.*	5,323	212,494
CV Therapeutics, Inc.*	7,186	177,710
United Surgical Partners, Inc.	5,839	187,724
Ventana Medical Systems, Inc.*	8,112	343,544
Viasys Healthcare, Inc.*	6,861	176,328
Other Securities	90,225	1,668,361
		3,154,881
INDUSTRIAL (17.6%)
Actuant Corp. Cl A	4,636	258,689
Cal Dive International, Inc.*	9,302	333,849
Genesee & Wyoming, Inc. Cl A*	5,685	213,472
HUB Group, Inc. Cl A*	5,764	203,757
Hydril Company*	3,832	239,883
Landstar System, Inc.	7,658	319,645
Lincoln Electric Holdings	5,811	230,464
Regal-Beloit Corp.	12,302	435,491
Shaw Group, Inc.*	8,239	239,673
Other Securities	74,652	1,797,234
		4,272,157
TECHNOLOGY (21.9%)
Medics Pharmaceutical Corp.	12,520	401,266
Microsemi Corp.*	14,553	402,536
Red Hat, Inc.*	7,000	190,680
Secure Computing Corp.*	20,867	255,829
Sonosite, Inc.*	4,977	174,245
ValueClick , Inc.*	12,222	221,340
Viasat, Inc.*	10,029	268,075
Wabtech	12,584	338,510
Other Securities	224,268	3,052,238
		5,304,719
TELECOMMUNICATIONS (0.6%)
Other Securities	10,530	146,367
UTILITIES (1.1%)
Other Securities	10,738	269,454
TOTAL COMMON STOCKS (Cost: $21,455,601) 92.6%		$22,431,484

	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (7.1%)
Federal National Mortgage Association	3.25%	01/03/06	$1,720,000	$1,719,689
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $1,719,689) 7.1%				1,719,689
TOTAL INVESTMENTS (Cost: $23,175,290) 99.7%				24,151,173
OTHER NET ASSETS 0.3%				77,469
NET ASSETS 100.0%				$24,228,642

  The total value of non-income producing investments was $14,658,780, or 60.7%, of the Fund's total investments as of December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MIDCAP VALUE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2005

	Shares	Value
COMMON STOCKS:
BASIC MATERIALS (9.2%)
Nucor Corp.	1,585	$105,751
PPG Industries, Inc.	2,114	122,401
Phelps Dodge Corp.	947	136,245
Sonoco Products Co.	4,431	130,271
Vulcan Materials Co.	1,819	123,237
Other Securities	14,278	415,769
		1,033,674
CONSUMER, CYCLICAL (12.4%)
Crown Holdings, Inc.*	9,330	182,215
Johnson Controls, Inc.	1,834	133,717
Penney (J.C.) Co., Inc.	2,160	120,096
Polo Ralph Lauren Corp.	2,612	146,638
Other Securities	17,554	810,749
		1,393,415
CONSUMER, NON-CYCLICAL (6.4%)
Archer-Daniels-Midland Co.	4,291	105,816
Dean Foods Co.*	2,861	107,745
Kroger Co.*	6,421	121,228
RJ Reynolds Tobacco Hldgs.	1,134	108,104
Other Securities	11,580	274,235
		717,128
ENERGY (6.7%)
Grant Prideco, Inc.*	2,669	117,756
Kerr-McGee Corp.	1,367	124,205
Noble Energy, Inc.	2,954	119,046
Other Securities	7,446	382,452
		743,459
FINANCIAL (27.4%)
American Financial Group	3,078	117,918
Apartment Investment & Mgmt. Co.	2,954	111,868
Associated Banc-Corp.	3,700	120,435
Bear Stearns Cos., Inc.	1,274	147,185
CIT Group, Inc.	2,176	112,673
Comerica, Inc.	2,192	124,418
Developers Divers Rlty.	2,922	137,392
Equity Office Properties	4,618	140,064
Equity Residential	3,918	153,272
First Tennessee Natl. Bank	3,218	123,700
Genworth Financial, Inc.	3,529	122,033

* Non-income producing security

	Shares	Value
COMMON STOCKS (CONTINUED):
FINANCIAL (CONTINUED)
Huntington Bancshares, Inc.	5,038	$119,653
KeyCorp.	4,229	139,261
M & T Bank Corp.	979	106,760
North Fork Bancorp, Inc.	4,929	134,857
Principal Financial Group Inc.	3,483	165,199
StanCorp Financial Group, Inc.	2,643	132,018
Vornado Realty Trust	2,270	189,477
Zions Bancorporation	1,741	131,550
Other Securities	25,944	541,792
		3,071,525
HEALTHCARE (3.8%)
CIGNA Corp.	1,213	135,492
Other Securities	10,274	285,109
		420,601
INDUSTRIAL (10.2%)
Donnelley R.R. &Sons	4,369	149,463
General Growth Pptys., Inc.	2,316	108,829
Norfolk Southern	3,187	142,873
Other Securities	20,083	745,778
		1,146,943
TECHNOLOGY (9.0%)
Xerox Corp.*	8,085	118,445
Other Securities	71,008	887,180
		1,005,625
TELECOMMUNICATIONS (1.3%)
Other Securities	6,840	142,216
UTILITIES (11.1%)
American Electric Power, Inc.	4,245	157,447
Edison International	3,218	140,337
Energen Corp.	3,218	116,878
PG & E Corp.	3,047	113,105
PPL Corporation	4,197	123,392
Pepco Holdings, Inc.	5,287	118,270
Pinnacle West Capital Corp.	2,813	116,318
Sempra Energy	3,187	142,905
Teco Energy, Inc.	7,075	121,549
Other Securities	1,585	91,296
		1,241,497
TOTAL COMMON STOCKS (Cost: $10,470,978) 97.5%		$10,916,083

	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (2.3%)
Federal National Mortgage Association	3.25%	01/03/06	$260,000	$259,930
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $259,930) 2.3%				259,930
TOTAL INVESTMENTS (Cost: $10,730,908) 99.8%				11,176,013
OTHER NET ASSETS 0.2%				27,640
NET ASSETS 100.0%				$11,203,653

  The total value of non-income producing investments was $2,178,381, or 19.5%, of the Fund's total investments as of December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2005

	Shares	Value
COMMON STOCKS:
BASIC MATERIALS (5.3%)
Arch Coal, Inc.	19,668	$1,563,606
Lyondell Chemical Co.	62,312	1,484,272
Peabody Energy Corp.	39,979	3,295,069
Other Securities	454,829	12,795,827
		19,138,774
CONSUMER, CYCLICAL (14.0%)
Abercrombie & Fitch Co. Cl A	26,644	1,736,656
Advance Auto Parts*	32,891	1,429,443
Chico's FAS, Inc.*	55,025	2,417,248
Harman Intl. Inds	20,026	1,959,544
Michaels Stores, Inc.	40,644	1,437,578
Mohawk Industries, Inc.*	16,067	1,397,508
Williams-Sonoma, Inc.*	35,093	1,514,263
Other Securities	1,288,124	38,099,689
		49,991,929
CONSUMER, NON-CYCLICAL (2.2%)
Dean Foods Co.*	40,925	1,541,235
Other Securities	182,468	6,175,932
		7,717,167
ENERGY (7.1%)
Cooper Cameron Corp.*	34,283	1,419,316
ENSCO International, Inc.	46,600	2,066,710
Grant Prideco, Inc.*	39,092	1,724,739
NewField Exploration Company*	38,685	1,936,958
Noble Energy, Inc.	53,182	2,143,235
Patterson UTI Energy, Inc.	52,540	1,731,193
Pioneer Natural Resources Co.	39,079	2,003,580
Pride International, Inc.*	48,174	1,481,351
Smith International, Inc.	60,927	2,261,001
Other Securities	223,342	8,623,719
		25,391,802
FINANCIAL (17.7%)
Berkley (WR) Corp.	34,096	1,623,652
Commerce Bancorp, Inc. ( N.J.)	52,798	1,816,779
Developers Divers Rlty	33,099	1,556,315
Everest RE Group*	18,810	1,887,584
Fidelity Natl. Finl., Inc.	52,760	1,941,040
Legg Mason, Inc.	37,043	4,433,676
Mercantile Bankshares Corp.	24,957	1,408,573
Old Republic Intl. Corp.	55,710	1,462,945
Radian Group, Inc.	25,244	1,479,046
Other Securities	1,303,153	45,427,950
		63,037,560

* Non-income producing security

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTHCARE (10.6%)
Barr Pharmaceuticals, Inc.*	32,713	$2,037,693
Health Net, Inc.*	34,815	1,794,712
Ivax Corp.*	66,580	2,085,951
Omnicare, Inc.	36,305	2,077,372
Sepracor, Inc.*	32,254	1,664,306
Varian Medical Systems, Inc.*	39,994	2,013,298
Other Securities	715,382	26,349,936
		38,023,268
INDUSTRIAL (13.8%)
C.H. Robinson Worldwide, Inc.	51,967	1,924,338
Expeditors Int'l Wash., Inc.	32,421	2,188,742
Fastenal Co.	37,660	1,475,895
Joy Global, Inc.	36,946	1,477,840
Precision Castparts Corp.	40,400	2,093,123
Republic Services, Inc.	37,115	1,393,668
Other Securities	1,090,085	38,827,110
		49,380,716
TECHNOLOGY (14.3%)
Cadence Design Systems, Inc.*	86,260	1,459,519
Cognizant Tech Solutions*	42,016	2,115,506
Harris Corp.	40,673	1,749,346
Lam Research Corp.*	41,348	1,475,297
Microchip Technology, Inc.	63,905	2,054,545
Sandisk Corp.*	55,979	3,516,601
Other Securities	2,035,309	38,856,231
		51,227,045
TELECOMMUNICATIONS (0.4%)
Other Securities	106,047	1,386,816
UTILITIES (7.4%)
Questar Corp.	25,929	1,962,824
Southwestern Energy Co.*	48,712	1,750,709
Other Securities	939,774	22,728,169
		26,441,702
TOTAL COMMON STOCKS (Cost: $274,490,267) 92.8%		$331,736,779

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2005

	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
Other Securities	—	—	$1,000,000	$990,128
U.S. GOVERNMENT AGENCIES (6.0%)
Federal Home Loan Bank	3.35%	01/03/06	21,430,000	21,426,011
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $22,416,547) 6.3%				22,416,139
TEMPORARY CASH INVESTMENTS** (Cost: $500,000) 0.1%				500,000
TOTAL INVESTMENTS (Cost: $297,406,814) 99.2%				354,652,918
OTHER NET ASSETS 0.8%				2,876,414
NET ASSETS 100.0%				$357,529,332

**  The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2005 was 3.79%.

  The total value of non-income producing investments was $127,674,208, or 36.0%, of the Fund's total investments as of December 31, 2005.

FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 30, 2005:

	Expiration Date	Underlying Face Amount at Value	Unrealized Gain (Loss)
PURCHASED
62 S & P Stock Index Futures Contracts	March 2005	$23,039,200	$(368,000)

Face value of futures purchased and outstanding as a percentage of total investments in securities: 6.4%

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2005

	Shares	Value
COMMON STOCKS:
BASIC MATERIALS (4.1%)
Commercial Metals Co.	77,730	$2,917,983
Other Securities	387,480	10,193,787
		13,111,770
CONSUMER, CYCLICAL (10.8%)
Audiovox Corp. Cl A*	212,272	2,942,090
Crown Holdings, Inc.*	211,400	4,128,641
Gamestop Corp.*	93,221	2,966,292
Hibbett Sporting Goods, Inc.*	71,535	2,037,317
The Warnaco Group, Inc.*	73,432	1,962,103
Wolverine World Wide, Inc.	134,399	3,018,602
Other Securities	1,205,553	17,872,657
		34,927,702
CONSUMER, NON-CYCLICAL (3.1%)
Longs Drug Stores Corp.	65,960	2,400,283
Other Securities	339,108	7,477,564
		9,877,847
ENERGY (7.0%)
NS Group, Inc.*	112,235	4,692,545
Range Resources Corp.	216,270	5,696,551
Todco Cl A	63,890	2,431,653
Whittier Energy*	302,200	3,173,100
Other Securities	216,896	6,748,768
		22,742,617
FINANCIAL (23.5%)
Assured Guaranty Co.*	84,590	2,147,740
BankAtlantic Bancorp, Inc. Cl A	157,840	2,209,760
Brookline Bankcorp	161,240	2,284,771
Equity Inns, Inc.	162,290	2,199,030
First Niagara Financial Grp.	140,480	2,032,746
First State Bank Corporation	107,700	2,583,723
IShares Russell 200 Growth	31,300	2,180,045
LandAmerica Financial Group	34,770	2,169,648
MAF Bancorp	50,620	2,094,655
NewAlliance Bankshare	147,590	2,145,959
PHH Corp.*	77,810	2,180,236
Provident Financial Services	118,590	2,195,101
Sterling Financial Corp.	90,076	2,250,098
Taberna Realty Fin. Trust	178,600	2,143,200
Other Securities	2,098,122	44,933,913
		75,750,625
HEALTHCARE (7.2%)
Advanced Medical Optics, Inc.*	48,714	2,036,244
Ventana Medical Systems, Inc.*	52,252	2,212,871
Other Securities	894,198	18,866,388
		23,115,503

* Non-income producing security.

	Shares	Value
COMMON STOCKS (CONTINUED):
INDUSTRIAL (21.0%)
Apogee Enterprises, Inc.	153,220	$2,485,228
Benchmark Electronics*	65,158	2,191,264
Cal Dive International, Inc.*	59,290	2,127,918
Champion Enterprises, Inc.*	282,465	3,847,172
Gardner Denver Machinery*	46,420	2,288,506
General Cable Corp.*	110,460	2,176,062
Kennametal, Inc.	50,140	2,559,146
Kirby Corp.*	46,244	2,412,548
Landstar System, Inc.	49,652	2,072,474
RailAmerica, Inc.*	261,010	2,868,500
Regal-Beloit Corp.	79,615	2,818,371
Shaw Group, Inc.*	110,408	3,211,769
Siligan Holdings, Inc.	89,000	3,214,680
Trinity Industries	69,910	3,080,934
Universal Forest Products	40,970	2,263,593
Other Securities	1,274,749	28,202,253
		67,820,418
TECHNOLOGY (14.8%)
Medics Pharmaceutical Corp.	80,605	2,583,390
Microsemi Corp.*	93,950	2,598,656
Wabtech	81,190	2,184,011
Other Securities	2,775,548	40,566,696
		47,932,753
TELECOMMUNICATIONS (1.1%)
Other Securities	265,735	3,379,084
UTILITIES (2.4%)
PNM Resources, Inc.	97,090	2,377,733
Sierra Pacific Resources*	147,140	1,918,706
Other Securities	157,024	3,394,303
		7,690,742
TOTAL COMMON STOCKS (Cost: $266,343,779) 95.0%		306,349,061
PREFERRED STOCKS:
FINANCIAL (0.4%)
Other Securities .	48,020	1,200,500
TOTAL PREFERRED STOCKS (Cost: $1,200,500) 0.4%		$1,200,500

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2005

	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
FINANCIAL (0.6%)
Other Securities .	—	—	$1,890,000	$1,890,000
TOTAL LONG-TERM DEBT SECURITIES (Cost: $1,890,000 ) 0.6%				1,890,000
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (3.7%)
Federal Home Loan Bank	3.35%	01/03/06	5,600,000	5,598,958
Federal National Mortgage Association	3.25	01/03/06	6,420,000	6,418,840
				12,017,798
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $12,017,798) 3.7%				12,017,798
TEMPORARY CASH INVESTMENTS** (Cost: $14,300) 0.0% (1)				14,300
TOTAL INVESTMENTS (Cost: $281,466,377) 99.7%				321,471,659
OTHER NET ASSETS 0.3%				1,046,762
NET ASSETS 100.0%				$322,518,421

(1)  Less than 0.05%.

**  The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2005 was 3.79%.

  The total value of non-income producing investments was $162,815,200, or 50.6% of the Fund's total investments as of December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2005

	Shares	Value
COMMON STOCKS:
BASIC MATERIALS (1.6%)
Phelps Dodge Corp.	12,082	$1,738,237
Other Securities	42,042	2,113,073
		3,851,310
CONSUMER, CYCLICAL (7.0%)
Best Buy Co., Inc.	37,080	1,612,238
Kohl's Corp.*	38,674	1,879,556
Omnicom Group, Inc.	19,656	1,673,315
Penney (J.C.) Co., Inc.	28,780	1,600,168
Starwood Hotels & Resorts	24,465	1,562,335
Target Corp.	34,468	1,894,706
Other Securities	167,294	5,942,492
		16,164,810
CONSUMER, NON-CYCLICAL (5.1%)
PepsiCo, Inc.	31,469	1,859,189
Proctor & Gamble Co.	63,135	3,654,254
Wal-Mart Stores, Inc.	40,636	1,901,765
Other Securities	116,433	4,345,339
		11,760,547
ENERGY (5.7%)
Devon Energy Corp.	29,865	1,867,757
Exxon Mobil Corp.	77,545	4,355,702
Halliburton Co.	40,146	2,487,446
Transocean, Inc.*	33,754	2,352,316
Valero Energy Corp.	41,570	2,145,012
		13,208,233
FINANCIAL (12.3%)
American Int'l. Group, Inc.	31,935	2,178,925
Bank of America Corp.	75,497	3,484,186
Bear Stearns Cos., Inc.	14,049	1,623,081
Capital One Financial Corp.	19,029	1,644,106
Citigroup, Inc.	87,866	4,264,137
Merrill Lynch & Co., Inc.	34,304	2,323,410
North Fork Bancorp, Inc.	64,374	1,761,273
Wachovia Corp.	41,626	2,200,350
Wells Fargo & Company	48,527	3,048,951
Other Securities	87,869	6,030,525
		28,558,944

* Non-income producing security.

	Shares	Value
COMMON STOCKS (CONTINUED):
HEALTHCARE (6.8%)
Aetna, Inc.	17,932	$1,691,167
Amgen, Inc.*	30,590	2,412,327
Johnson & Johnson	50,256	3,020,385
Pfizer, Inc.	88,291	2,058,946
Wyeth	42,439	1,955,165
Other Securities	98,257	4,687,759
		15,825,749
INDUSTRIAL (6.7%)
Boeing Co.	21,491	1,509,528
General Electric Co.	154,256	5,406,672
United Technologies Corp.	42,494	2,375,840
Other Securities	106,914	6,359,740
		15,651,780
TECHNOLOGY (9.1%)
Dell, Inc.*	56,008	1,679,680
IBM Corp.	19,251	1,582,432
Intel Corp.	85,829	2,142,292
Microsoft Corp.	126,920	3,318,957
Texas Instruments, Inc.	48,738	1,563,028
Other Securities	502,688	10,790,170
		21,076,559
TELECOMMUNICATIONS (1.5%)
Other Securities	136,098	3,590,959
UTILITIES (2.3%)
Exelon Corp.	33,829	1,797,673
Other Securities	61,631	3,539,895
		5,337,568
TOTAL COMMON STOCKS (Cost: $126,765,449 ) 58.1%		$135,026,459

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2005

	Rating*	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.6%)
U.S. Treasury Strip	AAA	0.00%	08/15/21	$7,000,000	$3,388,168
Other Securities		—	—	500,000	484,629
					3,872,797
U.S. GOVERNMENT AGENCIES (17.0%)
MORTGAGE-BACKED OBLIGATIONS (14.9%)
FHLMC	AAA	8.00	07/15/06	3,228	3,223
FHLMC	AAA	5.00	06/15/17	4,000,000	3,987,896
FHLMC	AAA	4.00	10/15/26	1,800,000	1,737,232
FNMA	AAA	7.50	02/01/32	51,169	53,606
FNMA	AAA	6.00	05/01/32	196,975	199,183
FNMA	AAA	7.50	06/01/32	65,058	68,149
FNMA	AAA	5.00	06/01/33	1,209,931	1,176,562
FNMA	AAA	5.00	11/01/33	1,664,376	1,618,474
FNMA	AAA	5.50	05/01/34	1,955,845	1,938,565
FNMA	AAA	6.00	03/01/17	47,845	48,908
FNMA	AAA	5.00	04/01/18	1,414,456	1,401,355
FNMA	AAA	—	—	16,853,413	16,742,010
GNMA (1)	AAA	6.27	10/16/27	3,000,000	3,177,471
GNMA (1)	AAA	—	—	237,843	249,040
Other Securities		—	—	2,223,158	2,192,052
					34,593,726
NON-MORTGAGE-BACKED OBLIGATION (2.1%)
FHLMC		4.50	01/15/13	3,500,000	3,437,980
FNMA		—	—	1,500,000	1,432,498
					4,870,478
BASIC MATERIALS (2.4%)
Praxair, Inc.	A-	6.90	11/01/06	2,500,000	2,538,897
Other Securities		—	—	3,000,000	2,966,006
					5,504,903
CONSUMER, CYCLICAL (2.7%)
Target Corp.	A+	5.38	06/15/09	1,000,000	1,014,726
Other Securities		—	—	5,913,488	5,230,606
					6,245,332
CONSUMER, NON-CYCLICAL (1.1%)
Wal-Mart Stores, Inc.	AA	6.88	08/10/09	1,000,000	1,064,277
Other Securities		—	—	1,500,000	1,457,354
					2,521,631
ENERGY (0.5%)
Other Securities		—	—	1,250,000	1,217,559
FINANCIAL (8.8%)
Bank of America Corp.	AA-	4.75	10/15/06	500,000	499,834
Berkley (WR) Corp.	BBB+	8.70	01/01/22	1,500,000	1,836,984
GE Capital Corp.	AAA	5.45	01/15/13	2,000,000	2,048,676
Wells Fargo & Company	AA-	3.50	04/04/08	250,000	242,920
Other Securities		—	—	17,200,785	15,781,054
					20,409,468

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2005

	Rating*	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES: (Continued)
HEALTHCARE (0.4%)
Wyeth	A	5.50%	03/15/13	$500,000	$506,884
Other Securities		—	—	500,000	488,665
					995,549
INDUSTRIAL (1.9%)
Seariver Maritime	AAA	0.00	09/01/12	3,000,000	2,174,244
Other Securities		—	—	2,250,000	2,209,094
					4,383,338
TECHNOLOGY (0.7%)
Other Securities		—	—	1,500,000	1,535,692
TELECOMMUNICATIONS (0.4%)
Other Securities		—	—	1,000,000	989,747
UTILITIES (0.8%)
Other Securities		—	—	2,000,000	1,967,639
TOTAL LONG-TERM DEBT SECURITIES (Cost: $91,479,984) 38.3%					89,107,859
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (3.2%)
Federal Home Loan Bank		3.35%	01/03/06	7,300,000	7,298,641
TOTAL SHORT-TERM DEBT SECURITIES (Cost: $7,298,641) 3.2%					7,298,641
TEMPORARY CASH INVESTMENTS** (Cost: $12,100 ) 0.0% (2)					12,100
TOTAL INVESTMENTS (Cost: $225,556,174) 99.6%					231,445,059
OTHER NET ASSETS 0.4%					920,324
NET ASSETS 100.0%					$232,365,383

*  Ratings as per Standard & Poor's Corporation.

Abbreviations: FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association

(1)  U.S. Government guaranteed security.

(2)  Less than 0.05%.

  The total value of investments whose issuer has filed for Chapter XI bankruptcy law (or equivalent) protection was $49,199, or 0.02% of the Fund's total investments as of December 31, 2005.

**  The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2005 was 3.79%.

  The total value of investments not rated or below-investment grade was $5,499,521, or 2.4% of the Fund's total investments as of December 31, 2005.

  The total value of non-income producing investments was $17,879,322, or 7.7%, of the Fund's total investments as of December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (CONSERVATIVE ALLOCATION FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2005

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100%)
Mutual of America Investment Corporation
Bond Fund (30.1%)	2,678,058	$3,364,217
Mid-Term Bond Fund (30.1%)	3,651,775	3,363,792
Equity Index Fund (24.7%)	1,290,064	2,759,932
Short Term Bond Fund (15.1%)	1,657,930	1,682,805
TOTAL INVESTMENTS (Cost: $11,348,079) 100.0%		$11,170,746
OTHER NET ASSETS 0.0%		—
NET ASSETS 100.0%		$11,170,746

MUTUAL OF AMERICA INVESTMENT CORPORATION (MODERATE ALLOCATION FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2005

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100%)
Mutual of America Investment Corporation
Equity Index Fund (34.7%)	9,127,120	$19,526,342
Bond Fund (30.2%)	13,532,946	17,000,290
Mid-Term Bond Fund (20.2%)	12,302,183	11,332,021
Mid-Cap Equity Index Fund (14.9%)	5,471,830	8,385,273
TOTAL INVESTMENTS (Cost: $56,074,048) 100.0%		$56,243,926
OTHER NET ASSETS 0.0%		—
NET ASSETS 100.0%		$56,243,926

MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE ALLOCATION FUND)
PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2005

	Shares	Value
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100%)
Mutual of America Investment Corporation
Equity Index Fund (44.8%)	9,952,466	$21,292,066
Bond Fund (25.3%)	9,563,026	12,013,217
Mid-Cap Equity Index Fund (19.9%)	6,187,839	9,482,517
Aggressive Equity Fund (10.0%)	2,585,976	4,751,458
TOTAL INVESTMENTS (Cost: $46,283,410) 100.0%		$47,539,258
OTHER NET ASSETS 0.0%		—
NET ASSETS 100.0%		$47,539,258

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT TERM BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2005

	Rating*	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (19.5%)
U.S. Treasury Note	AAA	2.75%	07/31/06	$2,500,000	$2,476,465
U.S. Treasury Note	AAA	3.00	11/15/07	1,500,000	1,462,617
U.S. Treasury Strip	AAA	0.00	11/15/08	4,000,000	3,530,388
					7,469,470
U.S. GOVERNMENT AGENCIES (53.2%)
MORTGAGE-BACKED OBLIGATIONS (11.4%)
FHLMC	AAA	6.50	04/01/14	216,322	224,059
FHLMC	AAA	4.50	03/15/22	1,100,494	1,096,338
FHLMC	AAA	4.00	11/15/26	475,050	467,789
FHLMC	AAA	—	—	600,465	611,473
FNMA	AAA	4.50	10/25/17	1,000,000	993,078
FNMA		—	—	737,146	744,609
Other Securities		—	—	230,595	233,732
					4,371,078
NON-MORTGAGE-BACKED OBLIGATION (41.8%)
FFCB	AAA	2.88	06/29/06	1,000,000	991,724
FHLB	AAA	2.50	03/15/06	500,000	497,885
FHLB	AAA	2.88	09/15/06	2,800,000	2,765,568
FHLMC	AAA	2.75	08/15/06	1,000,000	988,583
FHLMC	AAA	2.38	02/15/07	2,000,000	1,948,354
FHLMC	AAA	3.88	06/15/08	3,750,000	3,675,720
FHLMC	AAA	3.63	09/15/08	1,500,000	1,458,467
FNMA	AAA	2.25	05/15/06	2,000,000	1,982,952
FNMA	AAA	2.63	11/15/06	1,000,000	982,255
FNMA	AAA	2.38	02/15/07	750,000	730,475
					16,021,983
BASIC MATERIALS (1.5%)
International Paper Co.	BBB	3.80	04/01/08	200,000	193,875
Lubrizol Corp.	BBB-	5.88	12/01/08	200,000	203,510
Other Securities		—	—	200,000	193,013
					590,398
CONSUMER, CYCLICAL (2.2%)
Caterpillar Fin. Svc.	A	2.63	01/30/07	250,000	244,245
Other Securities		—	—	590,000	590,074
					834,319
CONSUMER, NON-CYCLICAL (1.9%)
General Mills, Inc.	BBB+	3.88	11/30/07	200,000	196,081
Other Securities		—	—	550,000	536,923
					733,004
ENERGY (2.3%)
Cooper Cameron Corp.	BBB+	2.65	04/15/07	200,000	193,373
Dominion Resources	BBB	4.13	02/15/08	200,000	196,291
Marathon Oil Corp.	BBB+	5.38	06/01/07	200,000	201,066
Ocean Energy, Inc.	BBB	4.38	10/01/07	200,000	197,733
Other Securities		—	—	100,000	98,644
					887,107

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT TERM BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2005

	Rating*	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES: (Continued)
FINANCIAL (10.9%)
American Express Co.	A+	5.50%	09/12/06	$200,000	$200,943
American Honda Fin	A+	3.85	11/06/08	200,000	194,589
Bank of New York, Inc.	A+	3.90	09/01/07	200,000	196,970
Bank of Oklahoma	BBB+	7.13	08/15/07	250,000	258,705
Capital One Bank	BBB	4.88	05/15/08	200,000	199,186
Deere Capital Corp.	A-	3.90	01/15/08	200,000	196,083
Fifth Third Bank	AA-	3.38	08/15/08	200,000	192,732
First Tennessee Bank	A-	5.75	12/01/08	200,000	204,207
GE Capital Corp.	AAA	2.75	09/25/06	250,000	246,455
Huntington National Bank	A-	3.13	05/15/08	200,000	192,124
Lehman Brothers Hlds.	A+	3.50	08/07/08	200,000	193,030
National City Bank	A+	3.38	10/15/07	250,000	243,456
Northern Trust Co.	AA-	2.88	12/15/06	200,000	196,159
Wachovia Corp.	A+	3.50	08/15/08	200,000	193,255
Other Securities		—	—	1,280,000	1,264,872
					4,172,766
HEALTHCARE (0.5%)

UnitedHealth Group A 3.38 08/15/07	200,000	195,466
INDUSTRIAL (3.6%)

Bunge, Ltd.	BBB	4.38	12/15/08	200,000	196,549
Comcast Cable Communications	BBB+	6.20	11/15/08	200,000	205,307
Conoco Funding Co.	A-	5.45	10/15/06	200,000	200,783
Deluxe Corp.	BBB+	3.50	10/01/07	250,000	238,485
Raytheon Co.	BBB	4.50	11/15/07	200,000	198,277
Other Securities		—	—	320,000	323,757
					1,363,158
TECHNOLOGY (1.3%)
Pitney Bowes, Inc.	A+	5.75	08/15/08	200,000	203,924
Other Securities		—	—	300,000	296,550
					500,474
UTILITIES (1.5%)
DTE Energy Co.	BBB-	6.45	06/01/06	200,000	201,281
Telecom de Puerto Rico	BBB+	6.80	05/15/09	200,000	207,819
Other Securities		—	—	150,000	145,126
					554,226
Total Long-Term Debt Securities (Cost: $38,200,583) 98.4%					37,693,449

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT TERM BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2005

	Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.4%)
Federal National Mortgage Association	4.23%	02/02/06	$302,000	$300,825
Federal National Mortgage Association	3.25	01/03/06	260,000	259,930
				560,755
Total Short-Term Debt Securities (Cost: $560,755) 1.4%				560,755
Total Investments (Cost: $38,761,338) 99.8%				38,254,204
Other Net Assets 0.2%				60,556
Net Assets 100.0%				$38,314,760

*  Ratings as per Standard & Poor's Corporation.

Abbreviations: FFCB = Federal Farm Credit Bank
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2005

	Rating*	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (12.3%)
U.S. Treasury Note	AAA	5.00%	08/15/11	$3,000,000	$3,096,444
U.S. Treasury Note	AAA	4.00	11/15/12	2,000,000	1,956,954
U.S. Treasury Strip	AAA	0.00	11/15/12	5,000,000	3,705,385
					8,758,783
U.S. GOVERNMENT AGENCIES (52.3%)
MORTGAGE-BACKED OBLIGATIONS (4.3%)
FHLMC	AAA	5.00	06/15/17	3,000,000	2,990,922
FHLMC	AAA	—	—	53,014	55,365
FNMA	AAA	—	—	23,789	23,964
					3,070,251
NON-MORTGAGE-BACKED OBLIGATION (48.0%)
FHLB	AAA	2.75	03/14/08	4,750,000	4,556,281
FHLB	AAA	5.75	05/15/12	4,500,000	4,738,464
FHLMC	AAA	6.63	09/15/09	5,000,000	5,312,210
FHLMC	AAA	5.63	03/15/11	4,000,000	4,157,756
FNMA	AAA	3.25	01/15/08	5,000,000	4,857,215
FNMA	AAA	3.25	02/15/09	1,500,000	1,436,718
FNMA	AAA	6.63	09/15/09	5,500,000	5,848,376
FNMA	AAA	4.38	09/15/12	3,500,000	3,419,896
					34,326,916
BASIC MATERIALS (1.7%)
Monsanto Co.	A-	4.00	05/15/08	500,000	489,267
Other Securities		—	—	750,000	758,314
					1,247,581
CONSUMER, CYCLICAL (5.4%)
Caterpillar Fin. Svc.	A	2.63	01/30/07	500,000	488,490
Cox Communications, Inc. Cl A	BBB-	3.88	10/01/08	500,000	481,849
Newell Rubbermaid	BBB+	4.63	12/15/09	500,000	488,921
Target Corp.	A+	5.38	06/15/09	1,000,000	1,014,725
Other Securities		—	—	1,436,000	1,397,664
					3,871,649
CONSUMER, NON-CYCLICAL (3.8%)
Campbell Soup Co.	A	5.50	03/15/07	500,000	502,015
Coca-Cola Enterprises	A	2.50	09/15/06	500,000	491,353
General Mills, Inc.	BBB+	2.63	10/24/06	500,000	489,618
Kellogg Co.	BBB+	2.88	06/01/08	500,000	476,383
Safeway, Inc.	BBB-	4.13	11/01/08	500,000	484,160
Other Securities		—	—	250,000	266,069
					2,709,598
ENERGY (1.0%)
Anadarko Petroleum	BBB+	3.25	05/01/08	500,000	481,510
Other Securities		—	—	250,000	247,166
					728,676
FINANCIAL (16.5%)
American Honda Fin	A+	3.85	11/06/08	500,000	486,472
Bank of America Corp.	AA-	4.75	10/15/06	500,000	499,834
Bank of Oklahoma	BBB+	7.13	08/15/07	350,000	362,187
Berkshire Hathaway Financial	AAA	4.20	12/15/10	500,000	484,064
Colonial Properties LP	BBB-	4.80	04/01/11	300,000	289,569

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2005

	Rating*	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES: (Continued)
FINANCIAL (CONTINUED)
Deere Capital Corp.	A-	3.90%	01/15/08	$500,000	$490,209
Ford Motor Credit Co.	BB+	7.38	10/28/09	750,000	665,165
GE Capital Corp.	AAA	2.75	09/25/06	750,000	739,364
General Motors Acceptance Corp.	BB	6.75	01/15/06	500,000	499,670
Heller Financial, Inc.	AAA	6.38	03/15/06	500,000	501,690
Household Fin. Corp.	A	6.50	01/24/06	500,000	500,498
JP Morgan Chase Bank	A+	5.63	08/15/06	500,000	502,143
Lehman Brothers Hlds.	A+	4.00	01/22/08	500,000	491,719
Nationwide Rural Utilities Coop. Finance Corp.	BBB-	7.60	11/20/28	350,000	397,754
Roslyn Bancorp, Inc.	BBB-	7.50	12/01/08	500,000	530,121
SLM Corp.	A	4.00	01/15/09	500,000	486,567
Sprint Capital Corp.	A-	7.13	01/30/06	500,000	500,800
Textron Finance Corp.	A-	2.69	10/03/06	500,000	492,455
The CIT Group, Inc.	A	6.50	02/07/06	500,000	500,838
U S Bancorp	A+	3.95	08/23/07	500,000	493,521
Other Securities		—	—	1,900,000	1,870,822
					11,785,462
INDUSTRIAL (0.7%)
Deluxe Corp.	BBB+	3.50	10/01/07	500,000	476,970
TECHNOLOGY (1.4%)
Hewlett-Packard Co.	A-	5.75	12/15/06	500,000	504,180
IBM Corp.	A+	4.88	10/01/06	500,000	500,411
					1,004,591
TELECOMMUNICATIONS (1.1%)
Verizon Global	A+	4.00	01/15/08	500,000	490,370
Other Securities		—	—	250,000	249,687
					740,057
UTILITIES (1.6%)
Telecom de Puerto Rico	BBB+	6.80	05/15/09	300,000	311,728
Virginia Elect.& Pwr	BBB	4.50	12/15/10	400,000	390,007
Other Securities		—	—	500,000	480,291
					1,182,026
Total Long-Term Debt Securities (Cost: $71,677,109 ) 97.8%					69,902,560
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.0%)
Federal National Mortgage Association		3.25	01/03/06	680,000	679,816
Total Short-Term Debt Securities (Cost: $679,816 ) 1.0%					679,816
Total Investments (Cost: $72,356,925 ) 98.8%					70,582,376
Other Net Assets 1.2%					860,878
Net Assets 100.0%					$71,443,254

*  Ratings as per Standard & Poor's Corporation.

Abbreviations: FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association

  The total value of investments not rated or below-investment grade was $1,164,835, or 1.7% of the Fund's total investments as of December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES
December 31, 2005

	Rating*	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (4.3%)
U.S. Treasury Strip	AAA	0.00%	02/15/17	$15,000,000	$9,056,085
U.S. Treasury Strip	AAA	0.00	05/15/14	10,000,000	6,884,800
					15,940,885
U.S. GOVERNMENT AGENCIES (43.8%)
MORTGAGE-BACKED OBLIGATIONS (35.0%)
FHLMC	AAA	8.00	07/15/06	6,456	6,446
FHLMC	AAA	4.00	10/15/26	9,000,000	8,686,161
FNMA	AAA	6.00	05/01/32	2,639,471	2,669,059
FNMA	AAA	6.50	05/01/32	3,130,980	3,217,805
FNMA	AAA	7.50	06/01/32	923,822	967,714
FNMA	AAA	6.00	04/01/33	3,598,682	3,639,023
FNMA	AAA	5.00	06/01/33	2,856,781	2,777,994
FNMA	AAA	5.50	07/01/33	4,789,923	4,754,798
FNMA	AAA	5.50	09/01/33	2,552,603	2,533,884
FNMA	AAA	5.50	10/01/33	3,028,945	3,006,733
FNMA	AAA	5.00	11/01/33	4,224,955	4,108,435
FNMA	AAA	5.00	01/01/34	3,164,217	3,076,951
FNMA	AAA	4.50	05/01/34	1,387,359	1,309,563
FNMA	AAA	4.50	06/01/34	2,681,381	2,531,023
FNMA	AAA	5.50	07/01/34	3,065,431	3,038,348
FNMA	AAA	5.50	09/01/34	2,401,253	2,380,037
FNMA	AAA	5.50	10/01/34	5,383,746	5,336,180
FNMA	AAA	5.00	04/01/35	2,597,727	2,517,089
FNMA	AAA	5.50	08/01/35	4,476,875	4,433,973
FNMA	AAA	5.00	09/01/35	5,952,518	5,767,740
FNMA	AAA	5.50	11/01/35	2,467,039	2,443,397
FNMA	AAA	5.00	10/25/15	5,000,000	4,986,405
FNMA	AAA	6.00	03/01/17	609,036	622,563
FNMA	AAA	5.00	04/01/18	757,744	750,726
FNMA	AAA	4.50	05/01/18	3,192,778	3,113,971
FNMA	AAA	4.00	05/01/19	2,996,225	2,864,508
FNMA	AAA	5.00	09/01/20	2,695,170	2,666,485
FNMA	AAA	5.00	10/01/20	3,437,166	3,400,584
FNMA	AAA	—	—	33,388,548	33,208,626
GNMA (1)	AAA	6.27	10/16/27	3,000,000	3,177,471
GNMA (1)	AAA	—	—	1,048,810	1,097,812
Other Securites		—	—	3,990,321	3,953,458
					129,044,962
NON-MORTGAGE-BACKED OBLIGATION (8.8%)
AID - Sri Lanka	AAA	6.59	09/15/28	4,000,000	4,112,200
FFCB	AAA	2.88	06/29/06	2,500,000	2,479,310
FFCB	AAA	4.15	05/15/13	10,000,000	9,620,530
FHLB	AAA	4.50	11/15/12	4,000,000	3,937,464
FHLMC	AAA	4.50	01/15/13	2,500,000	2,455,700
FHLMC	AAA	5.20	03/05/19	10,000,000	9,759,130
					32,364,334

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2005

	Rating*	Rate	Maturity	Face Amount	Value
LONG-TERM DEBT SECURITIES (CONTINUED):
BASIC MATERIALS (6.0%)
Intl. Flavors & Fragrances	BBB+	6.45%	05/15/06	$2,500,000	$2,511,938
Lyondell Chemical Co.	BB-	10.25	11/01/10	5,000,000	5,500,000
PolyOne Corp.	B+	7.50	12/15/15	3,750,000	3,421,875
Praxair, Inc.	A-	6.90	11/01/06	5,000,000	5,077,795
Other Securites		—	—	5,500,000	5,524,761
					22,036,369
CONSUMER, CYCLICAL (8.0%)
Kellwood, Co.	BB	7.88	07/15/09	4,000,000	3,969,208
Target Corp.	A+	5.38	06/15/09	3,250,000	3,297,860
Other Securites		—	—	23,776,720	22,096,671
					29,363,739
CONSUMER, NON-CYCLICAL (2.2%)
Wal-Mart Stores, Inc.	AA	6.88	08/10/09	3,000,000	3,192,831
Other Securites		—	—	5,000,000	4,832,324
					8,025,155
ENERGY (1.5%)
Other Securites		—	—	5,750,000	5,589,934
FINANCIAL (20.0%)
Bank of America Alternative Loan Trust	AAA	5.75	05/25/33	3,500,000	3,488,783
Berkley (WR) Corp.	BBB+	8.70	01/01/22	5,000,000	6,123,280
Deere Capital Corp.	A-	3.90	01/15/08	2,500,000	2,451,043
Executive Risk, Inc.	A	7.13	12/15/07	5,000,000	5,193,330
First Horizon Mortgage Trust	AAA	5.00	06/25/33	3,426,240	3,401,859
First Tennessee Natl. Bank	BBB+	4.50	05/15/13	5,000,000	4,770,585
Ford Motor Credit Co.	BB+	7.38	10/28/09	3,000,000	2,660,658
GE Capital Corp.	AAA	2.75	09/25/06	4,000,000	3,943,276
General Motor Accp.	BB	0.00	12/01/12	10,000,000	5,689,440
Simon Property Group Inc.	BBB+	7.88	03/15/16	5,000,000	5,848,230
Other Securites		—	—	30,750,000	30,333,091
					73,903,575
HEALTHCARE (1.1%)
Other Securites		—	—	4,250,000	4,217,416
INDUSTRIAL (4.4%)
Seariver Maritime	AAA	0.00	09/01/12	10,000,000	7,247,480
Other Securites		—	—	9,250,000	9,131,834
					16,379,314
TECHNOLOGY (0.6%)
Other Securites		—	—	2,000,000	2,124,404
TELECOMMUNICATIONS (1.1%)
Other Securites		—	—	4,000,000	3,958,988
UTILITIES (2.0%)
Other Securites		—	—	7,500,000	7,351,012
Total Long-Term Debt Securities (Cost: $354,810,678 ) 95.0%					350,300,087

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)
SUMMARY PORTFOLIO OF INVESTMENTS IN SECURITIES (Continued)
December 31, 2005

		Rate	Maturity	Face Amount	Value
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (4.2%)
Executive Jets Inc.		4.15%	01/03/06	$7,300,000	$7,297,475
Hershey Foods		4.00	01/03/06	5,722,000	5,720,092
Other Securites	.	—	—	2,520,000	2,518,507
					15,536,074
Total Short-Term Debt Securities (Cost: $15,536,074) 4.2%					15,536,074
Temporary Cash Investments** (Cost: $41,000) 0.0% (2)					41,000
Total Investments (Cost: $370,387,752) 99.2%					365,877,161
Other Net Assets 0.8%					2,957,614
Net Assets 100.0%					$368,834,775

* Ratings as per Standard & Poor's Corporation.

Abbreviations: FFCB = Federal Farm Credit Bank
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association

(1)  U.S. Government guaranteed security.

(2)  Less than 0.05%.

  The total value of investments whose issuer has filed for Chapter XI bankruptcy law (or equivalent) protection was $122,996, or 0.03% of the Fund's total investments as of June 30, 2005.

**  The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 31, 2005 was 3.79%.

  The total value of investments not rated or below-investment grade was $25,085,970, or 6.9% of the Fund's total investments as of December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2005

	Equity Index Fund	All America Fund	Small Cap Value Fund
ASSETS:
Investments at market value (Cost: Equity Index Fund — $631,768,531 All America Fund — $345,106,014 Small Cap Value Fund — $33,394,049) (Notes 1 and 3)	$725,488,065	$406,072,851	$33,732,671
Cash	180,780	16,659	6,336
Interest and dividends receivable	950,486	469,089	43,711
Receivable for securities sold	114,398	472,441	63,873
Receivable for daily variation margin on futures contracts	—	—	—
TOTAL ASSETS	726,733,729	407,031,040	33,846,591
LIABILITIES:
Payable for securities purchased	893,321	484,648	—
Payable for daily variation margin on future contracts	66,250	34,450	—
TOTAL LIABILITIES	959,571	519,098	—
NET ASSETS	$725,774,158	$406,511,942	$33,846,591
NUMBER OF SHARES OUTSTANDING (Note 4)	339,245,640	209,390,329	31,714,079
NET ASSET VALUES, offering and redemption price per share	$2.14	$1.94	$1.07
COMPONENTS OF NET ASSETS:
Paid-in capital	$630,699,692	$334,781,999	$33,256,411
Accumulated undistributed net investment income (loss)	1,341,393	4,963,123	6,414
Accumulated undistributed net realized gain (loss) on investments and futures contracts	350,515	5,923,833	245,144
Unrealized appreciation (depreciation) of investments and futures contracts	93,382,558	60,842,987	338,622
NET ASSETS	$725,774,158	$406,511,942	$33,846,591

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2005

	Small Cap Growth Fund	Mid-Cap Value Fund	Mid-Cap Equity Index Fund
ASSETS:
Investments at market value (Cost: Small Cap Growth Fund — $23,175,290 Mid-Cap Value Fund — $10,730,908 Mid-Cap Equity Index Fund — $297,406,814) (Notes 1 and 3)	$24,151,173	$11,176,013	$354,652,918
Cash	5,328	267,746	322,083
Interest and dividends receivable	11,245	19,800	277,644
Receivable for securities sold	172,339	—	3,239,027
Receivable for daily variation margin on futures contracts	—	—	12,728
TOTAL ASSETS	24,340,085	11,463,559	358,504,400
LIABILITIES:
Payable for securities purchased	111,443	259,906	975,068
Payable for daily variation margin on future contracts	—	—	—
TOTAL LIABILITIES	111,443	259,906	975,068
NET ASSETS	$24,228,642	$11,203,653	$357,529,332
NUMBER OF SHARES OUTSTANDING (Note 4)	22,964,804	10,540,041	233,305,253
NET ASSET VALUES, offering and redemption price per share	$1.06	$1.06	$1.53
COMPONENTS OF NET ASSETS:
Paid-in capital	$23,773,986	$10,752,767	$296,741,841
Accumulated undistributed net investment income (loss)	—	5,993	1,314,542
Accumulated undistributed net realized gain (loss) on investments and futures contracts	(521,227)	(212)	2,594,845
Unrealized appreciation (depreciation) of investments and futures contracts	975,883	445,105	56,878,104
NET ASSETS	$24,228,642	$11,203,653	$357,529,332

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2005

	Aggressive Equity Fund	Composite Fund	Conservative Allocation Fund
ASSETS:
Investments at market value (Cost: Aggressive Equity Fund — $281,466,377 Composite Fund — $225,556,174 Conservative Allocation Fund — $11,348,079) (Notes 1 and 3)	$321,471,659	$231,445,059	$11,170,746
Cash	6,771	15,403	—
Interest and dividends receivable	302,520	904,921	—
Receivable for securities sold	1,460,827	—	—
TOTAL ASSETS	323,241,777	232,365,383	11,170,746
LIABILITIES:
Payable for securities purchased	723,356	—	—
NET ASSETS	$322,518,421	$232,365,383	$11,170,746
NUMBER OF SHARES OUTSTANDING (Note 4)	175,529,648	161,982,972	11,134,470
NET ASSET VALUES, offering and redemption price per share	$1.84	$1.43	$1.00
COMPONENTS OF NET ASSETS:
Paid-in capital	$262,105,592	$267,755,629	$11,353,531
Accumulated undistributed net investment income (loss)	815,386	4,520,279	17,184
Accumulated undistributed net realized gain (loss) on investments and futures contracts	19,592,162	(45,799,410)	(22,636)
Unrealized appreciation (depreciation) of investments and futures contracts	40,005,281	5,888,885	(177,333)
NET ASSETS	$322,518,421	$232,365,383	$11,170,746

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2005

	Moderate Allocation Fund	Aggressive Allocation Fund	Money Market Fund
ASSETS:
Investments at market value (Cost: Moderate Allocation Fund — $56,074,048 Aggressive Allocation Fund — $46,283,410 Money Market Fund — $129,701,179) (Notes 1 and 3)	$56,243,926	$47,539,258	$129,700,384
Cash	—	—	2,371
Interest and dividends receivable	—	—	—
Receivable for securities sold	—	—	—
NET ASSETS	56,243,926	47,539,258	129,702,755
LIABILITIES:
Payable for securities purchased	—	—	—
NET ASSETS	$56,243,926	$47,539,258	$129,702,755
NUMBER OF SHARES OUTSTANDING (Note 4)	50,880,141	39,032,769	108,513,501
NET ASSET VALUES, offering and redemption price per share	$1.11	$1.22	$1.20
COMPONENTS OF NET ASSETS:
Paid-in capital	$56,022,355	$46,274,474	$129,638,900
Accumulated undistributed net investment income (loss)	131,546	82,155	75,263
Accumulated undistributed net realized gain (loss) on investments and futures contracts	(79,852)	(73,179)	(10,613)
Unrealized appreciation (depreciation) of investments and futures contracts	169,877	1,255,848	(795)
NET ASSETS	$56,243,926	$47,539,258	$129,702,755

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2005

	Short-Term Bond Fund	Mid-Term Bond Fund	Bond Fund
ASSETS:
Investments at market value (Cost: Short-Term Bond Fund — $38,761,338 Mid-Term Bond Fund — $72,356,925 Bond Fund — $370,387,752) (Notes 1 and 3)	$38,254,204	$70,582,376	$365,877,161
Cash	7,812	7,943	86
Interest and dividends receivable	240,241	852,935	2,957,528
Receivable for securities sold	7,048	—	—
NET ASSETS	38,509,305	71,443,254	368,834,775
LIABILITIES:
Payable for securities purchased	194,545	—	—
NET ASSETS	$38,314,760	$71,443,254	$368,834,775
NUMBER OF SHARES OUTSTANDING (Note 4)	37,748,047	77,559,677	293,607,621
NET ASSET VALUES, offering and redemption price per share	$1.02	$0.92	$1.26
COMPONENTS OF NET ASSETS:
Paid-in capital	$39,102,215	$73,508,365	$397,356,897
Accumulated undistributed net investment income (loss)	19,325	48,373	169,047
Accumulated undistributed net realized gain (loss) on investments and futures contracts	(299,646)	(338,934)	(24,180,578)
Unrealized appreciation (depreciation) of investments and futures contracts	(507,134)	(1,774,550)	(4,510,591)
NET ASSETS	$38,314,760	$71,443,254	$368,834,775

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2005

	Equity Index Fund	All America Fund	Small Cap Value Fund(a)	Small Cap Growth Fund(a)	Mid Cap Value Fund(a)
INVESTMENT INCOME AND EXPENSES:
Income:
Dividends	$12,994,439	$6,675,774	$230,714	$44,248	$83,194
Interest	505,647	406,491	43,927	36,285	12,124
Total income	13,500,086	7,082,265	274,641	80,533	95,318
Expenses:
Investment advisory fees (Note 2)	892,369	2,119,142	113,540	80,883	24,741
Accounting and recordkeeping expenses	238,901	142,628	5,586	3,998	1,849
Shareholders reports	374,142	223,370	8,748	6,262	2,896
Custodian expenses	48,479	99,096	2,680	4,464	1,798
Independent directors' fees and expenses	51,241	30,592	1,198	857	396
Audit	41,568	24,817	972	696	322
Licenses and other	54,693	53,701	58	41	19
Total expenses before reimbursement	1,701,393	2,693,346	132,782	97,201	32,021
Expense reimbursement (Note 2)	(809,024)	(574,204)	(19,242)	(16,318)	(7,280)
Net Expenses	892,369	2,119,142	113,540	80,883	24,741
Net Investment Income	12,607,717	4,963,123	161,101	(350)	70,577
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTE 1):
Net realized gain (loss) on investments and futures contracts:
Net realized gain (loss) on investments	15,761,167	41,499,729	371,282	(521,227)	(212)
Net realized gain (loss) on futures contracts	480,328	498,500	—	—	—
	16,241,495	41,998,229	371,282	(521,227)	(212)
Net unrealized appreciation (depreciation) of investments and futures contracts:
Net unrealized appreciation (depreciation) of investments	5,620,108	(32,318,408)	338,622	975,883	445,105
Net unrealized appreciation (depreciation) of futures contracts	(535,725)	(190,375)	—	—	—
	5,084,383	(32,508,783)	338,622	975,883	445,105
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	21,325,878	9,489,446	709,904	454,656	444,893
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,933,595	$14,452,569	$871,005	$454,306	$515,470

(a)  For the period July 1, 2005 (Date of Inception) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2005

	Mid-Cap Equity Index Fund	Aggressive Equity Fund	Composite Fund	Conservative Allocation Fund	Moderate Allocation Fund
INVESTMENT INCOME AND EXPENSES:
Income:
Dividends	$4,088,190	$3,301,975	$2,485,965	$337,442	$1,516,270
Interest	723,711	364,156	4,706,812	—	—
Total income	4,811,901	3,666,131	7,192,777	337,442	1,516,270
Expenses:
Investment advisory fees (Note 2)	400,492	2,850,745	1,205,775	— (b)	— (b)
Accounting and recordkeeping expenses	107,689	114,915	131,495	—	—
Shareholders reports	168,651	179,968	126,519	—	—
Custodian expenses	38,495	53,718	47,816	—	—
Independent directors' fees and expenses	23,097	24,648	17,328	—	—
Audit	18,738	19,995	14,057	—	—
Licenses and other	35,611	1,184	833	—	—
Total expenses before reimbursement	792,773	3,245,173	1,543,823	—	—
Expense reimbursement (Note 2)	(392,281)	(394,428)	(338,048)	—	—
Net Expenses	400,492	2,850,745	1,205,775	—	—
Net Investment Income	4,411,409	815,386	5,987,002	337,442	1,516,270
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1):
Net realized gain (loss) on investments and futures contracts:
Net realized gain (loss) on investments	19,047,452	23,125,866	5,338,875	131,899	1,121,198
Net realized gain (loss) on futures contracts	2,962,481	—	—	—	—
	22,009,933	23,125,866	5,338,875	131,899	1,121,198
Net unrealized appreciation (depreciation) of investments and futures contracts:
Net unrealized appreciation (depreciation) of investments	13,221,210	(5,916,719)	(9,535,117)	(218,500)	(509,418)
Net unrealized appreciation (depreciation) of futures contracts	(774,350)	—	—	—	—
	12,446,860	(5,916,719)	(9,535,117)	(218,500)	(509,418)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	34,456,793	17,209,147	(4,196,242)	(86,601)	611,780
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$38,868,202	$18,024,533	$1,790,760	$250,841	$2,128,050

(b)  The Allocation Funds incur no other advisory or operating expenses other than those included in each of the underlying funds in which they invest.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2005

	Aggressive Allocation Fund		Money Market Fund	Short-Term Bond Fund	Mid-Term Bond Fund	Bond Fund
INVESTMENT INCOME AND EXPENSES:
Income:
Dividends	$967,997		$—	$—	$—	$—
Interest	—		2,910,524	1,030,890	2,719,427	18,287,031
Total income	967,997		2,910,524	1,030,890	2,719,427	18,287,031
Expenses:
Investment advisory fees (Note 2)	—	(b)	219,333	166,397	357,306	1,901,711
Accounting and recordkeeping expenses	—		34,353	72,386	56,325	180,595
Shareholders reports	—		53,801	18,063	37,385	190,707
Custodian expenses	—		20,391	14,312	8,276	19,544
Independent directors' fees and expenses	—		7,368	2,474	5,120	26,119
Audit	—		5,977	2,007	4,154	21,188
Licenses and other	—		354	119	246	1,255
Total expenses before reimbursement	—		341,577	275,758	468,812	2,341,119
Expense reimbursement (Note 2)	—		(122,244)	(109,361)	(111,506)	(439,408)
Net Expenses	—		219,333	166,397	357,306	1,901,711
Net Investment Income	967,997		2,691,191	864,493	2,362,121	16,385,320
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (Note 1) :
Net realized gain (loss) on investments and futures contracts:
Net realized gain (loss) on investments	1,332,695		(4)	(58,241)	(338,934)	(826,477)
Net realized gain (loss) on futures contracts	—		—	—	—	—
	1,332,695		(4)	(58,241)	(338,934)	(826,477)
Net unrealized appreciation (depreciation) of investments and futures contracts:
Net unrealized appreciation (depreciation) of investments	81,434		(795)	(261,643)	(1,517,652)	(8,811,420)
Net unrealized appreciation (depreciation) of futures contracts	—		—	—	—	—
	81,434		(795)	(261,643)	(1,517,652)	(8,811,420)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS	1,414,129		(799)	(319,884)	(1,856,586)	(9,637,897)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,382,126		$2,690,392	$544,609	$505,535	$6,747,423

(b)  The Allocation Funds incur no other advisory or operating expenses other than those included in each of the underlying funds in which they invest.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Equity Index Fund		All America Fund		Small Cap Value Fund	Small Cap Growth Fund
	2005	2004	2005	2004	2005(a)	2005(a)
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$12,607,717	$12,363,328	$4,963,123	$5,381,044	$161,101	$(350)
Net realized gain (loss) on investments and futures contracts	16,241,495	10,900,455	41,998,229	39,617,272	371,282	(521,227)
Unrealized appreciation (depreciation) of investments and futures contracts	5,084,383	45,078,053	(32,508,783)	(9,821,778)	338,622	975,883
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	33,933,595	68,341,836	14,452,569	35,176,538	871,005	454,306
DIVIDEND DISTRIBUTIONS (NOTE 5)
From net investment income	(11,157,235)	(12,302,210)	(1,487,487)	(5,385,057)	(154,687)	—
From capital gains	(14,754,098)	(2,583,414)	(33,401,686)	(43,759,898)	(126,138)	—
Total distributions	(25,911,333)	(14,885,624)	(34,889,173)	(49,144,955)	(280,825)	—
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	72,178,177	266,480,179	9,541,654	112,125,241	40,058,358	30,294,715
Dividends reinvested	25,911,333	14,885,624	34,889,172	49,144,955	280,825	—
Cost of shares redeemed	(102,155,792)	(230,629,440)	(75,212,021)	(181,275,410)	(7,082,772)	(6,520,379)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	(4,066,282)	50,736,363	(30,781,195)	(20,005,214)	33,256,411	23,774,336
INCREASE (DECREASE) IN NET ASSETS	3,955,980	104,192,575	(51,217,799)	(33,973,631)	33,846,591	24,228,642
NET ASSETS, BEGINNING OF PERIOD/YEAR	721,818,178	617,625,603	457,729,741	491,703,372	—	—
NET ASSETS, END OF PERIOD/YEAR	$725,774,158	$721,818,178	$406,511,942	$457,729,741	$33,846,591	$24,228,642
OTHER INFORMATION:
Shares outstanding at the beginning of period/year	341,035,099	316,316,198	223,626,559	232,180,107	—	—
Shares issued	34,348,696	132,943,667	4,805,388	53,041,602	38,192,504	29,215,716
Shares issued as reinvestment of dividends	12,098,877	7,043,949	17,922,112	23,990,889	260,950	—
Shares redeemed	(48,237,032)	(115,268,715)	(36,963,730)	(85,586,039)	(6,739,375)	(6,250,912)
Net increase (decrease)	(1,789,459)	24,718,901	(14,236,230)	(8,553,548)	31,714,079	22,964,804
Shares outstanding at the end of period/year	339,245,640	341,035,099	209,390,329	223,626,559	31,714,079	22,964,804

	Mid Cap Value Fund	Mid-Cap Equity Index Fund		Aggressive Equity Fund
	2005(a)	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$70,577	$4,411,409	$2,631,793	$815,386	$(425,021)
Net realized gain (loss) on investments and futures contracts	(212)	22,009,933	11,339,485	23,125,866	35,651,268
Unrealized appreciation (depreciation) of investments and futures contracts	445,105	12,446,860	23,747,740	(5,916,719)	(17,518,525))
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	515,470	38,868,202	37,719,018	18,024,533	17,707,722
DIVIDEND DISTRIBUTIONS (NOTE 5)
From net investment income	(64,584)	(4,436,689)	(2,634,824)	—	—
From capital gains	—	(19,851,398)	(6,148,832)	(3,277,393)	(14,179,143)
Total distributions	(64,584)	(24,288,087)	(8,783,656)	(3,277,393)	(14,179,143)
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	17,024,729	65,055,325	126,265,303	14,648,472	74,156,460
Dividends reinvested	64,584	24,288,087	8,783,656	3,277,393	14,179,143
Cost of shares redeemed	(6,336,546)	(41,392,768)	(85,494,947)	(83,952,504)	(88,777,624)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	10,752,767	47,950,644	49,554,012	(66,026,639)	(442,021)
INCREASE (DECREASE) IN NET ASSETS	11,203,653	62,530,759	78,489,374	(51,279,499)	3,086,558
NET ASSETS, BEGINNING OF PERIOD/YEAR	—	294,998,573	216,509,199	373,797,920	370,711,362
NET ASSETS, END OF PERIOD/YEAR	$11,203,653	$357,529,332	$294,998,573	$322,518,421	$373,797,920
OTHER INFORMATION:
Shares outstanding at the beginning of period/year	—	201,869,864	167,002,741	212,909,336	214,148,480
Shares issued	16,588,121	43,090,777	92,750,786	8,441,382	44,202,487
Shares issued as reinvestment of dividends	60,408	15,794,620	6,104,563	1,783,718	8,076,219
Shares redeemed	(6,108,488)	(27,450,008)	(63,988,226)	(47,604,788)	(53,517,850)
Net increase (decrease)	10,540,041	31,435,389	34,867,123	(37,379,688)	(1,239,144)
Shares outstanding at the end of period/year	10,540,041	233,305,253	201,869,864	175,529,648	212,909,336

(a)  For the period July 1, 2005 (Date of Inception) to December 31, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
For the Years Ended December 31,

	Composite Fund		Conservative Allocation Fund		Moderate Allocation Fund
	2005	2004	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$5,987,002	$6,204,916	$337,442	$252,499	$1,516,270	$987,433
Net realized gain (loss) on investments	5,338,875	6,286,697	131,899	10,466	1,121,198	937,822
Unrealized appreciation (depreciation) of investments	(9,535,117)	2,938,167	(218,500)	62,408	(509,418)	382,614
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	1,790,760	15,429,780	250,841	325,373	2,128,050	2,307,869
DIVIDEND DISTRIBUTIONS (NOTE 5)
From net investment income	(5,978,084)	(6,213,327)	(316,515)	(251,792)	(1,434,825)	(985,400)
From capital gains	—	—	(102,125)	(67,084)	(1,086,067)	(1,032,891)
Total distributions	(5,978,084)	(6,213,327)	(418,640)	(318,876)	(2,520,892)	(2,018,291)
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	3,033,563	8,131,915	5,489,917	10,483,014	21,862,461	46,027,147
Dividends reinvested	5,978,084	6,213,327	418,640	318,876	2,520,892	2,018,291
Cost of shares redeemed	(29,607,363)	(25,046,841)	(2,929,906)	(5,341,171)	(5,197,282)	(25,703,974)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	(20,595,716)	(10,701,599)	2,978,651	5,460,719	19,186,071	22,341,464
INCREASE (DECREASE) IN NET ASSETS	(24,783,040)	(1,485,146)	2,810,852	5,467,216	18,793,229	22,631,042
NET ASSETS, BEGINNING OF YEAR	257,148,423	258,633,569	8,359,894	2,892,678	37,450,697	14,819,655
NET ASSETS, END OF YEAR	$232,365,383	$257,148,423	$11,170,746	$8,359,894	$56,243,926	$37,450,697
OTHER INFORMATION:
Shares outstanding at the beginning of year	176,457,672	184,087,307	8,204,622	2,857,375	33,766,624	13,680,002
Shares issued	2,056,025	5,739,708	5,367,888	10,273,163	19,296,576	41,361,548
Shares issued as reinvestment of dividends	4,182,055	4,391,212	417,050	322,695	2,464,401	1,877,391
Shares redeemed	(20,712,780)	(17,760,555)	(2,855,090)	(5,248,611)	(4,647,460)	(23,152,317)
Net increase (decrease)	(14,474,700)	(7,629,635)	2,929,848	5,347,247	17,113,517	20,086,622
Shares outstanding at the end of year	161,982,972	176,457,672	11,134,470	8,204,622	50,880,141	33,766,624
	Aggressive Allocation Fund		Money Market Fund		Short-Term Bond Fund
	2005	2004	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$967,997	$591,931	$2,691,191	$823,870	$864,493	$765,941
Net realized gain (loss) on investments	1,332,695	997,371	(4)	(1,539)	(58,241)	(32,919)
Unrealized appreciation (depreciation) of investments	81,434	636,330	(795)	49	(261,643)	(265,873)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,382,126	2,225,632	2,690,392	822,380	544,609	467,149
DIVIDEND DISTRIBUTIONS (Note 5)
From net investment income	(817,301)	(591,931)	(2,660,081)	(826,630)	(867,443)	(767,960)
From capital gains	(1,474,545)	(1,041,552)	—	—	—	—
Total distributions	(2,291,846)	(1,633,483)	(2,660,081)	(826,630)	(867,443)	(767,960)
CAPITAL SHARE TRANSACTIONS (Note 4):
Net proceeds from sale of shares	20,218,460	25,756,150	102,597,545	43,158,736	14,292,185	9,885,481
Dividends reinvested	2,291,846	1,633,483	2,660,081	826,630	867,443	767,960
Cost of shares redeemed	(4,709,581)	(9,574,761)	(54,072,408)	(39,220,075)	(8,095,897)	(7,402,225)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	17,800,725	17,814,872	51,185,218	4,765,291	7,063,731	3,251,216
INCREASE (DECREASE) IN NET ASSETS	17,891,005	18,407,021	51,215,529	4,761,041	6,740,897	2,950,405
NET ASSETS, BEGINNING OF YEAR	29,648,253	11,241,232	78,487,226	73,726,185	31,573,863	28,623,458
NET ASSETS, END OF YEAR	$47,539,258	$29,648,253	$129,702,755	$78,487,226	$38,314,760	$31,573,863
OTHER INFORMATION:
Shares outstanding at the beginning of year	24,504,532	9,637,346	66,233,088	65,253,629	30,881,978	27,741,809
Shares issued	16,358,834	21,533,345	85,220,056	36,282,977	13,879,887	9,499,013
Shares issued as reinvestment of dividends	2,022,596	1,391,525	2,225,659	697,368	854,219	750,595
Shares redeemed	(3,853,193)	(8,057,684)	(45,165,302)	(33,000,886)	(7,868,037)	(7,109,439)
Net increase (decrease)	14,528,237	14,867,186	42,280,413	3,979,459	6,866,069	3,140,169
Shares outstanding at the end of year	39,032,769	24,504,532	108,513,501	66,233,088	37,748,047	30,881,978

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
For the Years Ended December 31,

	Mid-Term Bond Fund		Bond Fund
	2005	2004	2005	2004
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income (loss)	$2,362,121	$2,284,280	$16,385,320	$15,628,792
Net realized gain (loss) on investments	(338,934)	227,112	(826,477)	762,481
Unrealized appreciation (depreciation) of investments	(1,517,652)	(889,302)	(8,811,420)	(304,025)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	505,535	1,622,090	6,747,423	16,087,248
DIVIDEND DISTRIBUTIONS (NOTE 5)
From net investment income	(2,313,748)	(2,301,912)	(16,217,492)	(15,850,366)
From capital gains	—	(288,913)	—	—
Total distributions	(2,313,748)	(2,590,825)	(16,217,492)	(15,850,366)
CAPITAL SHARE TRANSACTIONS (NOTE 4):
Net proceeds from sale of shares	11,365,816	28,518,548	46,628,254	71,651,883
Dividends reinvested	2,313,748	2,590,825	16,217,492	15,850,366
Cost of shares redeemed	(13,640,196)	(31,569,505)	(53,568,712)	(67,561,068)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS	39,368	(460,132)	9,277,034	(19,941,181)
INCREASE (DECREASE) IN NET ASSETS	(1,768,845)	(1,428,867)	(193,035)	20,178,063
NET ASSETS, BEGINNING OF YEAR	73,212,099	74,640,966	369,027,810	348,849,747
NET ASSETS, END OF YEAR	$71,443,254	$73,212,099	$368,834,775	$369,027,810
OTHER INFORMATION:
Shares outstanding at the beginning of year	77,501,724	77,940,160	285,870,568	270,545,154
Shares issued	12,004,896	29,502,800	35,969,954	54,391,826
Shares issued as reinvestment of dividends	2,511,834	2,740,255	12,909,763	12,273,170
Shares redeemed	(14,458,777)	(32,681,491)	(41,142,664)	(51,339,582)
Net increase (decrease)	57,953	(438,436)	7,737,053	15,325,414
Shares outstanding at the end of year	77,559,677	77,501,724	293,607,621	285,870,568

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS

Income from investment operations and distributions per share for a Fund share outstanding throughout each of the five years ended December 31, (or since the Fund's inception date if in existence less than five years) and other supplementary data with respect to each Fund are presented below and in the pages following:

	Equity Index Fund
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$2.12	$1.95	$1.54	$2.02	$2.37
Income (Loss) From Investment Operations: Net Investment Income	0.04	0.05	0.03	0.03	0.03
Net Realized and Unrealized Gains (Losses) on Securities	0.06	0.17	0.41	(0.48)	(0.31)
Total From Investment Operations	0.10	0.22	0.44	(0.45)	(0.28)
Less Dividend Distributions: From Net Investment Income	(0.03)	(0.04)	(0.03)	(0.03)	(0.03)
From Capital Gains	(0.05)	(0.01)	—	—	(0.04)
Total Distributions	(0.08)	(0.05)	(0.03)	(0.03)	(0.07)
Net Asset Value, End of Year	$2.14	$2.12	$1.95	$1.54	$2.02
Total Return (%)(b)	4.81	10.69	28.32	(22.14)	(12.17)
Net Assets, End of Year ($ millions)	726	722	618	390	464
Ratio of Net Investment Income to Average Net Assets (%)	1.76	1.91	1.65	1.49	1.24
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.24	0.22	0.21	0.20	0.22
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.13	0.13	0.13	0.13	0.13
Portfolio Turnover Rate (%)(a)	9.36	4.87	0.89	7.36	10.06
	All America Fund
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$2.05	$2.12	$1.60	$2.09	$2.54
Income (Loss) From Investment Operations: Net Investment Income	0.01	0.02	0.01	0.03	0.02
Net Realized and Unrealized Gains (Losses) on Securities	0.06	0.15	0.52	(0.50)	(0.46)
Total From Investment Operations	0.07	0.17	0.53	(0.47)	(0.44)
Less Dividend Distributions: From Net Investment Income	(0.01)	(0.02)	(0.01)	(0.02)	(0.01)
From Capital Gains	(0.17)	(0.22)	—	—	—
Total Distributions	(0.18)	(0.24)	(0.01)	(0.02)	(0.01)
Net Asset Value, End of Year	$1.94	$2.05	$2.12	$1.60	$2.09
Total Return (%)(b)	3.71	8.23	33.01	(22.38)	(17.38)
Net Assets, End of Year ($ millions)	407	458	492	421	604
Ratio of Net Investment Income to Average Net Assets (%)	1.17	1.16	0.84	0.80	0.70
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.64	0.62	0.61	0.58	0.59
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.50	0.50	0.50	0.50	0.50
Portfolio Turnover Rate (%)(a)	48.00	53.03	76.73	85.27	75.93

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Small Cap Value Fund		Small Cap Growth Fund		Mid Cap Value Fund
	Period Ended December 31, 2005(e)		Period Ended December 31, 2005(e)		Period Ended December 31, 2005(e)
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00
Income From Investment Operations: Net Investment Income	0.01		—		0.01
Net Realized and Unrealized Gains on Securities	0.07		0.06		0.06
Total From Investment Operations	0.08		0.06		0.07
Less Dividend Distributions: From Net Investment Income	(0.01)		—		(0.01)
From Capital Gains	—		—		—
Total Distributions	(0.01)		—		(0.01)
Net Asset Value, End of Period	$1.07		$1.06		$1.06
Total Return (%)	7.61	(c)	5.49	(c)	6.91	(c)
Net Assets, End of Period ($ millions)	34		24		11
Ratio of Net Investment Income to Average Net Assets (%)	1.19	(d)	0.00	(d)	1.76	(d)
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.96	(d)	0.95	(d)	0.75	(d)
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.84	(d)	0.83	(d)	0.62	(d)
Portfolio Turnover Rate (%)(a)	32.67	(c)	64.38	(c)	14.39	(c)

	Mid-Cap Equity Index Fund
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.46	$1.30	$0.97	$1.16	$1.21
Income (Loss) From Investment Operations: Net Investment Income	0.02	0.01	0.01	0.01	0.01
Net Realized and Unrealized Gains (Losses) on Securities	0.16	0.19	0.33	(0.18)	(0.03)
Total From Investment Operations	0.18	0.20	0.34	(0.17)	(0.02)
Less Dividend Distributions: From Net Investment Income	(0.02)	(0.01)	(0.01)	—	(0.01)
From Capital Gains	(0.09)	(0.03)	—	(0.02)	(0.02)
Total Distributions	(0.11)	(0.04)	(0.01)	(0.02)	(0.03)
Net Asset Value, End of Year	$1.53	$1.46	$1.30	$0.97	$1.16
Total Return (%)(b)	12.50	16.28	35.23	(15.24)	(1.06)
Net Assets, End of Year ($ millions)	358	295	217	114	112
Ratio of Net Investment Income to Average Net Assets (%)	1.37	1.08	1.06	1.00	1.13
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.25	0.24	0.22	0.25	0.25
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.13	0.13	0.13	0.13	0.13
Portfolio Turnover Rate (%)(a)	18.65	15.73	7.87	28.11	34.78

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

(c)  Not annualized.

(d)  Annualized.

(e)  Commenced operations July 1, 2005.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Aggressive Equity Fund
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.76	$1.73	$1.24	$1.56	$1.76
Income (Loss) From Investment Operations: Net Investment Income (Loss)	0.01	—	(0.01)	—	—
Net Realized and Unrealized Gains (Losses) on Securities	0.09	0.10	0.50	(0.32)	(0.19)
Total From Investment Operations	0.10	0.10	0.49	(0.32)	(0.19)
Less Dividend Distributions: From Net Investment Income	—	—	—	—	(0.01)
From Capital Gains	(0.02)	(0.07)	—	—	—
Total Distributions	(0.02)	(0.07)	—	—	(0.01)
Net Asset Value, End of Year	$1.84	$1.76	$1.73	$1.24	$1.56
Total Return (%)(b)	5.73	5.42	39.37	(20.46)	(10.62)
Net Assets, End of Year ($ millions)	323	374	371	238	295
Ratio of Net Investment Income to Average Net Assets (%)	0.24	(0.12)	(0.48)	(0.13)	0.18
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.96	0.95	0.94	0.92	0.94
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.85	0.85	0.85	0.85	0.85
Portfolio Turnover Rate (%)(a)	68.55	144.47	200.77	204.53	221.49
	Composite Fund
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.46	$1.40	$1.22	$1.37	$1.60
Income (Loss) From Investment Operations: Net Investment Income	0.04	0.04	0.03	0.02	0.06
Net Realized and Unrealized Gains (Losses) on Securities	(0.03)	0.06	0.18	(0.13)	(0.23)
Total From Investment Operations	0.01	0.10	0.21	(0.11)	(0.17)
Less Dividend Distributions: From Net Investment Income	(0.04)	(0.04)	(0.03)	(0.02)	(0.04)
From Capital Gains	—	—	—	(0.02)	(0.02)
Total Distributions	(0.04)	(0.04)	(0.03)	(0.04)	(0.06)
Net Asset Value, End of Year	$1.43	$1.46	$1.40	$1.22	$1.37
Total Return (%)(b)	0.96	6.34	18.23	(7.51)	(11.00)
Net Assets, End of Year ($ millions)	232	257	259	225	272
Ratio of Net Investment Income to Average Net Assets (%)	2.48	2.46	2.59	3.37	3.64
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.63	0.61	0.63	0.58	0.59
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.50	0.50	0.50	0.50	0.50
Portfolio Turnover Rate (%)(a)	93.84	94.56	177.43	204.99	248.42

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Conservative Allocation Fund				Moderate Allocation Fund				Aggressive Allocation Fund
	Years Ended December 31,				Years Ended December 31,				Years Ended December 31,
	2005	2004	2003(f)		2005	2004	2003(f)		2005	2004	2003(f)
Net Asset Value, Beginning of Year/Period	$1.02	$1.01	$1.00		$1.11	$1.08	$1.00		$1.21	$1.17	$1.00
Income From Investment Operations: Net Investment Income	0.03	0.03	0.01		0.03	0.03	0.01		0.02	0.02	0.03
Net Realized and Unrealized Gains on Securities	(0.01)	0.02	0.05		0.02	0.06	0.11		0.05	0.09	0.17
Total From Investment Operations	0.02	0.05	0.06		0.05	0.09	0.12		0.07	0.11	0.20
Less Dividend Distributions: From Net Investment Income	(0.03)	(0.03)	(0.01)		(0.03)	(0.03)	(0.01)		(0.02)	(0.03)	(0.01)
From Capital Gains	(0.01)	(0.01)	(0.04)		(0.02)	(0.03)	(0.03)		(0.04)	(0.04)	(0.02)
Total Distributions	(0.04)	(0.04)	(0.05)		(0.05)	(0.06)	(0.04)		(0.06)	(0.07)	(0.03)
Net Asset Value, End of Year/Period	$1.00	$1.02	$1.01		$1.11	$1.11	$1.08		$1.22	$1.21	$1.17
Total Return (%)	2.30	4.72	5.32	(c)	4.35	8.27	11.73	(c)	5.78	9.92	19.27	(c)
Net Assets, End of Year/Period ($ millions)	11	8	3		56	37	15		48	30	11
Ratio of Expenses to Average Net Assets (%)(e)	0.00	0.00	0.00	(d)	0.00	0.00	0.00	(d)	0.00	0.00	0.00	(d)
Ratio of Net Investment Income to Average Net Assets (%)	3.39	4.51	8.59	(d)	3.28	3.81	8.85	(d)	2.58	2.98	6.48	(d)
Portfolio Turnover Rate (%)(a)	8.39	92.83	66.44	(c)	14.09	99.27	18.44	(c)	14.96	48.24	26.92	(c)

	Money Market Fund
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.19	$1.18	$1.19	$1.19	$1.20
Income From Investment Operations: Net Investment Income	0.04	0.02	0.01	0.02	0.07
Net Realized and Unrealized Gains or (Losses) on Securities	—	—	(0.01)	—	(0.01)
Total From Investment Operations	0.04	0.02	—	0.02	0.06
Less: Dividend Distributions: From Net Investment Income	(0.03)	(0.01)	(0.01)	(0.02)	(0.07)
Total Distributions	(0.03)	(0.01)	(0.01)	(0.02)	(0.07)
Net Asset Value, End of Year	$1.20	$1.19	$1.18	$1.19	$1.19
Total Return (%)(b)	2.97	1.10	0.84	1.45	3.94
Net Assets, End of Year ($ millions)	130	78	74	93	94
Ratio of Net Investment Income to Average Net Assets (%)	3.05	1.12	0.90	1.48	4.12
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.38	0.38	0.38	0.33	0.35
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.25	0.25	0.25	0.25	0.25
Portfolio Turnover Rate(a)	N/A	N/A	N/A	N/A	N/A

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

(c)  Not annualized.

(d)  Annualized.

(e)  Excludes expenses of the underlying funds.

(f)  For the period May 20, 2003 (commencement of operations) through December 31, 2003.

N/A=Not Applicable.

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Short-Term Bond Fund
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.02	$1.03	$1.05	$1.03	$1.01
Income From Investment Operations: Net Investment Income	0.02	0.03	0.04	0.03	0.06
Net Realized and Unrealized Gains or (Losses) on Securities	—	(0.01)	(0.02)	0.02	0.02
Total From Investment Operations	0.02	0.02	0.02	0.05	0.08
Less Dividend Distributions: From Net Investment Income	(0.02)	(0.03)	(0.04)	(0.03)	(0.06)
From Capital Gains	—	—	—	—	—
Total Distributions	(0.02)	(0.03)	(0.04)	(0.03)	(0.06)
Net Asset Value, End of Year	$1.02	$1.02	$1.03	$1.05	$1.03
Total Return (%)(b)	1.58	1.56	1.74	5.05	7.45
Net Assets, End of Year ($ millions)	38	32	29	38	16
Ratio of Net Investment Income to Average Net Assets (%)	2.59	2.57	2.88	4.19	5.79
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.83	0.83	0.82	0.79	0.77
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.50	0.50	0.50	0.50	0.50
Portfolio Turnover Rate (%)(a)	31.32	31.87	70.34	38.75	60.13
	Mid-Term Bond Fund
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$0.94	$0.96	$0.98	$0.91	$0.85
Income From Investment Operations: Net Investment Income	0.03	0.02	0.03	0.03	0.03
Net Realized and Unrealized Gains or (Losses) on Securities	(0.02)	(0.01)	—	0.07	0.06
Total From Investment Operations	0.01	0.01	0.03	0.10	0.09
Less Dividend Distributions: From Net Investment Income	(0.03)	(0.03)	(0.04)	(0.03)	(0.03)
From Capital Gains	—	—	(0.01)	—	—
Total Distributions	(0.03)	(0.03)	(0.05)	(0.03)	(0.03)
Net Asset Value, End of Year	$0.92	$0.94	$0.96	$0.98	$0.91
Total Return (%)(b)	0.77	2.26	2.76	9.66	10.44
Net Assets, End of Year ($ millions)	71	73	75	88	44
Ratio of Net Investment Income to Average Net Assets (%)	3.30	3.25	3.23	4.11	5.16
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.66	0.65	0.64	0.62	0.68
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.50	0.50	0.50	0.50	0.50
Portfolio Turnover Rate (%)(a)	21.99	27.23	41.55	106.79	6.38

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
FINANCIAL HIGHLIGHTS (Continued)

	Bond Fund
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Year	$1.29	$1.29	$1.27	$1.30	$1.31
Income From Investment Operations: Net Investment Income	0.06	0.06	0.07	0.09	0.13
Net Realized and Unrealized Gains or (Losses) on Securities	(0.03)	—	0.02	(0.01)	(0.01)
Total From Investment Operations	0.03	0.06	0.09	0.08	0.12
Less Dividend Distributions: From Net Investment Income	(0.06)	(0.06)	(0.07)	(0.08)	(0.13)
From Capital Gains	—	—	—	(0.03)	—
Total Distributions	(0.06)	(0.06)	(0.07)	(0.11)	(0.13)
Net Asset Value, End of Year	$1.26	$1.29	$1.29	$1.27	$1.30
Total Return (%)(b)	1.79	4.61	6.73	6.75	8.73
Net Assets, End of Year ($ millions)	369	369	349	437	404
Ratio of Net Investment Income to Average Net Assets (%)	4.30	4.44	5.10	6.38	7.19
Ratio of Expenses to Average Net Assets Before Expense Reimbursement (%)	0.61	0.59	0.60	0.57	0.58
Ratio of Expenses to Average Net Assets After Expense Reimbursement (%)	0.50	0.50	0.50	0.50	0.50
Portfolio Turnover Rate (%)(a)	23.27	35.12	72.09	76.91	9.25

(a)  Portfolio turnover rate excludes all short-term securities.

(b)  Total return would have been lower had non-investment advisory expenses not been reduced through expense reimbursement (Note 2).

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

Mutual of America Investment Corporation (the "Investment Company") is a diversified, open-end management investment company — a type of company commonly known as a "mutual fund". It is registered as such under the Investment Company Act of 1940 (the "Investment Company Act"). The Investment Company was formed on February 21, 1986 as a Maryland corporation and offers its shares exclusively to separate accounts of Mutual of America Life Insurance Company ("Mutual of America Life") and its affiliates. As a "series" type mutual fund, the Investment Company issues separate classes (or series) of capital stock, each of which represents a separate Fund of investments. At December 31, 2005, there were fifteen Funds: Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, Aggressive Equity Fund, Composite Fund, Money Market Fund, Short-Term Bond Fund, Mid-Term Bond Fund, Bond Fund; a Conservative Allocation Fund, a Moderate Allocation Fund and an Aggressive Allocation Fund (collectively "Allocation Funds"). The Small Cap Value Fund, Small Cap Growth Fund and the Mid Cap Value Fund began operations on July 1, 2005. The Allocation Funds began operations on May 20, 2003.

Investment Company shares are issued to Mutual of America Life, and on a limited basis, to The American Life Insurance Company of New York, for allocation to their Separate Accounts as a funding medium for variable accumulation annuity contracts and variable life insurance policies. In addition, shares of selected equity and fixed income funds of the Investment Company are directly issued to one or more of the Investment Company's Allocation Funds.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by the Investment Company, which are in conformity with accounting principles generally accepted in the United States:

Security Valuation — Investment securities are valued as follows:

Equity securities are valued at the last sales price on the principal exchange on which the security is traded. If there is no trading volume for a particular valuation day, the last bid price is used. For any equity securities traded in the over-the-counter market, the security is valued at the last sale price, or if no sale, at the latest bid price available.

The Allocation Funds value their investments in the underlying Funds of the Investment Company at their respective net asset values.

Debt securities are valued on the basis of prices obtained from an independent pricing service. The pricing service may utilize various pricing methodologies that incorporate both dealer supplied valuations and analytical modeling techniques which consider factors such as yield, quality, coupon rate, maturity, issue type, broker quotes and trading characteristics to derive a valuation. In the rare instance when such a price is not available from an independent pricing service, a fair value is used, as determined in good faith by the Adviser, in accordance with procedures adopted by the Board of Directors of the Investment Company.

Short-term debt investments with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Short-term debt securities which mature in more than 60 days are stated at market value.

Investment Transactions — Investment transactions are accounted for as of the trade date. Realized gains and losses on the sale of short and long-term debt securities are computed on the basis of amortized cost at the time of sale. Realized gains and losses on the sale of stock are based on the identified cost basis of the security, determined on the first-in, first-out ("FIFO") basis.

Equity-type funds with an indexed portfolio component may, in order to remain more fully invested in the equity markets while minimizing transaction costs, purchase stock index futures contracts. Initial cash margin deposits (represented by cash or Treasury bills) are made upon entering into futures contracts. (This initial margin, maintained in a segregated account, is equal to approximately 5%-6% of the contract amount, and does not involve the borrowing of funds to finance the transaction.) During the period the futures contract is outstanding, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Futures contracts are valued at the settlement price established each day by the exchange on which traded. Depending upon whether unrealized gains or losses are incurred, variation margin payments are received or made. When the contract is closed, a realized gain or loss from futures transactions is recorded, equal to the net variation margin received or paid over the period the contract was outstanding. The "Underlying Face Amount at Value" (appearing in the "Summary Portfolio of Investments in Securities")

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

representing the aggregate of outstanding contractual amounts under futures contracts reflects the extent of a Fund's exposure to off-balance sheet risk. The use of futures transactions involves the risk of imperfect correlation in the price movements of the contract and the underlying securities.

Each of the Allocation Funds invests in equity (stock) funds and fixed income (bond) funds and targets different percentages to these asset classes. The targets reflect three different approaches to asset allocation based on risk tolerance.

The Allocation Funds invest in the following underlying funds of the Investment Company in accordance with the percentage allocations noted:

Conservative Allocation:	Equity Index (25%), Bond (30%),

Mid-Term Bond (30%), Short-Term Bond (15%).

Moderate Allocation:	Equity Index (35%), Bond (30%),

Mid-Term Bond (20%), Mid-Cap Equity Index (15%).

Aggressive Allocation:	Equity Index (45%), Bond (25%),

Mid-Cap Equity Index (20%), Aggressive Equity (10%).

Generally, rebalancing of the Allocation Funds' holdings are performed on a monthly basis.

Investment Income — Interest income, accretion of discount and amortization of premium are recorded daily on an accrual basis. A debt obligation may cease accrual of income and result in a reduction to interest income when the collection of all or a portion of current and past due interest is in doubt. Dividend income is recorded on the ex-dividend date. Foreign source tax withheld from dividends is recorded as a reduction from dividend income. Should reclamation efforts succeed, such amounts are recorded as income upon collection.

Distributions to Shareholders ("Dividends") — Distributions to shareholders are recorded on the ex-dividend date. It is the Investment Company's policy to make distributions of its net investment income and to distribute net realized gains, if any, on an annual basis, in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications (which do not impact the funds' net asset values) are made within the funds' capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Federal Income Taxes — Each Fund in the Investment Company intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income or excise tax provision is required.

At December 31, 2005, the Funds had the following capital loss carryforwards to offset net capital gains, to the extent provided by Federal income tax regulations. In addition, the Small Cap Growth Fund, Composite Fund, Mid-Term Bond Fund and the Bond Fund generated post-October 2005 net capital losses of $24,992, $209,348, $176,167 and $451,742, respectively, which if unused will expire on December 31, 2014.

Expiring on December 31,	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
2006	$0	$0	$0	$0	$0
2007	0	0	0	0	0
2008	0	0	0	0	0
2009	0	0	0	0	0
2010	0	0	0	0	0
2011	0	0	0	0	0
2012	0	0	0	0	0
2013	0	0	0	487,369	0
Total	$0	$0	$0	$487,369	$0

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

1.  SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION (CONTINUED)

Expiring on December 31,	Mid-Cap Equity Index Fund	Aggressive Equity Fund	Composite Fund	Conservative Allocation Fund	Moderate Allocation Fund
2006	$0	$0	$0	$0	$0
2007	0	0	0	0	0
2008	0	0	0	0	0
2009	0	0	24,794,693	0	0
2010	0	0	20,417,938	0	0
2011	0	0	0	0	0
2012	0	0	0	0	0
2013	0	0	0	0	0
Total	$0	$0	$45,212,631	$0	$0
Expiring on December 31,	Aggressive Allocation Fund	Money Market Fund	Short-Term Bond Fund	Mid-Term Bond Fund	Bond Fund
2006	$0	$2,238	$0	$0	$0
2007	0	1,434	73,348	0	0
2008	0	5,103	101	0	0
2009	0	0	0	0	0
2010	0	295	0	0	0
2011	0	0	111,136	0	23,117,159
2012	0	1,539	56,820	0	171,798
2013	0	4	58,241	162,767	439,879
Total	$0	$10,613	$299,646	$162,767	$23,728,836

2.  EXPENSES

The Investment Company has an Investment Advisory Agreement with Mutual of America Capital Management Corporation ("the Adviser"), an indirect wholly-owned subsidiary of Mutual of America Life. For providing investment management services to each of the Funds of the Investment Company, the Adviser receives a fee, calculated as a daily charge, at the annual rate of .125% of the value of the net assets of the Equity Index Fund and the Mid-Cap Equity Index Fund,.25% of the value of the net assets of the Money Market Fund, .50% of the value of the net assets of the All America Fund, Composite Fund, Short-Term Bond Fund, Mid-Term Bond Fund and Bond Fund, .65% of the value of the net assets of the Mid Cap Value Fund and .85% of the value of the net assets of the Aggressive Equity Fund, Small Cap Value Fund and Small Cap Growth Fund. The Adviser does not assess a fee for investment management to the Allocation Funds. However, shareholders in the Allocation Funds will indirectly bear their pro-rata share of the investment management fees incurred by the underlying Funds in which they invest. See Note 6 for information regarding a reduction to the investment management fees, effective May 1, 2006.

Under a Sub-Advisory Agreement for the All America Fund, through July 27, 2005 the Adviser delegated investment advisory responsibilities to a subadviser responsible for providing management services for a portion of the Fund's assets. The Adviser (not the Fund) was responsible for compensation payable under such Sub-Advisory Agreement.

The Adviser contractually limits the expenses of each Fund, other than for brokers' commissions and other fees relating to portfolio transactions, to the amount of the advisory fee paid by the Funds to the Adviser. On December 30, 2005, the Adviser gave notice to the Investment Company that it will terminate its expense limitation policy effective May 1, 2006.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

3.  PURCHASES AND SALES

The cost of investment purchases and proceeds from sales of investments, excluding short-term securities and futures contracts, for the year ended December 31, 2005 (for the period July 1, 2005 [commencement of operations] through December 31, 2005 for the Small Cap Value Fund, Small Cap Growth Fund and Mid Cap Value Fund) were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
Cost of investment purchases	$65,209,063	$197,016,669	$40,750,523	$34,424,922	$11,650,120
Proceeds from sales of investments	$65,783,456	$252,342,487	$9,067,514	$12,448,093	$1,161,712
	Mid-Cap Equity Index Fund	Aggressive Equity Fund	Composite Fund	Conservative Allocation Fund	Moderate Allocation Fund
Cost of investment purchases	$91,689,700	$223,619,251	$221,262,131	$6,001,165	$25,540,573
Proceeds from sales of investments	$55,726,980	$293,279,428	$246,006,421	$3,047,924	$6,505,196
	Aggressive Allocation Fund	Money Market Fund	Short-Term Bond Fund	Mid-Term Bond Fund	Bond Fund
Cost of investment purchases	$23,089,087	$0	$17,782,984	$17,104,642	$101,281,798
Proceeds from sales of investments	$5,623,663	$0	$10,019,906	$15,329,356	$83,131,232

The cost of short-term security purchases for the Money Market Fund for the period was $2,501,679,863; net proceeds from sales and redemptions for the period were $2,452,377,783.

The components of net unrealized appreciation (depreciation) of investments for Federal income tax purposes and the cost of investments for Federal income tax purposes at December 31, 2005 for each of the funds were as follows. Differences with amounts reflected in the Statements of Assets and Liabilities arise principally from wash sales.

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
Unrealized Appreciation	$155,320,628	$84,937,532	$1,871,292	$1,602,864	$643,512
Unrealized Depreciation	65,264,141	27,735,587	1,582,525	635,847	203,909
Net	$90,056,487	$57,201,945	$288,767	$967,017	$439,603
Cost of Invesmtents	$635,431,578	$348,870,906	$33,443,904	$23,184,156	$10,736,410
	Mid-Cap Equity Index Fund	Aggressive Equity Fund	Composite Fund	Conservative Allocation Fund	Moderate Allocation Fund
Unrealized Appreciation	$74,229,275	$48,131,589	$12,220,874	$97,321	$1,316,439
Unrealized Depreciation	20,508,370	8,431,530	6,709,420	311,169	1,264,882
Net	$53,720,905	$39,700,059	$5,511,454	$(213,848)	$51,557
Cost of Invesmtents	$300,932,013	$281,771,600	$225,933,605	$11,384,594	$56,192,369
	Aggressive Allocation Fund	Money Market Fund	Short-Term Bond Fund	Mid-Term Bond Fund	Bond Fund
Unrealized Appreciation	$1,763,653	$0	$13,511	$56,382	$4,860,711
Unrealized Depreciation	580,984	795	520,645	1,830,931	9,371,302
Net	$1,182,669	$(795)	$(507,134)	$(1,774,549)	$(4,510,591)
Cost of Invesmtents	$46,356,589	$129,701,179	$38,761,338	$72,356,925	$370,387,752

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

4.  CAPITAL SHARE ACTIVITY

The Investment Company has registered an indefinite number of its capital shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. As of December 31, 2005, shares authorized were allocated into the fifteen series of Funds as follows:

Authorized No. of Shares
Equity Index Fund	500,000,000
All America Fund	500,000,000
Small Cap Value Fund	50,000,000
Small Cap Growth Fund	50,000,000
Mid Cap Value Fund	20,000,000
Mid-Cap Equity Index Fund	300,000,000
Aggressive Equity Fund	500,000,000
Composite Fund	300,000,000
Conservative Allocation Fund	100,000,000
Moderate Allocation Fund	100,000,000
Aggressive Allocation Fund	100,000,000
Money Market Fund	175,000,000
Short-Term Bond Fund	50,000,000
Mid-Term Bond Fund	125,000,000
Bond Fund	450,000,000
Sub-Total	3,320,000,000
Shares to be allocated at the discretion of the Board of Directors	180,000,000
Total (See Note 6, "Subsequent Events")	3,500,000,000

5.  DIVIDENDS

On December 31, 2005, dividend distributions were declared and paid for each of the funds from net investment income and, as applicable, from net realized gains on investment transactions. Additionally, remaining required distributions relating to 2004 were made in accordance with Internal Revenue Sec. 855(a) and paid on September 15, 2005. Pursuant to shareholders' instructions, substantially all dividend distributions throughout 2005 and 2004 were immediately reinvested into their respective funds. The tax character of the distributions paid during 2005 and 2004 were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth	Mid Cap Value Fund
Ordinary Income (a)
2005	$11,700,903	$2,609,110	$280,825	$0	$64,584
2004	$12,302,210	$14,478,027	N/A	N/A	N/A
Long-Term Capital Gains (b)
2005	$14,210,430	$32,280,063	$0	$0	$0
2004	$2,583,414	$34,666,928	N/A	N/A	N/A
	Mid-Cap Equity Index Fund	Aggressive Equity Fund	Composite Equity Fund	Conservative Allocation Fund	Moderate Allocation Fund
Ordinary Income (a)
2005	$6,521,459	$0	$5,978,084	$350,757	$1,496,609
2004	$2,781,048	$13,230,947	$6,213,327	$304,197	$1,870,967
Long-Term Capital Gains (b)
2005	$17,766,628	$3,277,393	$0	$67,883	$1,024,283
2004	$6,002,608	$948,196	$0	$14,679	$147,324

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

5.  DIVIDENDS (CONTINUED)

	Aggressive Allocation Fund	Money Market Fund	Short-Term Bond Fund	Mid-Term Bond Fund	Bond Fund
Ordinary Income (a)
2005	$954,523	$2,660,081	$867,443	$2,313,748	$16,217,492
2004	$1,419,081	$826,630	$767,960	$2,396,579	$15,850,366
Long-Term Capital Gains (b)
2005	$1,337,323	$0	$0	$0	$0
2004	$214,402	$0	$0	$194,246	$0

Notes:

No distribution paid during 2005 or 2004 constituted a return of capital for Federal income tax purposes.

(a)  Includes distributions from Fund-level net short-term capital gains.

(b) To the extent reported, each Fund designates these amounts as capital gain dividends for Federal income tax purposes.

N/A — Not applicable; Fund was not in operation in 2004.

As of December 31, 2005, undistributed net income and undistributed accumulated gain (loss) on a tax basis were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Accumulated undistributed net investment income	$1,341,393	$7,238,393	$301,413	$0	$11,283
Accumulated net realized gain/(loss) on investments and futures contracts	$3,676,586	$7,289,605	$0	$(512,361)	$0
Net unrealized appreciation (depreciation) of investments and futures contracts	$90,056,487	$57,201,945	$288,767	$967,017	$439,603
	Mid-Cap Equity Index Fund	Aggressive Equity Fund	Composite Fund	Conservative Allocation Fund	Moderate Allocation Fund
Accumulated undistributed net investment income	$3,302,672	$815,386	$4,520,279	$17,184	$131,546
Accumulated net realized gain/(loss) on investments and futures contracts	$3,763,914	$19,897,385	$(45,421,979)	$13,879	$38,469
Net unrealized appreciation (depreciation) of investments and futures contracts	$53,720,905	$39,700,059	$5,511,454	$(213,848)	$51,557
	Aggressive Allocation Fund	Money Market Fund	Short-Term Bond Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$82,115	$75,263	$19,325	$48,373	$169,047
Accumulated net realized gain/(loss) on investments and futures contracts	$0	$(10,613)	$(299,646)	$(338,934)	$(24,180,578)
Net unrealized appreciation (depreciation) of investments and futures contracts	$1,182,669	$(795)	$(507,134)	$(1,774,549)	$(4,510,591)

The difference between the components of distributable earnings on a tax basis and the amounts reflected in the statements of changes in net assets are primarily due to wash sales, post-October losses and the Federal income tax treatment of futures contracts.

MUTUAL OF AMERICA INVESTMENT CORPORATION
NOTES TO FINANCIAL STATEMENTS (Continued)

5.  DIVIDENDS (CONTINUED)

During the year ended December 31, 2005, each fund reclassified the following book to tax differences [increases (decreases)]:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Accumulated undistributed net investment income	$(528,382)	$0	$0	$350	$0
Accumulated undistributed net realized gains (loss) on investments and futures contracts	528,382	0	0	0	0
Paid in capital	$0	$0	$0	$(350)	$0
	Mid-Cap Equity Index Fund	Aggressive Equity Fund	Composite Fund	Conservative Allocation Fund	Moderate Allocation Fund
Accumulated undistributed net investment income	$0	$0	$0	$(4,895)	$27,493
Accumulated undistributed net realized gains (loss) on investments and futures contracts	0	0	0	4,895	(27,438)
Paid in capital	$0	$0	$0	$0	$(55)
	Aggressive Allocation Fund	Money Market Fund	Short-Term Bond Fund	Mid-Term Bond Fund	Bond Fund
Accumulated undistributed net investment income	$(68,581)	$0	$0	$0	$0
Accumulated undistributed net realized gains (loss) on investments and futures contracts	68,581	3,447	0	0	0
Paid in capital	$0	$(3,447)	$0	$0	$0

These reclassifications were made as a result of the differences arising from the disallowance of net operating losses, expiration of capital loss carryforwards, and other cumulative adjustments for Federal income tax purposes versus financial reporting purposes. Each Fund's net assets were not affected by these reclassifications.

6.  SUBSEQUENT EVENTS

On February 22, 2006, the Adviser approved a reduction to its investment advisory fees for actively managed funds of 10 basis points and for indexed funds of five basis points, effective May 1, 2006. Thus, effective on that date, the annual advisory fees charged to the Funds will be as follows: .075% of the value of the net assets of the Equity Index Fund and the Mid-Cap Equity Index Fund, .15% of the value of the net assets of the Money Market Fund, .40% of the value of the net assets of the All America Fund, Composite Fund, Short-Term Bond Fund, Mid-Term Bond Fund and Bond Fund, .55% of the value of the net assets of the Mid Cap Value Fund and .75% of the value of the net assets of the Aggressive Equity Fund, Small Cap Value Fund and Small Cap Growth Fund.

On February 22, 2006, the Investment Company's Board of Directors increased to 4,000,000,000 the number of authorized shares to be allocated into the fifteen series of the Funds. Of those shares, 300,000,000 remain as unallocated shares. The Board also revised the allocation of shares of certain of the series of the Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
of Mutual of America Investment Corporation:

We have audited the accompanying statements of assets and liabilities of Mutual of America Investment Corporation (comprised of: Equity Index Fund, All America Fund, Small Cap Value Fund, Small Cap Growth Fund, Mid Cap Value Fund, Mid-Cap Equity Index Fund, Aggressive Equity Fund, Composite Fund, Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Short-Term Bond Fund, Mid-Term Bond Fund, and Bond Fund ("the Funds")), including the portfolios of investments in securities for the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund, and the summary portfolios of investments in securities for each of the other Funds other than the Money Market Fund, as of December 31, 2005, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2001 were audited by other auditors who have ceased operations. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 20, 2002.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the assets and liabilities of the Funds as of December 31, 2005, and the results of their operations for the year or period then ended, the changes in their net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 28, 2006

MUTUAL OF AMERICA INVESTMENT CORPORATION

Directors and Officers — unaudited

The tables below show information about the Directors and officers of the Investment Company. The address of each Director and officer is c/o Mutual of America Investment Corporation, 320 Park Avenue, New York, New York 10022. The Investment Company does not hold annual meetings of shareholders, and each Director has been elected by shareholders to serve until a successor is duly elected at a meeting of shareholders called for the purpose of electing directors. Each officer of the Investment Company has been elected by the Board of Directors to serve until a successor is duly elected. The Independent Directors do not serve as directors of any other fund that is affiliated with the Adviser or Mutual of America with the sole exception of Patrick J. Waide, Jr., who serves on the boards of Mutual of America Investment Corporation and Mutual of America Institutional Funds, Inc. The Interested Directors and officers of the Investment Company do not receive compensation from the Investment Company for their service.

The Investment Company's Statement of Additional Information ("SAI"), filed with the Securities and Exchange Commission, contains additional information about the Investment Company's Directors and Officers. A copy of the latest SAI can be obtained, without charge, by writing to Mutual of America Investment Corporation at 320 Park Avenue, New York, NY 10022-6839 or by calling 1-800-468-3785 or through the following websites: http://www.mutualofamerica.com or http://www.sec.gov.

Independent Directors

Name and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
Peter J. Flanagan age 75	since 1992	Consultant and President Emeritus, Life Insurance Council of New York, since 1998; prior thereto, President	None

Robert J. McGuire age 69	since 2/00	Attorney and Consultant, Morvillo, Abramowitz, Grand, Iason & Silberberg, P.C. (law firm), since January 1998; President, Police Athletic League; President, Kroll Associates (investigation and consulting) until 1997	Emigrant Savings Bank; GAM Funds, Inc.; Brazilian Equity Fund (special litigation committee); Police Athletic League; Volunteers of Legal Service; Office of the Appellate Defender; Trump Hotels & Casino Resorts; Trustee of Iona College

George Mertz age 77	since 1989	Retired, since September 1994	None

Howard J. Nolan age 68	since 1989	President & CEO, United Way of San Antonio & Bexar County	None

Patrick J. Waide, Jr. age 68	since 12/03		Trustee, School of Ethical Education; Director, American Federation for Aging Research; Mutual of America Institutional Funds, Inc.

Interested Directors

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
Manfred Altstadt Chairman of the Board, President and Chief Executive Officer, age 55	since 1992	Senior Executive Vice President and Chief Financial Officer, Mutual of America, and Mutual of America Holding Company, Inc.; President and Chief Executive Officer, Mutual of America Capital Management Corporation; Senior Executive Vice President, Chief Financial Officer and Treasurer, Mutual of America Institutional Funds, Inc.	Mutual of America; Mutual of America Securities Corporation; Mutual of America Holding Company, Inc.; Calvary Hospital; Calvary Fund; Calvary Holding Company; McQuade Children's Services, Army War College Foundation; Hazelden New York

Mr. Altstadt is an "interested person" as an officer of the Adviser and of affiliates of the Adviser.

Officers

Name, Position and Age	Length of Time Served	Principal Occupation(s) in Past Five Years	Other Directorships Held by Director
Patrick A. Burns Senior Executive Vice President and General Counsel, age 59	since 1986	Senior Executive Vice President and General Counsel, Mutual of America, Mutual of America Capital Management Corporation, Mutual of America Securities Corporation, Mutual of America Holding Company, Inc. and Mutual of America Institutional Funds, Inc.	Mutual of America; Mutual of America Holding Company, Inc.; Irish American Legal and Education Research Foundation

John R. Greed Executive Vice President, Chief Financial Officer and Treasurer, age 45	since 9/97	Executive Vice President and Treasurer, Mutual of America, Mutual of America Capital Management Corporation and Mutual of America Holding Company, Inc.; Chairman of the Board, President and Chief Executive Officer, Mutual of America Institutional Funds, Inc.	None

Thomas L. Martin Senior Vice President and Secretary, age 56	since 8/03	Senior Vice President and Associate General Counsel, Mutual of America	None

MUTUAL OF AMERICA INVESTMENT CORPORATION
ADDITIONAL INFORMATION

Quarterly Portfolio Schedules

Included in this Annual Report are summary schedules of Mutual of America Investment Corporation's ("Investment Company") Fund portfolio holdings as of December 31, 2005 (except for the Money Market Fund). The Investment Company files complete schedules of Fund portfolio holdings (including the Money Market Fund) with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q and for the second and fourth quarters of each fiscal year on Form N-CSR. The Forms N-Q and N-CSR are available on the SEC's website at http://www.sec.gov. Additionally, the Forms N-Q and N-CSR may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A copy of the Investment Company's proxy voting policies and procedures can be obtained free of charge by calling 1-800-468-3785. It is also available on the SEC's website at http://www.sec.gov.

Information regarding how the Investment Company voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 is available without charge by calling 1-800-468-3785. It is also available on the SEC website.

Code of Ethics

The Investment Company has adopted a Code of Ethics that complies with Rule 17j-1 of the Investment Company Act of 1940 and with the requirements of the Sarbanes-Oxley Act of 2002. A copy of the Code of Ethics is available free of charge, upon request. To obtain a free copy of the Code of Ethics, please call (212) 224-1376 or write to:

Mr. Paul J. Costagliola
Chief Compliance Officer
Mutual of America Investment Corporation
320 Park Avenue
New York, NY 10022-6839

Supplemental Dividend Information — Unaudited

Dividends from the Money Market Fund, Mid-Term Bond Fund, Short-Term Bond Fund and Bond Fund do not qualify for the corporate dividends received deduction. The percentages of the ordinary dividends distributed in 2005 by the All America, Small Cap Value, Mid Cap Value, Mid-Cap Equity Index, Composite, Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds that qualify for the corporate dividends received deduction are 64.9%, 37.9%, 100.0%, 60.2%, 42.0%, 7.5%, 5.2% and 11.1%, respectively. One hundred percent of the Equity Index Fund's 2005 ordinary income dividend qualifies for the corporate dividends received deduction.

Important tax information: The Equity Index, All America, Mid-Cap Equity Index, Aggressive Equity, Conservative Allocation, Moderate Allocation, and Aggressive Allocation Funds designate $14,210,430, $32,280,062, $17,766,628, $3,277,393, $67,883, $1,024,283 and $1,337,323, respectively, of 2005 long-term capital gains dividends as qualifying for the 15% reduced rate on long-term capital gains.

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839

www.mutualofamerica.com

ANNUAL REPORTS OF

VANGUARD VARIABLE INSURANCE FUND
DWS (formerly SCUDDER) VARIABLE SERIES I
OPPENHEIMER MAIN STREET FUND®/VA
AMERICAN CENTURY VP CAPITAL APPRECIATION FUND
CALVERT SOCIAL BALANCED PORTFOLIO

DECEMBER 31, 2005

This report is not to be construed as an offering for sale of any Variable Policy. No offering is made except in conjunction with a prospectus which must precede or accompany this report.

VOLUME II

ITEM 2.     CODE OF ETHICS.

Mutual of America Investment Corporation has adopted a Code of Ethics that applies to its principal executive and financial officers.  The Code of Ethics was not amended during the period covered by this report.

The Annual Report to Shareholders includes information on how to obtain a copy of the Code of Ethics at no charge.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Mutual of America Investment Corporation’s Board of Directors has determined that one audit committee financial expert serves on its Audit Committee.

(a) (2) The audit committee financial expert is Patrick J. Waide, Jr.  He was Senior Vice-President, Administration at Sullivan & Company until March 1998; Director of the Drucker Foundation from 1996-1999 and President, Drucker Foundation in 1999.  Mr. Waide is considered an independent director.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Aggregate Audit Fees:

2005: $154,491

2004: $204,739

(b), (c), (d) There were no Audit-Related, Tax or Other Fees.

(e) All non-audit fees are pre-approved by the Audit Committee in advance.

(f), (g), (h) Not applicable.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Schedule I –Investments in Securities in Unaffiliated Issuers follows:

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
BASIC MATERIALS (2.9%)
Air Products & Chemicals, Inc.	13,968	826,766
Alcoa, Inc.	54,776	1,619,726
Allegheny Technologies, Inc.	5,353	193,136
Ball Corp.	6,549	260,126
Bemis Co.	6,628	184,722
Dow Chemical Co.	60,750	2,662,065
Du Pont (E.I.) de Nemours & Co.	57,870	2,459,475
Eastman Chemical Co.	5,129	264,605
Ecolab, Inc.	11,603	420,841
Engelhard Corp.	7,540	227,331
Freeport-McMoran Copper Cl B	11,585	623,273
Georgia-Pacific (Timber Group)	48	2,303
Hercules, Inc.*	7,098	80,207
International Paper Co.	30,875	1,037,709
Int’l. Flavors & Fragrances	5,087	170,415
Louisiana-Pacific Corp.	6,658	182,895
MeadWestvaco Corp.	11,422	320,159
Monsanto Co.	16,900	1,310,257
Newmont Mining Corp. Holding Co.	28,123	1,501,768
Nucor Corp.	9,795	653,522
PPG Industries, Inc.	10,514	608,761
Pactiv Corp.*	9,019	198,418
Phelps Dodge Corp.	6,392	919,617
Praxair, Inc.	20,291	1,074,611
Rohm & Haas Co.	9,065	438,927
Sealed Air Corp.*	5,123	287,759
Sigma-Aldrich Corp.	4,232	267,843
Temple-Inland, Inc.	7,065	316,865
United States Steel Group	7,137	343,076
Vulcan Materials Co.	6,410	434,277
Weyerhaeuser Co.	15,311	1,015,732
		20,907,187
CONSUMER, CYCLICAL (10.4%)
Amazon.com, Inc.*	19,306	910,278
AutoZone, Inc.*	3,475	318,831
Autonation, Inc.*	11,396	247,635
Bed Bath & Beyond, Inc.*	18,686	675,499
Best Buy Co., Inc.	25,728	1,118,653
Big Lots, Inc.*	7,172	86,136

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
CONSUMER, CYCLICAL (Cont’d.)
Black & Decker Corp.	4,936	429,235
Brunswick Corp.	6,072	246,888
Carnival Corp.	27,270	1,458,127
Centex Corp.	8,041	574,851
Circuit City Group, Inc.	9,859	222,715
Clear Channel Communications*	34,023	1,070,023
Coach, Inc.*	23,923	797,593
Comcast Corp. Cl A*	136,686	3,548,369
Cooper Tire & Rubber Co.	3,860	59,135
D.R. Horton, Inc.	17,135	612,234
Dana Corp.	9,466	67,966
Darden Restaurants, Inc.	8,243	320,488
Dillard’s Inc. Cl A	3,877	96,227
Disney (Walt) Co.	121,082	2,902,336
Dollar General Corp.	19,930	380,065
Dow Jones & Co.	3,714	131,810
EW Scripps Co. Cl A	5,282	253,642
Eastman Kodak Co.	18,078	423,025
Family Dollar Stores, Inc.	9,773	242,273
Federated Dept Stores	17,135	1,136,565
Ford Motor Co.	116,928	902,684
Fortune Brands, Inc.	9,197	717,550
Gannett Co., Inc.	15,100	914,607
Gap, Inc.	36,128	637,298
General Motors Corp.	35,596	691,274
Genuine Parts Co.	10,924	479,782
Goodyear Tire & Rubber Co.*	11,104	192,988
Harley-Davidson, Inc.	17,286	890,056
Harrah’s Entertainment, Inc.	11,568	824,683
Hasbro, Inc.	11,235	226,722
Hilton Hotels Corp.	20,649	497,847
Home Depot, Inc.	133,714	5,412,743
International Game Technology	21,209	652,813
Interpublic Group of Cos., Inc.	27,100	261,515
Johnson Controls, Inc.	12,147	885,638
Jones Apparel Group, Inc.	7,354	225,915
KB Home	4,928	358,068
Knight-Ridder, Inc.	4,368	276,494
Kohl’s Corp.*	21,701	1,054,669

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
CONSUMER, CYCLICAL (Cont’d.)
Leggett & Platt	11,580	265,877
Lennar Corp.	8,646	527,579
Limited Brands, Inc.	21,912	489,733
Liz Claiborne, Inc.	6,713	240,460
Lowe’s Companies, Inc.	49,218	3,280,872
Marriott International, Inc.	10,362	693,943
Mattel, Inc.	25,418	402,113
Maytag Corp.	5,045	94,947
McDonald’s Corp.	79,221	2,671,332
McGraw-Hill Cos., Inc.	23,598	1,218,365
Meredith Corp.	2,631	137,707
NIKE, Inc. Cl B	11,966	1,038,529
New York Times Co. Cl A	9,133	241,568
Newell Rubbermaid, Inc.	17,341	412,369
News Corp, Inc.	153,166	2,381,731
Nordstrom, Inc.	13,760	514,624
Office Depot, Inc.*	19,441	610,447
OfficeMax, Inc.	4,456	113,004
Omnicom Group, Inc.	11,350	966,225
Penney (J.C.) Co., Inc.	14,618	812,761
Pulte Homes, Inc.	13,504	531,517
RadioShack Corp.	8,474	178,208
Reebok International, Ltd.	3,314	192,974
Sears Holding Corp.*	6,282	725,759
Sherwin-Williams Co.	7,066	320,938
Snap-On, Inc.	3,646	136,944
Stanley Works	4,579	219,975
Staples, Inc.	46,038	1,045,523
Starbucks Corp.*	48,372	1,451,644
Starwood Hotels & Resorts	13,800	881,268
TJX Companies, Inc.	28,998	673,624
Target Corp.	55,340	3,042,040
Tiffany & Co.	8,954	342,849
Time Warner, Inc.	293,489	5,118,448
Tribune Co.	16,480	498,685
Univision Communications, Inc.	14,074	413,635
V F Corp.	5,606	310,236
Viacom, Inc. Cl B*	97,277	3,171,230
Wendy’s International, Inc.	7,317	404,337

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
CONSUMER, CYCLICAL (Cont’d.)
Whirlpool Corp.	4,247	355,729
Yum! Brands, Inc.	17,817	835,261
eBay, Inc.*	71,939	3,111,362
		75,510,317
CONSUMER, NON-CYCLICAL (9.3%)
Alberto-Culver Co. Cl A	4,752	217,404
Albertson’s, Inc.	23,213	495,598
Altria Group, Inc.	131,075	9,793,924
Anheuser-Busch Cos., Inc.	48,867	2,099,326
Archer-Daniels-Midland Co.	41,115	1,013,896
Avon Products, Inc.	28,854	823,782
Brown-Forman Corp. Cl B	5,229	362,474
CVS Corp.	51,250	1,354,025
Campbell Soup Co.	11,715	348,756
Clorox Co.	9,486	539,659
Coca-Cola Co.	130,289	5,251,950
Coca-Cola Enterprises, Inc.	19,076	365,687
Colgate-Palmolive Co.	32,609	1,788,604
ConAgra Foods, Inc.	32,663	662,406
Constellation Brands, Inc. Cl A	12,383	324,806
Costco Wholesale Corp.	29,716	1,470,051
General Mills, Inc.	22,363	1,102,943
Heinz (H.J.) Co.	21,066	710,346
Hershey Food Corp.	11,399	629,795
Kellogg Co.	16,166	698,695
Kimberly Clark Corp.	29,407	1,754,128
Kroger Co.*	45,627	861,438
McCormick & Co., Inc.	8,426	260,532
Molson Coors Brewing Co.	3,554	238,082
Pepsi Bottling Group, Inc.	8,630	246,904
PepsiCo, Inc.	104,438	6,170,197
Proctor & Gamble Co.	210,978	12,211,407
RJ Reynolds Tobacco Holdings	5,382	513,066
Safeway, Inc.	28,281	669,128
Sara Lee Corp.	47,809	903,590
Supervalu, Inc.	8,572	278,419
Sysco Corp.	39,045	1,212,347
Tyson Foods, Inc.	15,843	270,915
UST, Inc.*	10,296	420,386

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
CONSUMER, NON-CYCLICAL (Cont’d.)
Wal-Mart Stores, Inc.	157,243	7,358,972
Walgreen Co.	63,706	2,819,628
Whole Foods Market, Inc.	8,733	675,847
Wrigley (Wm.) Jr. Co.	11,294	750,938
		67,670,051
ENERGY (9.1%)
Amerada Hess Corp.	5,036	638,666
Anadarko Petroleum	14,931	1,414,712
Apache Corp.	20,728	1,420,283
Ashland, Inc.	4,518	261,592
BJ Services Co.	20,290	744,034
Baker Hughes, Inc.	21,517	1,307,803
Burlington Resources, Inc.	23,796	2,051,215
ChevronTexaco Corp.	141,311	8,022,225
ConocoPhillips	87,341	5,081,499
Devon Energy Corp.	27,967	1,749,056
EOG Resources, Inc.	15,206	1,115,664
El Paso Corp.	41,502	504,664
Exxon Mobil Corp.	391,670	22,000,104
Halliburton Co.	32,281	2,000,131
Kerr-McGee Corp.	7,301	663,369
Kinder Morgan, Inc.	6,624	609,077
Marathon Oil Corp.	23,068	1,406,456
Murphy Oil Corp.	10,394	561,172
Nabors Industries, Ltd.*	9,946	753,409
National-Oilwell, Inc.*	10,971	687,882
Noble Corporation*	8,618	607,914
Occidental Petroleum	25,304	2,021,284
Rowan Cos., Inc.	6,881	245,239
Schlumberger, Ltd.	37,080	3,602,322
Sunoco, Inc.	8,573	671,952
Transocean, Inc.*	20,777	1,447,949
Valero Energy Corp.	38,587	1,991,089
Weatherford International, Ltd.*	21,882	792,128
Williams Cos., Inc.	36,069	835,719
XTO Energy, Inc.	22,861	1,004,512
		66,213,121

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
FINANCIAL (20.8%)
Ace, Ltd.*	20,289	1,084,244
Aflac, Inc.	31,496	1,462,044
Allstate Corp.	40,829	2,207,624
AmSouth Bancorporation	21,940	575,047
Ambac Financial Group, Inc.	6,621	510,214
American Express Co.	78,158	4,022,011
American International Group, Inc.	163,381	11,147,486
Ameriprise Financial, Inc.	15,485	634,885
Aon Corp.	20,143	724,141
Apartment Investment & Mgmt. Co.	6,024	228,129
Archstone-Smith Trust	13,344	558,980
BB & T Corp.	34,135	1,430,598
Bank of America Corp.	252,793	11,666,397
Bank of New York Co., Inc.	48,481	1,544,120
Bear Stearns Cos., Inc.	7,133	824,075
CIT Group, Inc.	12,575	651,133
Capital One Financial Corp.	18,853	1,628,899
Charles Schwab Corp.	64,932	952,552
Chubb Corp.	12,583	1,228,730
Cincinnati Financial Corp.	10,997	491,346
Citigroup, Inc.	318,439	15,453,845
Comerica, Inc.	10,403	590,474
Compass Bancshares, Inc.	7,839	378,545
Countrywide Financial Corp.	37,590	1,285,202
E*Trade Financial Corp.*	25,749	537,124
Equity Office Properties	25,566	775,417
Equity Residential	18,139	709,598
Fannie Mae	60,925	2,973,749
Federated Investors, Inc.	5,330	197,423
Fifth Third Bancorp	34,925	1,317,371
First Tennessee National Bank	7,931	304,868
Franklin Resources, Inc.	9,344	878,429
Freddie Mac	43,495	2,842,398
Genworth Financial, Inc.	23,707	819,788
Golden West Financial Corp.	16,037	1,058,442
Goldman Sachs Group, Inc.	28,376	3,623,899
Hartford Financial Svc. Group, Inc.	18,907	1,623,922
Huntington Bancshares, Inc.	14,364	341,145
J.P. Morgan Chase & Co.	220,250	8,741,722

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
FINANCIAL (Cont’d.)
Janus Capital Group	13,577	252,940
Jefferson-Pilot Corp.	8,437	480,318
KeyCorp.	25,668	845,247
Lehman Brothers Holdings, Inc.	16,864	2,161,459
Lincoln National Corp.	10,905	578,292
Loews Corp.	8,535	809,545
M & T Bank Corp.	5,022	547,649
MBIA, Inc.	8,439	507,690
MBNA Corp.	79,002	2,144,904
MGIC Investment Corp.	5,711	375,898
Marsh & McLennan Cos., Inc.	34,286	1,088,923
Marshall & Ilsley Corp.	13,165	566,622
Mellon Financial Corp.	26,319	901,426
Merrill Lynch & Co., Inc.	57,844	3,917,774
MetLife, Inc.	47,667	2,335,683
Moody’s Corp.	15,619	959,319
Morgan Stanley	67,850	3,849,809
National City Corp.	34,692	1,164,610
North Fork Bancorp, Inc.	29,942	819,213
Northern Trust Corp.	11,677	605,102
PNC Financial Services Group	18,395	1,137,363
Plum Creek Timber Co.	11,585	417,639
Principal Financial Group, Inc.	17,634	836,381
Progressive Corp. of Ohio	12,416	1,449,940
Prologis Trust	15,327	716,077
Prudential Financial, Inc.	31,787	2,326,491
Public Storage, Inc.	5,204	352,415
Regions Financial Corp.	28,824	984,628
SLM Corporation	26,268	1,447,104
Safeco Corp.	7,776	439,344
Simon Property Group	11,736	899,330
Sovereign Bancorp, Inc.	22,481	486,039
St. Paul Travelers Co., Inc.	43,586	1,946,987
State Street Corp.	20,640	1,144,282
Suntrust Banks, Inc.	22,752	1,655,436
Synovus Financial Corp.	19,658	530,963
T. Rowe Price Group, Inc.	8,226	592,519
Torchmark Corp.	6,532	363,179
UNUM Provident Corp.	18,759	426,767

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
FINANCIAL (Cont’d.)
US Bancorp	114,330	3,417,324
Vornado Realty Trust	7,431	620,266
Wachovia Corp.	97,784	5,168,862
Washington Mutual, Inc.	62,109	2,701,741
Wells Fargo & Company	105,260	6,613,486
XL Capital Limited*	10,976	739,563
Zions Bancorporation	6,573	496,656
		150,849,221
HEALTHCARE (13.0%)
Abbott Laboratories	97,642	3,850,024
Aetna, Inc.	18,003	1,697,863
Allergan, Inc.	8,284	894,341
Amerisource Bergen Corp.	13,126	543,416
Amgen, Inc.*	77,695	6,127,028
Applera Corp.-Applied Biosys	11,828	314,152
Bard (C.R.), Inc.	6,609	435,665
Bausch & Lomb, Inc.	3,385	229,841
Baxter International, Inc.	39,254	1,477,913
Becton Dickinson & Co.	15,865	953,169
Biogen Idec, Inc.*	21,364	968,430
Biomet, Inc.	15,678	573,344
Boston Scientific Corp.*	37,140	909,559
Bristol-Myers Squibb Co.	123,154	2,830,079
CIGNA Corp.	7,917	884,329
Cardinal Health, Inc.	26,955	1,853,156
Caremark Rx, Inc.*	28,311	1,466,227
Chiron Corp.*	6,885	306,107
Coventry Health Care*	10,226	582,473
Express Scripts, Inc.*	9,167	768,195
Forest Laboratories, Inc.*	21,263	864,979
Genzyme Corp. (Genl. Div.)*	16,254	1,150,458
Gilead Sciences, Inc.*	28,824	1,517,007
Guidant Corp.	20,885	1,352,304
HCA, Inc.	26,684	1,347,542
Health Management Associates	15,559	341,676
Hospira, Inc.*	10,125	433,148
Humana, Inc.*	10,247	556,720
IMS Health, Inc.	14,584	363,433
Johnson & Johnson	187,258	11,254,206

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
HEALTHCARE (Cont’d.)
King Pharmaceuticals, Inc.*	15,220	257,522
Laboratory Corp. of America*	8,367	450,563
Lilly (Eli) & Co.	71,545	4,048,732
Manor Care, Inc.	4,980	198,055
McKesson Corp.	19,366	999,092
Medco Health Solutions*	19,359	1,080,232
Medimmune, Inc.*	15,488	542,390
Medtronic, Inc.	76,138	4,383,265
Merck & Co., Inc.	137,638	4,378,265
Millipore Corp.*	3,278	216,479
Mylan Laboratories, Inc.	13,760	274,650
Patterson Cos., Inc.*	8,704	290,714
PerkinElmer, Inc.	8,233	193,969
Pfizer, Inc.	463,995	10,820,363
Quest Diagnostics, Inc.	10,431	536,988
Schering-Plough Corp.	93,027	1,939,613
St. Jude Medical, Inc.*	23,074	1,158,315
Stryker Corp.	18,354	815,468
Tenet Healthcare Corp.*	29,547	226,330
Thermo Electron Corp.*	10,208	307,567
UnitedHealth Group, Inc.	85,782	5,330,493
Waters Corp.*	6,966	263,315
Watson Pharmaceuticals, Inc.*	6,384	207,544
WellPoint, Inc.*	41,504	3,311,604
Wyeth	84,489	3,892,408
Zimmer Holdings, Inc.*	15,596	1,051,794
		94,022,514
INDUSTRIAL (11.3%)
3M Company	47,834	3,707,135
Allied Waste Industries*	13,739	120,079
American Power Conversion	10,819	238,018
American Standard Cos., Inc.	11,512	459,904
Apollo Group, Inc. Cl A*	9,160	553,814
Avery Dennison Corp.	6,953	384,292
Block (H. & R.), Inc.	20,623	506,295
Boeing Co.	50,814	3,569,175
Burlington North Santa Fe	23,505	1,664,624
CSX Corp.	13,674	694,229
Caterpillar, Inc.	42,816	2,473,480

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
INDUSTRIAL (Cont’d.)
Cendant Corp.	64,480	1,112,280
Cintas Corp.	8,663	356,742
Cooper Industries, Ltd.*	5,767	420,991
Cummins, Inc.	2,947	264,434
Danaher Corp.	14,933	832,963
Deere & Co.	15,182	1,034,046
Donnelley R.R. &Sons	13,678	467,924
Dover Corp.	12,757	516,531
Eaton Corp.	9,316	625,010
Emerson Electric Co.	25,859	1,931,667
Equifax, Inc.	8,174	310,775
FedEx Corp.	19,075	1,972,164
Fisher Scientific International*	7,719	477,497
Fluor Corp.	5,465	422,226
General Dynamics Corp.	12,671	1,445,128
General Electric Co.	665,090	23,311,404
Goodrich Corporation	7,737	317,991
Grainger (W.W.), Inc.	4,785	340,213
Honeywell International, Inc.	53,048	1,976,038
ITT Industries, Inc.	5,819	598,310
Illinois Tool Works, Inc.	12,889	1,134,103
Ingersoll Rand Co.*	20,824	840,665
L-3 Communications Holdings, Inc.	7,562	562,235
Lockheed Martin Corp.	22,507	1,432,120
Masco Corp.	26,676	805,348
Monster Worldwide, Inc.*	7,749	316,314
Navistar International Corp.*	3,883	111,131
Norfolk Southern	25,582	1,146,841
Northrop Grumman Corp.	22,365	1,344,136
PACCAR, Inc.	10,656	737,715
Pall Corp.	7,842	210,636
Parker Hannifin Corp.	7,539	497,272
Pitney Bowes, Inc.	14,363	606,837
Raytheon Co.	28,119	1,128,978
Robert Half International, Inc.	10,720	406,181
Rockwell Automation, Inc.	11,276	667,088
Rockwell Collins	10,874	505,315
Ryder System, Inc.	4,030	165,311
Southwest Airlines Co.	43,911	721,458

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
INDUSTRIAL (Cont’d.)
Textron, Inc.	8,332	641,397
Tyco International, Ltd.	126,712	3,656,908
Union Pacific Corp.	16,677	1,342,665
United Parcel Service Cl B	69,463	5,220,144
United Technologies Corp.	64,119	3,584,893
Waste Management, Inc.	34,735	1,054,207
		81,945,277
TECHNOLOGY (14.8%)
ADC Telecommunications, Inc.*	7,333	163,819
Adobe Systems, Inc.*	37,844	1,398,714
Advanced Micro Devices, Inc.*	25,434	778,280
Affiliated Computer Svcs.*	7,823	462,965
Agilent Technologies, Inc.*	25,877	861,445
Altera Corp.*	22,815	422,762
Analog Devices, Inc.	23,090	828,238
Andrew Corp.*	10,226	109,725
Apple Computer, Inc.*	53,048	3,813,621
Applied Materials, Inc.	102,128	1,832,176
Applied Micro Circuits Corp.*	18,805	48,329
Autodesk, Inc.*	14,528	623,978
Automatic Data Processing	36,294	1,665,532
Avaya, Inc.*	26,359	281,251
BMC Software, Inc.*	13,615	278,971
Broadcom Corp. Cl A*	18,204	858,319
Ciena Corp.*	36,380	108,049
Cisco Systems, Inc.*	386,644	6,619,345
Citrix Systems, Inc.*	11,100	319,458
Computer Associates International, Inc.	28,884	814,240
Computer Sciences Corp.*	11,645	589,703
Compuware Corp.*	24,388	218,760
Comverse Technology, Inc.*	12,715	338,092
Convergys Corp.*	8,812	139,670
Corning, Inc.*	95,926	1,885,905
Dell, Inc.*	148,143	4,442,809
EMC Corp.*	150,483	2,049,578
Electronic Arts, Inc.*	18,920	989,705
Electronic Data Systems Corp.	32,829	789,209
First Data Corp.	48,094	2,068,523

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
TECHNOLOGY (Cont’d.)
Fiserv, Inc.*	11,613	502,495
Freescale Semiconductor Cl A*	25,832	650,191
Gateway, Inc.*	16,676	41,857
Hewlett-Packard Co.	180,338	5,163,077
IBM Corp.	99,423	8,172,571
Intel Corp.	379,497	9,472,245
Intuit, Inc.*	11,138	593,655
JDS Uniphase Corp.*	104,011	245,466
Jabil Circuit, Inc.*	10,952	406,210
KLA Tencor Corp.	12,426	612,975
LSI Logic Corp.*	24,655	197,240
Lexmark International, Inc.*	7,305	327,483
Linear Technology Corp.	19,184	691,967
Lucent Technologies*	279,782	744,220
Maxim Integrated Products, Inc.	20,634	747,776
Mercury Interactive Corp.*	5,451	151,483
Micron Technology, Inc.*	38,900	517,759
Microsoft Corp.	576,228	15,068,362
Molex, Inc. Cl A	9,036	234,484
Motorola, Inc.	156,784	3,541,751
NCR Corp.*	11,557	392,245
NVIDIA Corporation*	10,775	393,934
National Semiconductor Corp.	21,633	562,025
Network Appliance, Inc.*	23,422	632,394
Novell, Inc.*	24,045	212,317
Novellus Systems, Inc.*	8,396	202,512
Oracle Corp.*	236,727	2,890,437
PMC Sierra, Inc.*	11,534	88,927
Parametric Technology Corp.*	17,141	104,560
Paychex, Inc.	20,993	800,253
QLogic Corp.*	5,072	164,891
Qualcomm, Inc.	103,494	4,458,522
Sabre Group Holdings, Inc.	8,260	199,149
Sanmina Corp.*	33,085	140,942
Scientific-Atlanta, Inc.	9,666	416,315
Siebel Systems, Inc.	33,304	352,356
Solectron Corp.*	57,507	210,476
Sun Microsystems, Inc.*	214,911	900,477
Symantec Corp.*	68,074	1,191,295

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
TECHNOLOGY (Cont’d.)
Symbol Technologies, Inc.	15,797	202,518
Tektronix, Inc.	5,249	148,074
Tellabs, Inc.*	28,228	307,685
Teradyne, Inc.*	12,394	180,581
Texas Instruments, Inc.	101,849	3,266,297
Unisys Corp.*	21,481	125,234
Xerox Corp.*	60,453	885,636
Xilinx, Inc.	21,934	552,956
Yahoo!, Inc.*	79,479	3,113,987
		106,981,433
TELECOMMUNICATIONS (2.9%)
AT & T, Inc.	245,889	6,021,822
Alltel Corp.	24,103	1,520,899
BellSouth Corp.	115,103	3,119,291
CenturyTel, Inc.	8,245	273,404
Citizens Communications Co.	21,017	257,038
Qwest Communications International*	97,175	549,039
Sprint Nextel Corp.	185,970	4,344,259
Verizon Communications	174,042	5,242,145
		21,327,897
UTILITIES (3.3%)
AES Corp.*	41,114	650,835
Allegheny Energy, Inc.*	10,251	324,444
Ameren Corp.	12,858	658,844
American Electric Power, Inc.	24,781	919,127
CINergy Corp.	12,554	533,043
CMS Energy Corp.*	13,854	201,022
Centerpoint Energy, Inc.	19,520	250,832
Consolidated Edison, Inc.	15,419	714,362
Constellation Energy Group	11,235	647,136
DTE Energy Co.	11,193	483,426
Dominion Resources, Inc.	21,859	1,687,515
Duke Energy Corp.	58,386	1,602,696
Dynergy, Inc.*	18,964	91,786
Edison International	20,508	894,354
Entergy Corp.	13,060	896,569
Exelon Corp.	41,999	2,231,827
FPL Group, Inc.	24,854	1,032,932

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
UTILITIES (Cont’d.)
FirstEnergy Corp.	20,762	1,017,130
Keyspan Corporation	10,975	391,698
NiSource, Inc.	17,160	357,958
Nicor, Inc.	2,781	109,321
PG & E Corp.	21,597	801,681
PPL Corporation	23,928	703,483
Peoples Energy Corp.	2,394	83,958
Pinnacle West Capital Corp.	6,232	257,693
Progress Energy, Inc.	15,841	695,737
Public Service Enterprise Group	15,780	1,025,227
Sempra Energy	16,183	725,646
Southern Co.	46,674	1,611,653
TXU Corp.	30,392	1,525,374
Teco Energy, Inc.	13,099	225,041
Xcel Energy, Inc.	25,360	468,146
		23,820,496

TOTAL COMMON STOCKS (Cost: $615,527,933) 97.8%		709,247,514

*Non-income producing security.

MUTUAL OF AMERICA INVESTMENT CORPORATION (EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

			Face
	Rate(%)	Maturity	Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.1%)
U.S. Treasury Bill (a)	3.85	02/09/06	800,000	796,561
U.S. Treasury Bill (a)	3.87	03/30/06	200,000	198,038
				994,599
U.S. GOVERNMENT AGENCIES (2.0%)
Federal Home Loan Bank	3.35	01/03/06	14,500,000	14,495,952

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $15,490,598) 2.1%				15,490,551

TEMPORARY CASH INVESTMENTS** (Cost $750,000) 0.1%				750,000

TOTAL INVESTMENTS (Cost: $631,768,531) 100.0%				725,488,065

OTHER NET ASSETS0.0% (b)				286,093

NET ASSETS 100.0%				$725,774,158

(a)  This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

(b)  Less than 0.05%.

**The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund’s name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co.  On the next business day, these funds (and earned interest) are automatically returned to the fund.  The annual rate of interest earned on this temporary cash investment at December 30, 2005 was 3.79%.

FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2005:

	Expiration	Underlying Face	Unrealized
	Date	Amount at Value	Gain(Loss)

Purchased

50 S & P Stock Index Futures Contracts	March 2005	$15,685,000	$(336,975)

Face Value of futures purchased and outstanding as a percentage of total investments in securities: 2.2%

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
BASIC MATERIALS (1.6%)
Air Products & Chemicals, Inc.	4,252	251,676
Alcoa, Inc.	16,667	492,843
Allegheny Technologies, Inc.	1,629	58,774
Ball Corp.	1,993	79,162
Bemis Co.	2,017	56,214
Dow Chemical Co.	18,492	810,319
Du Pont (E.I.) de Nemours & Co.	17,615	748,637
Eastman Chemical Co.	1,556	80,274
Ecolab, Inc.	3,532	128,106
Engelhard Corp.	2,295	69,194
Freeport-McMoran Copper Cl B	3,526	189,699
Georgia-Pacific (Timber Group)	15	720
Hercules, Inc.*	2,154	24,340
International Paper Co.	9,398	315,867
International Flavors & Fragrances	1,549	51,892
Louisiana-Pacific Corp.	2,027	55,682
MeadWestvaco Corp.	3,477	97,460
Monsanto Co.	5,145	398,892
Newmont Mining Corp. Holding Co.	8,560	457,104
Nucor Corp.	2,985	199,159
PPG Industries, Inc.	3,200	185,280
Pactiv Corp.*	2,746	60,412
Phelps Dodge Corp.	1,946	279,971
Praxair, Inc.	6,176	327,081
Rohm & Haas Co.	2,759	133,591
Sealed Air Corp.*	1,559	87,569
Sigma-Aldrich Corp.	1,287	81,454
Temple-Inland, Inc.	2,159	96,831
United States Steel Group	2,172	104,408
Vulcan Materials Co.	1,954	132,383
Weyerhaeuser Co.	4,661	309,211
		6,364,205
CONSUMER, CYCLICAL (5.7%)
Amazon.com, Inc.*	5,877	277,101
AutoZone, Inc.*	1,062	97,439
Autonation, Inc.*	3,469	75,381
Bed Bath & Beyond, Inc.*	5,688	205,621
Best Buy Co., Inc.	7,831	340,492

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER, CYCLICAL (Cont’d.)
Big Lots, Inc.*	2,175	26,122
Black & Decker Corp.	1,502	130,614
Brunswick Corp.	1,848	75,140
Carnival Corp.	8,301	443,854
Centex Corp.	2,452	175,293
Circuit City Group, Inc.	3,001	67,793
Clear Channel Communications*	10,357	325,728
Coach, Inc.*	7,282	242,782
Comcast Corp. Cl A*	41,606	1,080,092
Cooper Tire & Rubber Co.	1,170	17,924
D.R. Horton, Inc.	5,215	186,332
Dana Corp.	2,873	20,628
Darden Restaurants, Inc.	2,509	97,550
Dillard’s, Inc. Cl A	1,181	29,312
Disney (Walt) Co.	36,857	883,462
Dollar General Corp.	6,067	115,698
Dow Jones & Co.	1,123	39,855
EW Scripps Co. Cl A	1,606	77,120
Eastman Kodak Co.	5,503	128,770
Family Dollar Stores, Inc.	2,967	73,552
Federated Dept Stores	5,216	345,977
Ford Motor Co.	35,593	274,778
Fortune Brands, Inc.	2,799	218,378
Gannett Co., Inc.	4,597	278,440
Gap, Inc.	10,997	193,987
General Motors Corp.	10,835	210,416
Genuine Parts Co.	3,325	146,034
Goodyear Tire & Rubber Co.*	3,380	58,744
Harley-Davidson, Inc.	5,262	270,940
Harrah’s Entertainment, Inc.	3,521	251,012
Hasbro, Inc.	3,420	69,016
Hilton Hotels Corp.	6,285	151,531
Home Depot, Inc.	40,702	1,647,617
International Game Technology	6,456	198,716
Interpublic Group of Cos., Inc.	8,249	79,603
Johnson Controls, Inc.	3,697	269,548
Jones Apparel Group, Inc.	2,238	68,751
KB Home	1,500	108,990

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER, CYCLICAL (Cont’d.)
Knight-Ridder, Inc.	1,326	83,936
Kohl’s Corp.*	6,605	321,003
Leggett & Platt	3,525	80,934
Lennar Corp.	2,632	160,605
Limited Brands, Inc.	6,670	149,075
Liz Claiborne, Inc.	2,050	73,431
Lowe’s Companies, Inc.	14,982	998,700
Marriott International, Inc.	3,154	211,223
Mattel, Inc.	7,737	122,399
Maytag Corp.	1,535	28,889
McDonald’s Corp.	24,115	813,158
McGraw-Hill Cos., Inc.	7,183	370,858
Meredith Corp.	801	41,924
NIKE, Inc. Cl B	3,650	316,784
New York Times Co. Cl A	2,775	73,399
Newell Rubbermaid, Inc.	5,278	125,511
News Corp, Inc.	46,623	724,988
Nordstrom, Inc.	4,188	156,631
Office Depot, Inc.*	5,918	185,825
OfficeMax, Inc.	1,352	34,287
Omnicom Group, Inc.	3,455	294,124
Penney (J.C.) Co., Inc.	4,449	247,364
Pulte Homes, Inc.	4,110	161,770
RadioShack Corp.	2,579	54,236
Reebok International, Ltd.	1,004	58,463
Sears Holding Corp.*	1,912	220,893
Sherwin-Williams Co.	2,151	97,698
Snap-On, Inc.	1,104	41,466
Stanley Works	1,387	66,631
Staples, Inc.	14,014	318,258
Starbucks Corp.*	14,724	441,867
Starwood Hotels & Resorts	4,201	268,276
TJX Companies, Inc.	8,827	205,051
Target Corp.	16,846	926,025
Tiffany & Co.	2,721	104,187
Time Warner, Inc.	89,337	1,558,037
Tribune Co.	5,016	151,784
Univision Communications, Inc.	4,284	125,907

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER, CYCLICAL (Cont’d.)
V F Corp.	1,707	94,465
Viacom, Inc. Cl B*	29,611	965,319
Wendy’s International, Inc.	2,228	123,119
Whirlpool Corp.	1,293	108,302
Yum! Brands, Inc.	5,424	254,277
eBay, Inc.*	21,898	947,088
		22,984,300
CONSUMER, NON-CYCLICAL (5.1%)
Alberto-Culver Co. Cl A	1,440	65,880
Albertson’s, Inc.	7,066	150,859
Altria Group, Inc.	39,899	2,981,253
Anheuser-Busch Cos., Inc.	14,875	639,030
Archer-Daniels-Midland Co.	12,515	308,620
Avon Products, Inc.	8,783	250,755
Brown-Forman Corp. Cl B	1,585	109,872
CVS Corp.	15,600	412,152
Campbell Soup Co.	3,566	106,160
Clorox Co.	2,887	164,241
Coca-Cola Co.	39,669	1,599,057
Coca-Cola Enterprises, Inc.	5,806	111,301
Colgate-Palmolive Co.	9,924	544,331
ConAgra Foods, Inc.	9,943	201,644
Constellation Brands, Inc. Cl A	3,770	98,887
Costco Wholesale Corp.	9,045	447,456
General Mills, Inc.	6,807	335,721
Heinz (H.J.) Co.	6,412	216,213
Hershey Food Corp.	3,470	191,718
Kellogg Co.	4,921	212,686
Kimberly Clark Corp.	8,952	533,987
Kroger Co.*	13,889	262,224
McCormick & Co., Inc.	2,557	79,062
Molson Coors Brewing Co.	1,082	72,483
Pepsi Bottling Group, Inc.	2,627	75,158
PepsiCo, Inc.	31,791	1,878,212
Proctor & Gamble Co.	64,221	3,717,111
RJ Reynolds Tobacco Holdings	1,633	155,674
Safeway, Inc.	8,608	203,665
Sara Lee Corp.	14,553	275,052

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
CONSUMER, NON-CYCLICAL (Cont’d.)
Supervalu, Inc.	2,609	84,740
Sysco Corp.	11,886	369,060
Tyson Foods, Inc.	4,822	82,456
UST, Inc.*	3,140	128,206
Wal-Mart Stores, Inc.	47,865	2,240,082
Walgreen Co.	19,392	858,290
Whole Foods Market, Inc.	2,658	205,703
Wrigley (Wm.) Jr. Co.	3,434	228,327
		20,597,328
ENERGY (5.0%)
Amerada Hess Corp.	1,526	193,527
Anadarko Petroleum	4,545	430,639
Apache Corp.	6,309	432,293
Ashland, Inc.	1,375	79,613
BJ Services Co.	6,176	226,474
Baker Hughes, Inc.	6,550	398,109
Burlington Resources, Inc.	7,243	624,347
ChevronTexaco Corp.	43,023	2,442,416
ConocoPhillips	26,594	1,547,239
Devon Energy Corp.	8,513	532,403
EOG Resources, Inc.	4,629	339,630
El Paso Corp.	12,633	153,617
Exxon Mobil Corp.	119,224	6,696,812
Halliburton Co.	9,826	608,819
Kerr-McGee Corp.	2,223	201,982
Kinder Morgan, Inc.	2,009	184,728
Marathon Oil Corp.	7,022	428,131
Murphy Oil Corp.	3,164	170,824
Nabors Industries, Ltd.*	3,028	229,371
National-Oilwell, Inc.*	3,339	209,355
Noble Corporation*	2,623	185,026
Occidental Petroleum	7,703	615,316
Rowan Cos., Inc.	2,095	74,666
Schlumberger, Ltd.	11,287	1,096,532
Sunoco, Inc.	2,610	204,572
Transocean, Inc.*	6,324	440,720
Valero Energy Corp.	11,743	605,939
Weatherford International, Ltd.*	6,661	241,128

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
ENERGY (Cont’d.)
Williams Cos., Inc.	10,979	254,383
XTO Energy, Inc.	6,959	305,778
		20,154,389
FINANCIAL (11.3%)
Ace, Ltd.*	6,176	330,045
Aflac, Inc.	9,584	444,889
Allstate Corp.	12,429	672,036
AmSouth Bancorporation	6,679	175,057
Ambac Financial Group, Inc.	2,015	155,276
American Express Co.	23,791	1,224,285
American International Group, Inc.	49,733	3,393,283
Ameriprise Financial, Inc.	4,713	193,233
Aon Corp.	6,131	220,409
Apartment Investment & Mgmt. Co.	1,834	69,454
Archstone-Smith Trust	4,062	170,157
BB & T Corp.	10,390	435,445
Bank of America Corp.	76,950	3,551,242
Bank of New York Co., Inc.	14,758	470,042
Bear Stearns Cos., Inc.	2,171	250,816
CIT Group, Inc.	3,828	198,214
Capital One Financial Corp.	5,739	495,850
Charles Schwab Corp.	19,765	289,953
Chubb Corp.	3,830	374,000
Cincinnati Financial Corp.	3,339	149,187
Citigroup, Inc.	96,932	4,704,110
Comerica, Inc.	3,166	179,702
Compass Bancshares, Inc.	2,386	115,220
Countrywide Financial Corp.	11,442	391,202
E*Trade Financial Corp.*	7,838	163,501
Equity Office Properties	7,782	236,028
Equity Residential	5,521	215,982
Fannie Mae	18,546	905,230
Federated Investors, Inc.	1,618	59,931
Fifth Third Bancorp	10,624	400,737
First Tennessee National Bank	2,414	92,794
Franklin Resources, Inc.	2,836	266,612
Freddie Mac	13,239	865,169
Genworth Financial, Inc.	7,216	249,529

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
FINANCIAL (Cont’d.)
Golden West Financial Corp.	4,882	322,212
Goldman Sachs Group, Inc.	8,638	1,103,159
Hartford Financial Service Group, Inc.	5,755	494,297
Huntington Bancshares, Inc.	4,372	103,835
J.P. Morgan Chase & Co.	67,043	2,660,937
Janus Capital Group	4,133	76,998
Jefferson-Pilot Corp.	2,575	146,595
KeyCorp.	7,820	257,513
Lehman Brothers Holdings, Inc.	5,133	657,897
Lincoln National Corp.	3,319	176,007
Loews Corp.	2,589	245,567
M & T Bank Corp.	1,529	166,737
MBIA, Inc.	2,561	154,070
MBNA Corp.	24,048	652,903
MGIC Investment Corp.	1,738	114,395
Marsh & McLennan Cos., Inc.	10,436	331,447
Marshall & Ilsley Corp.	4,008	172,504
Mellon Financial Corp.	8,012	274,411
Merrill Lynch & Co., Inc.	17,608	1,192,590
MetLife, Inc.	14,510	710,990
Moody’s Corp.	4,754	291,991
Morgan Stanley	20,654	1,171,908
National City Corp.	10,561	354,533
North Fork Bancorp, Inc.	9,114	249,359
Northern Trust Corp.	3,546	183,754
PNC Financial Services Group	5,600	346,248
Plum Creek Timber Co.	3,527	127,148
Principal Financial Group, Inc.	5,368	254,604
Progressive Corp. of Ohio	3,779	441,312
Prologis Trust	4,666	217,996
Prudential Financial, Inc.	9,676	708,186
Public Storage, Inc.	1,579	106,930
Regions Financial Corp.	8,774	299,720
SLM Corporation	7,995	440,445
Safeco Corp.	2,367	133,736
Simon Property Group	3,573	273,799
Sovereign Bancorp, Inc.	6,843	147,946
St. Paul Travelers Co., Inc.	13,267	592,637

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
FINANCIAL (Cont’d.)
State Street Corp.	6,283	348,330
Suntrust Banks, Inc.	6,927	504,009
Synovus Financial Corp.	5,984	161,628
T. Rowe Price Group, Inc.	2,504	180,363
Torchmark Corp.	1,994	110,866
UNUM Provident Corp.	5,711	129,925
US Bancorp	34,802	1,040,232
Vornado Realty Trust	2,262	188,809
Wachovia Corp.	29,765	1,573,378
Washington Mutual, Inc.	18,906	822,411
Wells Fargo & Company	32,041	2,013,136
XL Capital Limited*	3,341	225,117
Zions Bancorporation	2,001	151,196
		45,915,336
HEALTHCARE (7.0%)
Abbott Laboratories	29,722	1,171,938
Aetna, Inc.	5,480	516,819
Allergan, Inc.	2,522	272,275
Amerisource Bergen Corp.	3,996	165,434
Amgen, Inc.*	23,650	1,865,039
Applera Corp.-Applied Biosys	3,600	95,616
Bard (C.R.), Inc.	2,012	132,631
Bausch & Lomb, Inc.	1,027	69,733
Baxter International, Inc.	11,949	449,880
Becton Dickinson & Co.	4,829	290,126
Biogen Idec, Inc.*	6,503	294,781
Biomet, Inc.	4,768	174,366
Boston Scientific Corp.*	11,305	276,859
Bristol-Myers Squibb Co.	37,488	861,474
CIGNA Corp.	2,410	269,197
Cardinal Health, Inc.	8,205	564,094
Caremark Rx, Inc.*	8,618	446,326
Chiron Corp.*	2,096	93,188
Coventry Health Care*	3,113	177,316
Express Scripts, Inc.*	2,791	233,886
Forest Laboratories, Inc.*	6,472	263,281
Genzyme Corp. (Genl. Div.)*	4,948	350,219
Gilead Sciences, Inc.*	8,774	461,776

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
HEALTHCARE (Cont’d.)
Guidant Corp.	6,358	411,680
HCA, Inc.	8,123	410,211
Health Management Associates	4,736	104,003
Hospira, Inc.*	3,082	131,848
Humana, Inc.*	3,119	169,455
IMS Health, Inc.	4,439	110,620
Johnson & Johnson	57,001	3,425,760
King Pharmaceuticals, Inc.*	4,633	78,390
Laboratory Corp. of America*	2,547	137,156
Lilly (Eli) & Co.	21,778	1,232,417
Manor Care, Inc.	1,510	60,053
McKesson Corp.	5,891	303,917
Medco Health Solutions*	5,893	328,829
Medimmune, Inc.*	4,706	164,804
Medtronic, Inc.	23,177	1,334,300
Merck & Co., Inc.	41,897	1,332,744
Millipore Corp.*	998	65,908
Mylan Laboratories, Inc.	4,188	83,592
Patterson Cos., Inc.*	2,649	88,477
PerkinElmer, Inc.	2,506	59,041
Pfizer, Inc.	141,239	3,293,693
Quest Diagnostics, Inc.	3,180	163,706
Schering-Plough Corp.	28,317	590,409
St. Jude Medical, Inc.*	7,024	352,605
Stryker Corp.	5,587	248,230
Tenet Healthcare Corp.*	8,994	68,894
Thermo Electron Corp.*	3,107	93,614
UnitedHealth Group, Inc.	26,112	1,622,600
Waters Corp.*	2,121	80,174
Watson Pharmaceuticals, Inc.*	1,943	63,167
WellPoint, Inc.*	12,633	1,007,987
Wyeth	25,718	1,184,828
Zimmer Holdings, Inc.*	4,748	320,205
		28,619,571
INDUSTRIAL (6.1%)
3M Company	14,561	1,128,477
Allied Waste Industries, Inc.*	4,182	36,551
American Power Conversion	3,294	72,468

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
INDUSTRIAL (Cont’d.)
American Standard Cos.	3,504	139,985
Apollo Group, Inc. Cl A*	2,795	168,986
Avery Dennison Corp.	2,110	116,620
Block (H. & R.), Inc.	6,277	154,100
Boeing Co.	15,468	1,086,472
Burlington North Santa Fe	7,155	506,717
CSX Corp.	4,163	211,356
Caterpillar, Inc.	13,033	752,916
Cendant Corp.	19,628	338,583
Cintas Corp.	2,637	108,592
Cooper Industries, Ltd.*	1,755	128,115
Cummins, Inc.	888	79,680
Danaher Corp.	4,539	253,185
Deere & Co.	4,622	314,804
Donnelley R.R. & Sons Co.	4,164	142,450
Dover Corp.	3,884	157,263
Eaton Corp.	2,836	190,267
Emerson Electric Co.	7,871	587,964
Equifax, Inc.	2,488	94,594
FedEx Corp.	5,806	600,282
Fisher Scientific International*	2,350	145,371
Fluor Corp.	1,657	128,020
General Dynamics Corp.	3,857	439,891
General Electric Co.	202,452	7,095,943
Goodrich Corporation	2,355	96,791
Grainger (W.W.), Inc.	1,457	103,593
Honeywell International, Inc.	16,148	601,513
ITT Industries, Inc.	1,772	182,197
Illinois Tool Works, Inc.	3,924	345,273
Ingersoll Rand Co.*	6,339	255,905
L-3 Communications Holdings, Inc	2,302	171,154
Lockheed Martin Corp.	6,851	435,929
Masco Corp.	8,120	245,143
Monster Worldwide, Inc.*	2,359	96,294
Navistar International Corp.*	1,179	33,743
Norfolk Southern	7,787	349,091
Northrop Grumman Corp.	6,808	409,161
PACCAR, Inc.	3,244	224,582

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
INDUSTRIAL (Cont’d.)
Pall Corp.	2,387	64,115
Parker Hannifin Corp.	2,287	150,851
Pitney Bowes, Inc.	4,372	184,717
Raytheon Co.	8,560	343,684
Robert Half International, Inc.	3,263	123,635
Rockwell Automation, Inc.	3,432	203,037
Rockwell Collins	3,310	153,816
Ryder System, Inc.	1,226	50,291
Southwest Airlines Co.	13,367	219,620
Textron, Inc.	2,536	195,221
Tyco International, Ltd.	38,571	1,113,159
Union Pacific Corp.	5,077	408,749
United Parcel Service Cl B	21,154	1,589,723
United Technologies Corp.	19,518	1,091,251
Waste Management, Inc.	10,573	320,891
		24,942,781
TECHNOLOGY (8.0%)
ADC Telecommunications, Inc.*	2,225	49,707
Adobe Systems, Inc.*	11,519	425,742
Advanced Micro Devices, Inc.*	7,742	236,905
Affiliated Computer Svcs.*	2,382	140,967
Agilent Technologies, Inc.*	7,877	262,225
Altera Corp.*	6,945	128,691
Analog Devices, Inc.	7,029	252,130
Andrew Corp.*	3,113	33,402
Apple Computer, Inc.*	16,148	1,160,880
Applied Materials, Inc.	31,088	557,719
Applied Micro Circuits Corp.*	5,724	14,711
Autodesk, Inc.*	4,422	189,925
Automatic Data Processing	11,048	506,993
Avaya, Inc.*	8,024	85,616
BMC Software, Inc.*	4,144	84,911
Broadcom Corp. Cl A*	5,541	261,258
Ciena Corp.*	11,074	32,890
Cisco Systems, Inc.*	117,694	2,014,921
Citrix Systems, Inc.*	3,379	97,248
Computer Associates International, Inc.	8,792	247,846
Computer Sciences Corp.*	3,545	179,519

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
TECHNOLOGY (Cont’d.)
Compuware Corp.*	7,424	66,593
Comverse Technology, Inc.*	3,870	102,903
Convergys Corp.*	2,682	42,510
Corning, Inc.*	29,200	574,072
Dell, Inc.*	45,094	1,352,369
EMC Corp.*	45,806	623,878
Electronic Arts, Inc.*	5,759	301,253
Electronic Data Systems Corp.	9,993	240,232
First Data Corp.	14,640	629,666
Fiserv, Inc.*	3,535	152,959
Freescale Semiconductor Cl A*	7,864	197,937
Gateway, Inc.*	5,077	12,743
Hewlett-Packard Co.	54,895	1,571,644
IBM Corp.	30,264	2,487,701
Intel Corp.	115,518	2,883,329
Intuit, Inc.*	3,390	180,687
JDS Uniphase Corp.*	31,661	74,720
Jabil Circuit, Inc.*	3,334	123,658
KLA Tencor Corp.	3,774	186,171
LSI Logic Corp.*	7,505	60,040
Lexmark International, Inc.*	2,224	99,702
Linear Technology Corp.	5,840	210,649
Lucent Technologies*	85,165	226,539
Maxim Integrated Products, Inc.	6,281	227,623
Mercury Interactive Corp.*	1,654	45,965
Micron Technology, Inc.*	11,841	157,604
Microsoft Corp.	175,402	4,586,762
Molex, Inc. Cl A	2,751	71,388
Motorola, Inc.	47,724	1,078,085
NCR Corp.*	3,518	119,401
NVIDIA Corporation*	3,280	119,917
National Semiconductor Corp.	6,585	171,078
Network Appliance, Inc.*	7,129	192,483
Novell, Inc.*	7,320	64,636
Novellus Systems, Inc.*	2,556	61,651
Oracle Corp.*	72,050	879,730
PMC Sierra, Inc.*	3,511	27,070
Parametric Technology Corp.*	5,217	31,824

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
TECHNOLOGY (Cont’d.)
Paychex, Inc.	6,390	243,587
QLogic Corp.*	1,544	50,195
Qualcomm, Inc.	31,503	1,357,149
Sabre Group Holdings, Inc.	2,505	60,396
Sanmina Corp.*	10,071	42,902
Scientific-Atlanta, Inc.	2,943	126,755
Siebel Systems, Inc.	10,138	107,260
Solectron Corp.*	17,505	64,068
Sun Microsystems, Inc.*	65,418	274,101
Symantec Corp.*	20,721	362,617
Symbol Technologies, Inc.	4,809	61,651
Tektronix, Inc.	1,598	45,080
Tellabs, Inc.*	8,592	93,653
Teradyne, Inc.*	3,773	54,973
Texas Instruments, Inc.	31,008	994,427
Unisys Corp.*	6,538	38,117
Xerox Corp.*	18,402	269,589
Xilinx, Inc.	6,677	168,327
Yahoo!, Inc.*	24,193	947,882
		32,564,107
TELECOMMUNICATIONS (1.6%)
AT & T, Inc.	74,848	1,833,020
Alltel Corp.	7,337	462,965
BellSouth Corp.	35,037	949,503
CenturyTel, Inc.	2,510	83,232
Citizens Communications Co.	6,398	78,248
Qwest Communications International*	29,579	167,121
Sprint Nextel Corp.	56,609	1,322,386
Verizon Communications	52,978	1,595,697
		6,492,172
UTILITIES (1.8%)
AES Corp.*	12,515	198,112
Allegheny Energy, Inc.*	3,121	98,780
Ameren Corp.	3,914	200,553
American Electric Power, Inc.	7,543	279,770
CINergy Corp.	3,821	162,240
CMS Energy Corp.*	4,217	61,189
Centerpoint Energy, Inc.	5,942	76,355

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
INDEXED ASSETS:
COMMON STOCKS:
UTILITIES (Cont’d.)
Consolidated Edison, Inc.	4,693	217,427
Constellation Energy Group	3,420	196,992
DTE Energy Co.	3,407	147,148
Dominion Resources, Inc.	6,654	513,689
Duke Energy Corp.	17,772	487,841
Dynergy, Inc.*	5,773	27,941
Edison International	6,243	272,257
Entergy Corp.	3,975	272,884
Exelon Corp.	12,784	679,342
FPL Group, Inc.	7,565	314,401
FirstEnergy Corp.	6,319	309,568
Keyspan Corporation	3,340	119,205
NiSource, Inc.	5,224	108,973
Nicor, Inc.	843	33,138
PG & E Corp.	6,574	244,027
PPL Corporation	7,283	214,120
Peoples Energy Corp.	728	25,531
Pinnacle West Capital Corp.	1,897	78,441
Progress Energy, Inc.	4,822	211,782
Public Svc. Enterprise Group	4,803	312,051
Sempra Energy	4,926	220,882
Southern Co.	14,207	490,568
TXU Corp.	9,251	464,309
Teco Energy, Inc.	3,988	68,514
Xcel Energy, Inc.	7,719	142,492
		7,250,522

TOTAL INDEXED ASSETS - COMMON STOCKS (Cost: $169,015,199) 53.2%		215,884,711

* Non-income producing security.

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

			Face
	Rate(%)	Maturity	Amount($)	Value($)
INDEXED ASSETS:
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.1%)
U.S. Treasury Bill (a)	3.82	02/02/06	120,000	119,571
U.S. Treasury Bill (a)	3.87	03/30/06	500,000	495,096
				614,667
U.S. GOVERNMENT AGENCIES (1.5%)
Federal National Management Association	3.25	01/03/06	6,060,000	6,058,359

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $6,673,144) 1.6%				6,673,026

TOTAL INDEXED ASSETS (Cost: $175,688,343) 54.8%				222,557,737

TEMPORARY CASH INVESTMENTS**(Cost:$580,000) 0.1%				580,000

(a) This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

**The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund’s name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co.  On the next business day, these funds (and earned interest) are automatically returned to the fund.  The annual rate of interest earned on this temporary cash investment at December 30, 2005 was 3.79%.

FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2005:

	Expiration	Underlying Face	Unrealized
	Date	Amount at Value	Gain(Loss)

Purchased

26 S & P Stock Index Futures Contracts	March 2005	$8,156,200	$(123,850)

Face Value of futures purchased and outstanding as a percentage of total investments in securities: 2.0%

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
BASIC MATERIALS (1.5%)
Century Aluminum Company*	13,520	354,359
Commercial Metals Co.	22,100	829,634
Cytec Industries, Inc.	8,580	408,665
Dow Chemical Co.	19,830	868,951
Georgia Gulf Corp.	3,740	113,771
Glatfelter	16,950	240,521
Longview Fibre Co.	23,378	486,496
Lubrizol Corp.	11,940	518,554
Oregon Steel Mills, Inc.*	13,130	386,285
Phelps Dodge Corp.	7,530	1,083,341
Steel Dynamics, Inc.	6,700	237,917
U.S. Concrete, Inc.*	9,720	92,146
Vulcan Materials Co.	7,390	500,672
		6,121,312
CONSUMER, CYCLICAL (5.1%)
A.C.More Arts & Crafts, Inc.*	8,900	129,495
Aaron Rents, Inc.	10,200	215,016
Audiovox Corp. Cl A*	59,366	822,813
Best Buy Co., Inc.	24,109	1,048,259
Carnival Corp.	13,490	721,310
Crown Holdings, Inc.*	60,042	1,172,620
Gamestop Corp.*	27,305	868,845
Guitar Center, Inc.*	4,290	214,543
Hibbett Sporting Goods, Inc.*	21,225	604,488
Home Depot, Inc.	23,160	937,517
Hot Topic, Inc.*	10,250	146,062
Hudson Highland Group*	20,472	355,394
Johnson Controls, Inc.	8,350	608,798
Kohl’s Corp.*	25,400	1,234,440
Landry’s Restaurant, Inc.	13,470	359,784
Lithia Motors, Inc. Cl A	6,875	216,150
Lone Star Steakhouse	8,310	197,279
Lowe’s Companies, Inc.	9,930	661,934
Omega Protein Corp.*	22,070	148,090
Omnicom Group, Inc.	12,912	1,099,199
P.F. Changs China Bistro, Inc.	6,410	318,128
Pacific Sunwear of California*	10,700	266,644
Payless Shoesource, Inc.*	14,300	358,930

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
CONSUMER, CYCLICAL (Cont'd.)
Penney (J.C.) Co., Inc.	17,910	995,796
Pinnacle Entertainment, Inc.*	16,676	412,064
Red Robin Gourmet Burgers*	6,137	312,742
Starwood Hotels & Resorts	15,840	1,011,542
Sunopta*	19,510	102,623
Sunterra Corporation*	31,755	451,556
Target Corp.	22,100	1,214,837
The Bombay Company, Inc.*	90,520	267,939
The Warnaco Group, Inc.*	21,508	574,694
Time Warner, Inc.	53,380	930,947
Wild Oaks Markets, Inc.*	37,590	454,087
Winnebago Industries, Inc.	6,900	229,632
Wolverine World Wide, Inc.	38,598	866,911
		20,531,108
CONSUMER, NON-CYCLICAL (2.6%)
Alkermes, Inc.*	13,003	248,617
CVS Corp.	18,380	485,600
Chiquita Brands International, Inc.	22,677	453,767
Colgate-Palmolive Co.	12,520	686,722
Conmed Corp.*	11,215	265,347
General Mills, Inc.	8,300	409,356
Hershey Food Corp.	11,510	635,927
Hologic, Inc.*	5,800	219,936
Longs Drug Stores Corp.	18,710	680,857
MGI Pharma, Inc.*	21,034	360,943
PepsiCo, Inc.	20,300	1,199,324
Proctor & Gamble Co.	40,450	2,341,246
Safeway, Inc.	24,080	569,733
Serologicals Corp.*	19,241	379,817
Sovran Self-Storage, Inc.	2,750	129,168
Wal-Mart Stores, Inc.	25,990	1,216,332
Walter Industries, Inc.	2,190	108,887
		10,391,579
ENERGY (3.6%)
CNX Gas Corp.*	17,650	366,237
Crosstex Energy, Inc.	3,280	206,837
Denbury Resources, Inc.*	14,790	336,916
Devon Energy Corp.	19,120	1,195,765

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
ENERGY (Cont'd.)
Exxon Mobil Corp.	49,570	2,784,347
Halliburton Co.	24,630	1,526,075
Holly Corp.	7,825	460,658
NS Group, Inc.*	32,140	1,343,773
Range Resources Corp.	61,758	1,626,706
Todco Cl A	18,605	708,106
Transocean, Inc.*	22,210	1,547,815
Unisource Energy Corp.	17,167	535,610
Valero Energy Corp.	27,280	1,407,648
Whittier Energy*	74,100	778,050
		14,824,543
FINANCIAL (9.8%)
Acadia Realty Trust	10,640	213,332
Allstate Corp.	11,029	596,338
American Home Mortgage Investment Corp.	7,850	255,674
American International Group, Inc.	20,699	1,412,293
Amli Residential Properties	4,155	158,098
Argonaut Group, Inc.*	8,876	290,867
Assured Guaranty Co.*	24,038	610,325
Bank Mutual Corp.	40,487	429,162
Bank of America Corp.	49,053	2,263,796
BankAtlantic Bancorp, Inc. Cl A	44,144	618,016
Banner Corporation	8,273	258,118
Bear Stearns Cos., Inc.	9,226	1,065,880
Boykin Lodging Company*	8,180	99,960
Brookline Bankcorp	45,066	638,585
Capital One Financial Corp.	12,391	1,070,582
Ceres Group, Inc.*	13,700	70,829
Choice Hotels International, Inc.	12,558	524,422
Citigroup, Inc.	56,531	2,743,449
Columbia Banking System	10,599	302,601
Conseco, Inc.*	21,729	503,461
ECC Capital Corp.	51,210	115,735
Equity Inns, Inc.	45,461	615,997
First Financial Holdings, Inc.	8,630	265,114
First Niagara Financial Grp.	39,782	575,646
First State Bank Corporation	30,828	739,564
Getty Realty Corp.	7,162	188,289

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
FINANCIAL (Cont'd.)
Golden West Financial Corp.	10,035	662,310
Goldman Sachs Group, Inc.	5,232	668,179
Hartford Financial Service Group, Inc.	8,520	731,783
Highwoods Properties, Inc.	14,341	408,001
IShares Russell 200 Growth	9,200	640,780
IShares Russell 200 Growth*	6,820	455,030
IShares Russell Micropac	9,000	460,350
Iberia Bank Corp.	2,043	104,213
JER Investors Trust, Inc.	10,910	184,924
Jackson Hewitt Tax Service	3,950	109,454
KNBT Bancorp, Inc.	31,393	511,392
Knight Capital Group, Inc.*	12,650	125,109
La Salle Hotel Properties	11,625	426,870
LandAmerica Financial Group	9,827	613,205
Lazard, Ltd. Cl A*	6,900	220,110
MAF Bancorp	14,343	593,513
Max Re Capital, Ltd.*	9,050	235,029
Medical Properties Trust, Inc.	49,230	481,469
Merrill Lynch & Co., Inc.	22,204	1,503,877
Mid-America Apt. Communities	7,932	384,702
MoneyGram International, Inc.	12,800	333,824
Morgan Stanley	9,350	530,519
NASDAQ Stock Market, Inc.*	6,250	219,875
National Financial Partners	10,352	543,998
NewAlliance Bankshare	41,370	601,520
North Fork Bancorp, Inc.	41,399	1,132,677
PHH Corp.*	21,740	609,155
Pennsylvania REIT	8,022	299,702
Placer Sierra Banschares	15,030	416,481
Platinum Underwriters Holdings*	10,625	330,119
PrivateBancorp, Inc.	11,836	421,007
Provident Financial Services	33,584	621,640
Safeco Corp.	11,782	665,683
Santander Bancorp	12,899	324,023
Sterling Financial Corp.	25,503	637,065
Stewart Information Services	7,075	344,340
Summit Bancshares, Inc. (TX)	15,596	280,416
Sws Group, Inc.	15,363	321,701

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
FINANCIAL (Cont'd.)
Taberna Realty Financial Trust	50,000	600,000
Texas Regional Bancshares	14,441	408,680
Tower Group, Inc.	12,270	269,695
Vintage Wine Trust, Inc.	45,210	452,100
Wachovia Corp.	26,323	1,391,434
Wells Fargo & Company	31,205	1,960,610
		39,862,697
HEALTHCARE (4.2%)
Abbott Laboratories	24,550	968,006
Adolor Corporation*	6,800	99,280
Advanced Medical Optics, Inc.*	14,115	590,007
Aetna, Inc.	11,740	1,107,199
Amedisys, Inc.*	8,880	375,091
Amgen, Inc.*	19,800	1,561,428
Amylin Pharmaceuticals, Inc.*	10,604	423,312
Arthrocare Corp.*	3,600	151,704
CV Therapeutics, Inc.*	12,573	310,930
Caliper Life Sciences, Inc.*	36,596	215,184
Caremark Rx, Inc.*	7,700	398,783
Conceptus, Inc.*	7,400	93,388
DJ Orthopedics, Inc.*	8,850	244,083
Digene Corp.*	17,500	510,475
Genesis HealthCare Corp.*	5,790	211,451
Genzyme Corp. (Genl. Div.)*	7,030	497,583
HCA, Inc.	10,280	519,140
Human Genome Sciences, Inc.*	24,900	213,144
Humana, Inc.*	4,765	258,882
Inspire Pharmaceuticals, Inc.*	18,245	92,685
Intuitive Surgical, Inc.*	1,400	164,178
Johnson & Johnson	33,090	1,988,709
Keryx Biopharmaceuticals, Inc.	7,300	106,872
Kyphon, Inc.*	3,700	151,071
Medimmune, Inc.*	5,120	179,302
Myogen, Inc.*	7,199	216,690
Nuvasive, Inc.*	9,000	162,900
OSI Pharmaceuticals, Inc.*	1,570	72
Pfizer, Inc.	55,020	1,283,066
Psychiatric Solutions*	3,600	211,464

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
HEALTHCARE (Cont'd.)
Senomyx, Inc.*	7,200	87,264
St. Jude Medical, Inc.*	3,780	189,756
Steris Corp.	8,700	217,674
Theravance, Inc.*	9,808	220,876
Thoratec Corp.*	9,100	188,279
United Surgical Partners, Inc.	11,131	357,862
Valeant Pharmaceuticals	7,460	134,877
Ventana Medical Systems, Inc.*	15,304	648,124
Viasys Healthcare, Inc.*	12,925	332,172
Wyeth	27,370	1,260,936
		16,943,899
INDUSTRIAL (7.2%)
Actuant Corp. Cl A	8,770	489,366
Acuity Brands, Inc.	6,400	203,520
Agnico-Eagle Mines, Ltd.	26,357	520,814
Apogee Enterprises, Inc.	43,403	703,997
Aspect Medical Systems, Inc.*	4,250	145,987
Baker (Michael) Corp.*	7,090	181,150
Benchmark Electronics*	18,505	622,323
Boeing Co.	13,198	927,028
Cal Dive International, Inc.*	17,428	625,491
Caterpillar, Inc.	14,930	862,506
Champion Enterprises, Inc.*	79,874	1,087,884
Conexant Systems, Inc.*	79,440	179,534
Curtis Wright Corp. Cl B	10,305	562,653
Cymer, Inc.*	6,890	244,664
Diagnostic Products Corp.	4,300	208,765
Eagle Materials, Inc.	1,750	214,130
EastGroup Properties, Inc.	3,040	137,286
Eclipsys Corp.*	12,725	240,884
Filenet Corp.*	4,000	103,400
Fluor Corp.	11,599	896,139
Frozen Foods Express Ind.*	26,310	290,199
Gardner Denver Machinery*	13,147	648,147
General Cable Corp.*	30,897	608,671
General Electric Co.	99,840	3,499,392
Genesee & Wyoming, Inc. Cl A*	10,700	401,785
Genesis Microchip Corp.*	17,886	323,558

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
INDUSTRIAL (Cont'd.)
Granite Construction	5,974	214,526
HUB Group, Inc. Cl A*	10,875	384,431
Harmonic, Inc.*	21,425	103,911
Healthcare Services Group	11,080	229,467
Hydril Company*	7,227	452,410
ITT Industries, Inc.	7,970	819,475
Kennametal, Inc.	14,200	724,768
Kirby Corp.*	12,927	674,402
Komag, Inc.*	6,260	216,972
Labor Ready, Inc.*	8,830	183,841
Landstar System, Inc.	14,534	606,649
Lincoln Electric Holdings	11,095	440,028
Marinemax, Inc.*	7,400	233,618
Matrix Service Co.*	2,320	22,829
Moog, Inc. Cl A*	7,970	226,189
RailAmerica, Inc.*	72,951	801,731
Regal-Beloit Corp.	23,305	824,997
Shaw Group, Inc.*	31,631	920,146
Siligan Holdings, Inc.	24,884	898,810
Texas Industries, Inc.	8,620	429,621
Trico Marine Services, Inc.*	11,740	305,240
Trinity Industries	19,529	860,643
Tyco International, Ltd.	22,520	649,927
United Parcel Service Cl B	12,020	903,303
United Technologies Corp.	27,620	1,544,234
Universal Forest Products	11,451	632,668
Werner Enterprises, Inc.	14,100	277,770
		29,511,879
TECHNOLOGY (6.8%)
3Com Corp.*	32,720	117,792
Activision, Inc.*	23,050	316,707
Adtran, Inc.	5,400	160,596
Akami Technologies*	10,500	209,265
Andrew Corp.*	43,450	466,219
Anixter International, Inc.	12,384	484,462
Ansys, Inc.*	5,200	221,988
Arris Group, Inc.*	15,350	145,364
Aspen Technology, Inc.*	28,200	221,370

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
TECHNOLOGY (Cont'd.)
Avocent Corp.*	8,606	233,997
BearingPoint, Inc.*	15,440	121,358
Broadcom Corp. Cl A*	20,890	984,963
Centillium Communications, Inc.	22,275	77,962
Checkpoint Systems*	8,010	197,446
Cisco Systems, Inc.*	47,490	813,029
Computer Programs & Systems	6,200	256,866
Corning, Inc.*	26,590	522,759
Credence Systems Corp.*	16,250	113,100
Dell, Inc.*	35,970	1,078,740
Digital Insight Corporation*	7,250	232,145
Digitas*	9,850	123,322
EMC Corp.*	45,780	623,524
Electronics For Imaging, Inc.*	14,180	377,330
Entegris, Inc.*	11,000	103,620
Fairchild Semiconductor International*	7,160	121,076
Freescale Semiconductor Cl A*	21,530	541,910
Hutchinson Tech*	8,060	229,307
IBM Corp.	12,430	1,021,746
IXYS Corporation*	7,333	85,723
Imation Corp.	7,910	364,414
Informatica Corp.*	13,750	165,000
Integrated Device Tech., Inc.*	23,244	306,356
Intel Corp.	57,330	1,430,957
Intrado, Inc.*	2,800	64,456
KLA Tencor Corp.	10,980	541,643
Lecroy Corp.*	23,080	352,893
Lexer Media, Inc.*	37,300	306,233
Lojack Corporation*	7,569	182,640
Maxim Integrated Products, Inc.	15,170	549,761
Medics Pharmaceutical Corp.	23,675	758,784
Microsemi Corp.*	27,550	762,033
Microsoft Corp.	85,320	2,231,118
Motorola, Inc.	21,010	474,616
Neustar, Inc. Cl A*	7,400	225,626
Oracle Corp.*	70,490	860,683
Palm, Inc.*	8,820	280,476
Parametric Technology Corp.*	50,364	307,220

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
TECHNOLOGY (Cont'd.)
Perot Systems Corp. Cl A*	12,955	183,184
Powerwave Technologies, Inc.*	9,096	114,337
Qualcomm, Inc.	18,360	790,949
Quest Software, Inc.*	8,575	125,109
RF Micro Devices*	47,610	257,570
Red Hat, Inc.*	13,225	360,249
SPSS, Inc.*	9,550	295,382
Secure Computing Corp.*	39,550	484,883
Sigmatel, Inc.*	4,480	58,688
Skyworks Solutions, Inc.*	68,599	349,169
Sonosite, Inc.*	9,490	332,245
Texas Instruments, Inc.	29,700	952,479
Tibco Software, Inc.*	35,600	265,932
ValueClick , Inc.*	23,050	417,435
Varian Semiconductor Equip.*	11,440	502,559
Viasat, Inc.*	18,416	492,260
Wabtech	23,735	638,471
Websense, Inc.*	4,321	283,630
aQuantive, Inc.*	9,970	251,643
		27,524,769
TELECOMMUNICATIONS (0.8%)
BellSouth Corp.	23,680	641,728
CT Communications, Inc.	11,886	144,296
Sprint Nextel Corp.	38,441	897,982
Tekelec*	36,605	508,810
Valor Communications Group	26,920	306,888
Verizon Communications	26,080	785,530
		3,285,234
UTILITIES (1.4%)
Avista Corp.	11,647	206,268
Constellation Energy Group	6,880	396,288
Dominion Resources, Inc.	11,610	896,292
EPIQ Systems, Inc.*	7,970	147,764
Exelon Corp.	21,690	1,152,607
FirstEnergy Corp.	8,730	427,683
PNM Resources, Inc.	27,479	672,961
Sempra Energy	12,630	566,329
Sierra Pacific Resources*	41,140	536,466

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
ACTIVE ASSETS:
COMMON STOCKS:
UTILITIES (Cont'd.)
Southwestern Energy Co.*	5,169	185,774
Westar Energy, Inc.	20,102	432,193
		5,620,625

TOTAL ACTIVE ASSETS-COMMON STOCKS (Cost: $160,520,201) 43.0%		174,617,645

* Non-income producing security.

MUTUAL OF AMERICA INVESTMENT CORPORATION (ALL AMERICA FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
ACTIVE ASSETS:
PREFERRED STOCKS:
FINANCIAL (0.1%)
Quanta Capital Holdings	13,420	335,500

TOTAL PREFERRED STOCKS (Cost: $335,500) 0.1%		335,500

			Face
	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
FINANCIAL (0.1%)
GSC Capital Corp.	7.25	07/15/10	460,000	460,000

TOTAL LONG-TERM DEBT SECURITIES (Cost: $460,000) 0.1%				460,000

			Face
	Rate(%)	Maturity	Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (1.8%)
Federal National Mortgage Association	3.25	01/03/06	7,500,000	7,497,969

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $7,497,969) 1.8%				7,497,969

TOTAL ACTIVE ASSETS (Cost: $168,813,670) 45.0%				182,911,114

TEMPORARY CASH INVESTMENTS** (Cost: $24,000) 0.0% (1)				24,000

TOTAL INVESTMENTS (Cost: $345,106,014) 99.9%				406,072,851

OTHER NET ASSETS0.1% (1)				439,091

NET ASSETS 100.0%				$406,511,942

(1) Less than 0.05%.

**The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund's name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 30, 2005 was 3.79%.

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP VALUE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
BASIC MATERIALS (7.5%)
Century Aluminum Company*	9,987	261,759
Commercial Metals Co.	11,236	421,799
Cytec Industries, Inc.	5,880	280,064
Georgia Gulf Corp.	2,720	82,742
Glatfelter	10,859	154,089
Longview Fibre Co.	18,805	391,332
Lubrizol Corp.	9,601	416,971
Oregon Steel Mills, Inc.*	9,548	280,902
Steel Dynamics, Inc.	4,999	177,514
U.S. Concrete, Inc.*	7,010	66,455
		2,533,627
CONSUMER, CYCLICAL (8.6%)
Audiovox Corp. Cl A*	44,267	613,541
Crown Holdings, Inc.*	46,470	907,558
Landry’s Restaurant, Inc.	9,956	265,925
Lithia Motors, Inc. Cl A	5,569	175,089
Lone Star Steakhouse	6,128	145,479
Sunterra Corporation*	23,698	336,986
The Bombay Company, Inc.*	65,954	195,224
Wolverine World Wide, Inc.	11,687	262,490
		2,902,292
CONSUMER, NON-CYCLICAL (3.7%)
Chiquita Brands International, Inc.	16,980	339,770
Conmed Corp.*	8,279	195,881
Longs Drug Stores Corp.	14,140	514,555
MGI Pharma, Inc.*	7,310	125,440
Walter Industries, Inc.	1,591	79,105
		1,254,751
ENERGY (5.4%)
CNX Gas Corp.*	7,220	149,815
Holly Corp.	1,365	80,358
NS Group, Inc.*	11,236	469,777
Range Resources Corp.	24,708	650,808
Todco Cl A	1,978	75,283
Unisource Energy Corp.	12,655	394,836
		1,820,877
FINANCIAL (29.3%)
American Home Mortgage Investment Corp.	5,903	192,261
Amli Residential Properties	2,820	107,301

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP VALUE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
FINANCIAL (Cont’d.)
Assured Guaranty Co.*	19,698	500,132
Bank Mutual Corp.	32,579	345,337
BankAtlantic Bancorp, Inc. Cl A	32,707	457,898
Brookline Bankcorp	33,310	472,003
Ceres Group, Inc.*	10,074	52,083
Conseco, Inc.*	15,805	366,202
ECC Capital Corp.	35,850	81,021
Equity Inns, Inc.	34,384	465,903
First Niagara Financial Group	32,041	463,633
First State Bank Corporation	16,149	387,415
Highwoods Properties, Inc.	10,849	308,654
IShares Russell 200 Growth*	4,620	308,246
Iberia Bank Corp.	1,628	83,044
JER Investors Trust, Inc.	7,967	135,041
KNBT Bancorp, Inc.	25,300	412,137
Knight Capital Group, Inc.*	10,182	100,700
LandAmerica Financial Group	7,945	495,768
MAF Bancorp	11,526	476,945
Medical Properties Trust, Inc.	26,128	255,532
Mid-America Apt. Communities	5,827	282,610
NewAlliance Bankshare	31,289	454,942
PHH Corp.*	16,041	449,469
Pennsylvania REIT	5,859	218,892
Provident Financial Services	27,009	499,937
Santander Bancorp	8,430	211,762
Sterling Financial Corp.	19,135	477,992
Stewart Information Services	4,850	236,050
Sws Group, Inc.	11,510	241,019
Taberna Realty Fin. Trust	30,400	364,800
		9,904,729
HEALTHCARE (1.8%)
Advanced Medical Optics, Inc.*	4,365	182,457
Digene Corp.*	6,558	191,297
Genesis HealthCare Corp.*	4,644	169,599
Inspire Pharmaceuticals, Inc.*	13,440	68,275
		611,628
INDUSTRIAL (25.2%)
Agnico-Eagle Mines, Ltd.	13,248	261,780
Apogee Enterprises, Inc.	34,955	566,970

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP VALUE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
INDUSTRIAL (Cont’d.)
Aspect Medical Systems, Inc.*	3,171	108,924
Baker (Michael) Corp.*	4,920	125,706
Benchmark Electronics*	9,010	303,006
Champion Enterprises, Inc.*	54,245	738,817
Conexant Systems, Inc.*	58,685	132,628
Curtis Wright Corp. Cl B	4,956	270,598
Cymer, Inc.*	1,763	62,604
Frozen Foods Express Ind.*	19,332	213,232
Gardner Denver Machinery*	10,580	521,594
General Cable Corp.*	23,009	453,277
Genesis Microchip Corp.*	8,268	149,568
Healthcare Services Group	8,268	171,230
Kennametal, Inc.	11,451	584,459
Kirby Corp.*	9,505	495,876
Komag, Inc.*	4,623	160,233
Matrix Service Co.*	1,660	16,334
RailAmerica, Inc.*	53,933	592,724
Shaw Group, Inc.*	11,955	347,771
Siligan Holdings, Inc.	18,182	656,734
Texas Industries, Inc.	6,268	312,397
Trico Marine Services, Inc.*	8,644	224,744
Trinity Industries	14,193	625,486
Universal Forest Products	7,870	434,818
		8,531,510
TECHNOLOGY (8.4%)
3Com Corp.*	24,181	87,052
Andrew Corp.*	12,440	133,481
Anixter International, Inc.	9,988	390,731
BearingPoint, Inc.*	11,214	88,142
Checkpoint Systems*	5,827	143,636
Credence Systems Corp.*	11,816	82,239
Electronics For Imaging, Inc.*	10,451	278,101
Fairchild Semiconductor International*	5,204	88,000
Hutchinson Tech*	6,161	175,280
Imation Corp.	5,849	269,463
Integrated Device Tech., Inc.*	7,064	93,104
Lecroy Corp.*	8,429	128,879
Palm, Inc.*	6,677	212,329
Perot Systems Corp. Cl A*	9,687	136,974

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP VALUE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
TECHNOLOGY (Cont’d.)
Powerwave Technologies, Inc.*	6,623	83,251
Sigmatel, Inc.*	3,311	43,374
Skyworks Solutions, Inc.*	55,266	281,304
Varian Semiconductor Equip.*	3,204	140,752
		2,856,092
TELECOMMUNICATIONS (1.4%)
CT Communications, Inc.	9,548	115,913
Tekelec*	11,246	156,319
Valor Communications Group	19,569	223,087
		495,319
UTILITIES (3.7%)
Avista Corp.	9,419	166,810
PNM Resources, Inc.	14,881	364,436
Sierra Pacific Resources*	30,052	391,878
Westar Energy, Inc.	15,289	328,714
		1,251,838

TOTAL COMMON STOCKS (Cost: $31,824,041) 95.0%		32,162,663

* Non-income producing security.

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP VALUE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
PREFERRED STOCKS:
FINANCIAL (0.7%)
Quanta Capital Holdings	9,210	230,250

TOTAL PREFERRED STOCKS (Cost: $230,250) 0.7%		230,250

			Face
	Rate(%)	Maturity	Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (4.0%)
Federal National Mortgage Association	3.25	01/03/06	1,340,000	1,339,758

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $1,339,758) 4.0%				1,339,758

TOTAL INVESTMENTS (Cost: $33,394,049) 99.7%				33,732,671

OTHER NET ASSETS0.3%				113,920

NET ASSETS 100.0%				$33,846,591

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP GROWTH FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
BASIC MATERIALS (0.6%)
Commercial Metals Co.	3,832	143,853

CONSUMER, CYCLICAL (13.7%)
A.C.More Arts & Crafts, Inc.*	4,684	68,152
Aaron Rents, Inc.	5,408	114,001
Gamestop Corp.*	14,451	459,831
Guitar Center, Inc.*	2,230	111,522
Hibbett Sporting Goods, Inc.*	11,349	323,220
Hot Topic, Inc.*	5,413	77,135
Hudson Highland Group*	10,782	187,176
Omega Protein Corp.*	10,970	73,609
P.F. Changs China Bistro, Inc.	3,396	168,543
Pacific Sunwear of California*	5,652	140,848
Payless Shoesource, Inc.*	7,622	191,312
Pinnacle Entertainment, Inc.*	9,006	222,538
Red Robin Gourmet Burgers*	3,513	179,022
Sunopta*	9,620	50,601
The Warnaco Group, Inc.*	11,419	305,116
Wild Oaks Markets, Inc.*	19,962	241,141
Winnebago Industries, Inc.	3,619	120,440
Wolverine World Wide, Inc.	12,003	269,587
		3,303,794
CONSUMER, NON-CYCLICAL (2.6%)
Alkermes, Inc.*	7,420	141,870
Hologic, Inc.*	3,193	121,079
MGI Pharma, Inc.*	5,227	89,695
Serologicals Corp.*	10,443	206,145
Sovran Self-Storage, Inc.	1,447	67,966
		626,755
ENERGY (6.4%)
Crosstex Energy, Inc.	1,724	108,715
Denbury Resources, Inc.*	7,111	161,989
Holly Corp.	3,241	190,798
NS Group, Inc.*	8,953	374,325
Range Resources Corp.	14,928	393,204
Todco Cl A	8,391	319,361
		1,548,392

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP GROWTH FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
FINANCIAL (15.1%)
Acadia Realty Trust	5,642	113,122
Argonaut Group, Inc.*	4,651	152,413
Choice Hotels International, Inc.	6,600	275,616
First Financial Holdings, Inc.	4,524	138,977
First State Bank Corporation	5,726	137,367
Getty Realty Corp.	4,077	107,184
IShares Russell 200 Growth	4,100	285,565
IShares Russell Micropac	4,100	209,715
Jackson Hewitt Tax Service	2,076	57,526
La Salle Hotel Properties	6,057	222,413
Lazard, Ltd. Cl A*	3,619	115,446
Max Re Capital, Ltd.*	4,934	128,136
MoneyGram International, Inc.	6,787	177,005
NASDAQ Stock Market, Inc.*	3,257	114,581
National Financial Partners	5,717	300,428
Placer Sierra Banschares	7,889	218,604
Platinum Underwriters Holdings*	5,621	174,644
PrivateBancorp, Inc.	6,244	222,099
Summit Bancshares, Inc. (TX)	8,352	150,169
Texas Regional Bancshares	7,697	217,825
Tower Group, Inc.	6,473	142,277
		3,661,112
HEALTHCARE (13.0%)
Adolor Corporation*	3,619	52,837
Advanced Medical Optics, Inc.*	4,545	189,981
Amedisys, Inc.*	4,705	198,739
Amylin Pharmaceuticals, Inc.*	5,323	212,494
Arthrocare Corp.*	1,884	79,392
CV Therapeutics, Inc.*	7,186	177,710
Caliper Life Sciences, Inc.*	18,171	106,845
Conceptus, Inc.*	3,939	49,710
DJ Orthopedics, Inc.*	4,780	131,832
Digene Corp.*	4,939	144,071
Human Genome Sciences, Inc.*	13,169	112,727
Intuitive Surgical, Inc.*	745	87,366
Keryx Biopharmaceuticals, Inc.	3,832	56,100
Kyphon, Inc.*	1,948	79,537
Myogen, Inc.*	3,821	115,012
Nuvasive, Inc.*	4,790	86,699

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP GROWTH FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
HEALTHCARE (Cont’d.)
Psychiatric Solutions*	1,884	110,666
Senomyx, Inc.*	3,800	46,056
Steris Corp.	4,662	116,643
Theravance, Inc.*	5,151	116,001
Thoratec Corp.*	4,790	99,105
United Surgical Partners, Inc.	5,839	187,724
Valeant Pharmaceuticals	4,301	77,762
Ventana Medical Systems, Inc.*	8,112	343,544
Viasys Healthcare, Inc.*	6,861	176,328
		3,154,881
INDUSTRIAL (17.6%)
Actuant Corp. Cl A	4,636	258,689
Acuity brands, Inc.	3,353	106,625
Agnico-Eagle Mines, Ltd.	4,524	89,394
Benchmark Electronics*	3,400	114,342
Cal Dive International, Inc.*	9,302	333,849
Champion Enterprises, Inc.*	7,117	96,934
Curtis Wright Corp. Cl B	2,081	113,623
Cymer, Inc.*	2,395	85,046
Diagnostic Products Corp.	2,267	110,063
Eagle Materials, Inc.	888	108,656
EastGroup Properties, Inc.	1,591	71,850
Eclipsys Corp.*	6,717	127,153
Filenet Corp.*	2,129	55,035
Genesee & Wyoming, Inc. Cl A*	5,685	213,472
Genesis Microchip Corp.*	3,547	64,165
Granite Construction	3,158	113,404
HUB Group, Inc. Cl A*	5,764	203,757
Harmonic, Inc.*	11,281	54,713
Hydril Company*	3,832	239,883
Labor Ready, Inc.*	4,635	96,501
Landstar System, Inc.	7,658	319,645
Lincoln Electric Holdings	5,811	230,464
Marinemax, Inc.*	3,939	124,354
Moog, Inc. Cl A*	4,178	118,572
Regal-Beloit Corp.	12,302	435,491
Shaw Group, Inc.*	8,239	239,673
Werner Enterprises, Inc.	7,452	146,804
		4,272,157

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP GROWTH FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
TECHNOLOGY (21.9%)
Activision, Inc.*	12,190	167,491
Adtran, Inc.	2,847	84,670
Akami Technologies*	5,500	109,615
Ansys, Inc.*	2,768	118,166
Arris Group, Inc.*	7,650	72,446
Aspen Technology, Inc.*	14,905	117,004
Avocent Corp.*	4,539	123,415
Centillium Communications, Inc.	11,739	41,087
Computer Programs & Systems	3,289	136,263
Digital Insight Corporation*	3,806	121,868
Digitas*	5,200	65,104
Entegris, Inc.*	5,802	54,655
IXYS Corporation*	3,876	45,310
Informatica Corp.*	7,292	87,504
Integrated Device Tech., Inc.*	7,250	95,555
Intrado, Inc.*	1,375	31,653
Lecroy Corp.*	6,127	93,682
Lexer Media, Inc.*	19,696	161,704
Lojack Corporation*	3,992	96,327
Medics Pharmaceutical Corp.	12,520	401,266
Microsemi Corp.*	14,553	402,536
Neustar, Inc. Cl A*	3,907	119,124
Parametric Technology Corp.*	26,639	162,498
Quest Software, Inc.*	4,551	66,399
RF Micro Devices*	25,184	136,245
Red Hat, Inc.*	7,000	190,680
SPSS, Inc.*	5,035	155,733
Secure Computing Corp.*	20,867	255,829
Sonosite, Inc.*	4,977	174,245
Tibco Software, Inc.*	17,700	132,219
ValueClick , Inc.*	12,222	221,340
Varian Semiconductor Equip.*	3,726	163,683
Viasat, Inc.*	10,029	268,075
Wabtech	12,584	338,510
Websense, Inc.*	2,448	160,687
aQuantive, Inc.*	5,235	132,131
		5,304,719

MUTUAL OF AMERICA INVESTMENT CORPORATION (SMALL CAP GROWTH FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
TELECOMMUNICATIONS (0.6%)
Tekelec*	10,530	146,367

UTILITIES (1.1%)
EPIQ Systems, Inc.*	4,151	76,960
PNM Resources, Inc.	3,864	94,629
Southwestern Energy Co.*	2,723	97,865
		269,454

TOTAL COMMON STOCKS (Cost: $21,455,601) 92.6%		22,431,484

	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (7.1%)
Federal National Mortgage Association	3.25	01/03/06	1,720,000	1,719,689

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $1,719,689) 7.1%				1,719,689

TOTAL INVESTMENTS (Cost: $23,175,290) 99.7%				24,151,173

OTHER NET ASSETS0.3%				77,469

NET ASSETS 100.0%				$24,228,642

* Non-income producing security.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID CAP VALUE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
BASIC MATERIALS (9.2%)
Arch Coal, Inc.	823	65,429
Eastman Chemical Co.	1,694	87,393
Huntsman Corp.*	5,893	101,477
Lubrizol Corp.	1,313	57,024
Nucor Corp.	1,585	105,751
PPG Industries, Inc.	2,114	122,401
Phelps Dodge Corp.	947	136,245
Placer Dome, Inc.	4,555	104,446
Sonoco Products Co.	4,431	130,271
Vulcan Materials Co.	1,819	123,237
		1,033,674
CONSUMER, CYCLICAL (12.4%)
Black & Decker Corp.	1,102	95,830
Borg-Warner, Inc.	761	46,139
Brunswick Corp.	1,420	57,737
Crown Holdings, Inc.*	9,330	182,215
Eastman Kodak Co.	3,078	72,025
Federated Dept. Stores	1,371	90,938
Harrah’s Entertainment, Inc.	1,009	71,932
Johnson Controls, Inc.	1,834	133,717
Mohawk Industries, Inc.*	1,009	87,763
Office Depot, Inc.*	2,643	82,990
Penney (J.C.) Co., Inc.	2,160	120,096
Polo Ralph Lauren Corp.	2,612	146,638
Rent-A-Center, Inc.*	2,471	46,603
Tiffany & Co.	1,463	56,018
Whirlpool Corp.	1,227	102,774
		1,393,415
CONSUMER, NON-CYCLICAL (6.4%)
Albertson’s, Inc.	1,865	39,818
Archer-Daniels-Midland Co.	4,291	105,816
Clorox Co.	1,523	86,643
Coca-Cola Enterprises	3,715	71,217
Dean Foods Co.*	2,861	107,745
Kroger Co.*	6,421	121,228
RJ Reynolds Tobacco Holdings	1,134	108,104
Tyson Foods, Inc.	4,477	76,557
		717,128

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID CAP VALUE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
ENERGY (6.7%)
Amerada Hess Corp.	823	104,373
CNX Gas Corp.*	2,540	52,705
CONSOL Energy, Inc.	1,473	96,010
Grant Prideco, Inc.*	2,669	117,756
Kerr-McGee Corp.	1,367	124,205
Massey Energy Co.	1,321	50,026
Noble Energy, Inc.	2,954	119,046
Tesoro Petroleum Corp.	1,289	79,338
		743,459
FINANCIAL (27.4%)
American Financial Group	3,078	117,918
Aon Corp.	2,689	96,670
Apartment Investment & Management Co.	2,954	111,868
Associated Banc-Corp.	3,700	120,435
Assurant, Inc.	1,569	68,236
Bear Stearns Cos., Inc.	1,274	147,185
CIT Group, Inc.	2,176	112,673
Comerica, Inc.	2,192	124,418
Developers Diversified Realty	2,922	137,392
E*Trade Financial Corp.*	3,778	78,809
Equity Office Properties	4,618	140,064
Equity Residential	3,918	153,272
First American Corp.	1,865	84,485
First Tennessee National Bank	3,218	123,700
Friedman, Billings, Ramsey Group	5,532	54,767
Genworth Financial, Inc.	3,529	122,033
Host Marriott Corp.	4,602	87,208
Hudson City Bancorp, Inc.	5,909	71,617
Huntington Bancshares, Inc.	5,038	119,653
KeyCorp.	4,229	139,261
M & T Bank Corp.	979	106,760
North Fork Bancorp, Inc.	4,929	134,857
Principal Financial Group, Inc.	3,483	165,199
StanCorp Financial Group, Inc.	2,643	132,018
Vornado Realty Trust	2,270	189,477
Zions Bancorporation	1,741	131,550
		3,071,525

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID CAP VALUE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
HEALTHCARE (3.8%)
Applera Corp.-Applied Biosys	3,218	85,470
CIGNA Corp.	1,213	135,492
King Pharmaceuticals, Inc.*	4,337	73,382
McKesson Corp.	1,585	81,770
Triad Hospitals, Inc.*	1,134	44,487
		420,601
INDUSTRIAL (10.2%)
CSX Corp.	1,119	56,812
Champion Enterprises, Inc.*	7,200	98,064
Donnelley R.R. & Sons	4,369	149,463
Florida Rock Industries	1,880	92,233
General Growth Properties, Inc.	2,316	108,829
Lafarge Corp.	1,399	76,973
Mettler-Toledo International*	1,786	98,587
Norfolk Southern	3,187	142,873
Rinker Group, Ltd.	1,399	84,010
Textron, Inc.	1,213	93,377
Timken Co.	2,907	93,082
Yellow Roadway Corp.*	1,180	52,640
		1,146,943
TECHNOLOGY (9.0%)
ADC Telecommunications, Inc.*	1,895	42,334
Andrew Corp.*	3,405	36,536
Arrow Electronics*	2,673	85,616
Computer Sciences Corp.*	1,614	81,733
Electronic Data Systems Corp.	3,995	96,040
Freescale Semiconductor Cl A*	3,202	80,594
Liberty Global, Inc.*	1,508	33,930
Liberty Global, Inc.*	1,508	31,970
Lucent Technologies*	31,120	82,779
NCR Corp.*	1,600	54,304
Siebel Systems, Inc.	7,340	77,657
Sybase, Inc.*	2,813	61,492
Telewest Global, Inc.*	2,426	57,787
Tellabs, Inc.*	5,909	64,408
Xerox Corp.*	8,085	118,445
		1,005,625

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID CAP VALUE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
TELECOMMUNICATIONS (1.3%)
CenturyTel, Inc.	2,798	92,782
Citizens Communications Co.	4,042	49,434
		142,216
UTILITIES (11.1%)
American Electric Power, Inc.	4,245	157,447
Constellation Energy Group	1,585	91,296
Edison International	3,218	140,337
Energen Corp.	3,218	116,878
PG & E Corp.	3,047	113,105
PPL Corporation	4,197	123,392
Pepco Holdings, Inc.	5,287	118,270
Pinnacle West Capital Corp.	2,813	116,318
Sempra Energy	3,187	142,905
Teco Energy, Inc.	7,075	121,549
		1,241,497

TOTAL COMMON STOCKS (Cost: $10,470,978) 97.5%		10,916,083

* Non-income producing security.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID CAP VALUE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (2.3%)
Federal National Mortgage Association	3.25	01/03/06	260,000	259,930

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $259,930) 2.3%				259,930

TOTAL INVESTMENTS (Cost: $10,730,908) 99.8%				11,176,013

OTHER NET ASSETS0.2%				27,640

NET ASSETS 100.0%				$11,203,653

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
BASIC MATERIALS (5.3%)
Airgas, Inc.	20,373	670,272
Albemarle Corp.	11,623	445,742
Arch Coal, Inc.	19,668	1,563,606
Bowater, Inc.	17,003	522,332
Cabot Corp.	18,860	675,188
Chemtura Corp.	72,940	926,338
Cytec Industries, Inc.	12,059	574,370
FMC Corp.*	11,544	613,794
Ferro Corp.	12,740	239,002
Glatfelter	13,398	190,118
Longview Fibre Co.	15,530	323,179
Lubrizol Corp.	20,675	897,915
Lyondell Chemical Co.	62,312	1,484,272
Martin Marietta Materials, Inc.	14,096	1,081,445
Minerals Technologies, Inc.	6,106	341,264
Olin Corp.	21,807	429,162
Packaging Corp of America	19,067	437,588
Peabody Energy Corp.	39,979	3,295,069
Potlatch Corp.*	8,877	452,549
RPM International, Inc.	35,796	621,777
Scotts Co. Cl A	13,722	620,783
Sensient Technologies Corp.	14,309	256,131
Sonoco Products Co.	30,134	885,940
Steel Dynamics, Inc.	11,664	414,189
Valspar Corp.	30,789	759,565
Worthington Industries, Inc.	21,717	417,184
		19,138,774
CONSUMER, CYCLICAL (14.0%)
99 Cent Only Stores*	14,591	152,622
Abercrombie & Fitch Co. Cl A	26,644	1,736,656
Advance Auto Parts*	32,891	1,429,443
Aeropostale, Inc.*	16,527	434,660
American Eagle Outfitters	39,998	919,154
American Greetings Corp. Cl A	19,981	438,983
Ann Taylor Stores Corp.*	22,103	762,996
Applebees International, Inc.	23,193	523,930
ArvinMeritor, Inc.	21,384	307,716
Bandag, Inc.	3,560	151,905
Barnes & Noble, Inc.	16,002	682,805

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
CONSUMER, CYCLICAL (Cont’d.)
Beazer Homes USA, Inc.	12,524	912,248
Belo Corporation	28,782	616,223
Blyth, Inc.	8,101	169,716
Bob Evans Farms, Inc.	10,888	251,077
Borders Group, Inc.	20,302	439,944
Borg-Warner, Inc.	17,333	1,050,900
Boyd Gaming Corp.	13,289	633,354
Brinker International, Inc.	26,149	1,010,920
CBRL Group, Inc.	14,216	499,692
Callaway Golf Co.	19,983	276,565
CarMax, Inc.*	31,831	881,082
Catalina Marketing Corp.	11,971	303,465
Cheesecake Factory, Inc.*	23,870	892,499
Chico’s FAS, Inc.*	55,025	2,417,248
Claire’s Stores, Inc.	30,213	882,824
Dollar Tree Stores*	32,346	774,363
Emmis Communications Cl A*	11,210	223,191
Entercom Communications*	11,592	343,935
Foot Locker, Inc.	47,448	1,119,298
Furniture Brands International, Inc.	15,463	345,289
GTECH Holdings Corp.	38,036	1,207,263
Gamestop Corp.*	17,372	552,777
Gentex Corp.	47,242	921,219
Harman International Industries, Inc.	20,026	1,959,544
Harte-Hanks, Inc.	17,263	455,571
Hovanian Enterprises, Inc.*	10,887	540,431
International Speedway Corp.	10,700	512,530
Lear Corp.	20,422	581,210
Lee Enterprises	13,826	510,318
Media General, Inc. Cl A	7,310	370,617
Michaels Stores, Inc.	40,644	1,437,578
Modine Manufacturing Co.	10,477	341,445
Mohawk Industries, Inc.*	16,067	1,397,508
O’Reilly Automotive, Inc.*	34,077	1,090,805
Outback Steakhouse, Inc.	19,976	831,201
Pacific Sunwear of California*	22,553	562,021
Payless Shoesource, Inc.*	20,859	523,561
PetSmart, Inc.	42,683	1,095,246
Pier 1 Imports, Inc.	26,360	230,123

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
CONSUMER, CYCLICAL (Cont’d.)
Polo Ralph Lauren Corp.	18,485	1,037,748
Reader’s Digest Assn.	29,957	455,946
Regis Corporation	13,760	530,723
Rent-A-Center, Inc.*	21,579	406,980
Ross Stores, Inc.	43,946	1,270,039
Ruby Tuesday, Inc.	19,034	492,790
Ryland Group, Inc.	14,214	1,025,256
Saks Incorporated*	42,257	712,453
Scholastic Corp.*	10,842	309,105
Thor Industries, Inc.	10,519	421,496
Timberland Company Cl A*	16,681	542,967
Toll Brothers, Inc.*	35,976	1,246,209
Tupperware Corp.	16,240	363,776
Urban Outfitters, Inc.*	33,550	849,151
Valassis Communication, Inc.*	14,468	420,585
Washington Post Co. Cl B	1,780	1,361,700
Westwood One, Inc.	19,943	325,071
Williams-Sonoma, Inc.*	35,093	1,514,263
		49,991,929
CONSUMER, NON-CYCLICAL (2.2%)
BJ’s Wholesale Club, Inc.*	20,565	607,901
Church & Dwight	19,558	646,001
Dean Foods Co.*	40,925	1,541,235
Energizer Holdings, Inc.*	19,858	988,730
Hormel Foods Corp.	22,192	725,235
J.M. Smucker Co.	17,748	780,912
Lancaster Colony Corp.	7,742	286,841
PepsiAmericas, Inc.	18,687	434,660
Ruddick Corp.	10,583	225,206
Smithfield Foods, Inc.*	30,062	919,897
Tootsie Roll Inds., Inc.	7,648	221,257
Universal Corp.	7,825	339,292
		7,717,167
ENERGY (7.1%)
Cooper Cameron Corp.*	34,283	1,419,316
Denbury Resources, Inc.*	34,830	793,427
ENSCO International, Inc.	46,600	2,066,710
FMC Technologies, Inc.*	20,934	898,487
Forest Oil Corp.*	16,618	757,282

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
ENERGY (Cont’d.)
Grant Prideco, Inc.*	39,092	1,724,739
Hanover Compressor Co.*	27,918	393,923
Helmerich & Payne, Inc.	15,814	979,045
NewField Exploration Company*	38,685	1,936,958
Noble Energy, Inc.	53,182	2,143,235
Overseas Shipholding Group	8,995	453,258
Patterson UTI Energy, Inc.	52,540	1,731,193
Pioneer Natural Resources Co.	39,079	2,003,580
Plains Exploration & Prod. Co.	23,837	947,044
Pogo Producing Co.	18,215	907,289
Pride International, Inc.*	48,174	1,481,351
Quicksilver Resources*	20,321	853,685
Smith International, Inc.	60,927	2,261,001
Tidewater, Inc.	18,391	817,664
Western Gas Resources	17,469	822,615
		25,391,802
FINANCIAL (17.7%)
AMB Property Corp.	25,983	1,277,584
AmerUs Group Co.	11,752	665,986
American Financial Group	14,148	542,010
Americredit Corp.*	41,904	1,074,000
Associated Banc-Corp.	41,493	1,350,597
Astoria Financial Corp.	26,857	789,596
Bank of Hawaii Corp.	15,603	804,179
Berkley (WR) Corp.	34,096	1,623,652
Brown & Brown, Inc.	33,811	1,032,588
Cathay General Bancorp	15,254	548,229
City National Corp.	12,640	915,642
Colonial BancGroup, Inc.	46,883	1,116,753
Commerce Bancorp, Inc. NJ	52,798	1,816,779
Cullen Frost Bankers, Inc.	14,347	770,147
Developers Diversified Realty	33,099	1,556,315
Eaton Vance Corp.	39,690	1,085,918
Edwards (A.G.), Inc.	23,320	1,092,775
Everest RE Group*	18,810	1,887,584
Fidelity National Financial, Inc.	52,760	1,941,040
First American Corp.	29,100	1,318,230
Firstmerit Corp.	25,273	654,823
GATX Corp.	15,386	555,127

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
FINANCIAL (Cont’d.)
Gallagher (Arthur J.) & Co.	28,945	893,822
Greater Bay Bancorp	15,344	393,113
HCC Insurance Holdings, Inc.	32,167	954,717
Hanover Insurance Group	16,326	681,937
Highwoods Properties, Inc.	16,428	467,377
Horace Mann Educators Corp.	13,063	247,674
Hospitality Properties Trust	21,867	876,867
Independence Community Bank	22,443	891,660
Indymac Bancorp, Inc.	19,518	761,592
Investors Financial Services	19,757	727,650
Jefferies Group	15,011	675,195
Labranche & Co.*	18,432	186,348
Legg Mason, Inc.	37,043	4,433,676
Leucadia National	24,975	1,185,314
Liberty Property Trust	26,830	1,149,666
Macerich Co.	18,224	1,223,559
Mack-Cali Realty Corp.	18,818	812,938
Mercantile Bankshares Corp.	24,957	1,408,573
Mercury General Corporation	10,799	628,718
MoneyGram International, Inc.	25,896	675,368
New Plan Excel Realty Trust	31,690	734,574
New York Community Bancorp	72,008	1,189,572
Ohio Casualty Corp.	19,342	547,765
Old Republic International Corp.	55,710	1,462,945
PMI Group, Inc.	27,228	1,118,254
Protective Life Corp.	21,190	927,486
Radian Group, Inc.	25,244	1,479,046
Raymond James Financial, Inc.	17,297	651,578
Rayonier, Inc.	23,062	919,021
Regency Centers Corp.	20,636	1,216,492
SEI Investments	19,310	714,470
SVB Financial Group*	10,790	505,404
StanCorp Financial Group, Inc.	16,594	828,870
TCF Financial	34,566	938,121
Texas Regional Bancshares	12,546	355,052
United Dominion Realty Tr, Inc.	41,710	977,682
Unitrin, Inc.	13,821	622,636
Waddell & Reed Financial, Inc.	25,462	533,938
Washington Federal, Inc.	26,436	607,764

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
FINANCIAL (Cont’d.)
Webster Financial Corp.	16,360	767,284
Weingarten Realty Investors	24,438	924,001
Westamerica Bancorp	9,760	517,963
Wilmington Trust Corp.	20,620	802,324
		63,037,560
HEALTHCARE (10.6%)
Advanced Medical Optics, Inc.*	20,286	847,955
Apria Healthcare Group, Inc.*	15,078	363,531
Barr Pharmaceuticals, Inc.*	32,713	2,037,693
Beckman Coulter, Inc.	18,896	1,075,182
Cephalon, Inc.*	17,662	1,143,438
Charles River Laboratories, Inc.	21,989	931,674
Community Health Systems, Inc.*	26,916	1,031,959
Covance, Inc.*	19,023	923,567
Cytyc Corp.*	34,646	978,057
Dentsply International, Inc.	23,907	1,283,567
Edwards Lifesciences Corp.*	18,162	755,721
Gen-Probe, Inc.*	15,453	753,952
Health Net, Inc.*	34,815	1,794,712
Hillenbrand Industries, Inc.	18,580	918,038
Inamed Corp.*	11,056	969,390
Intuitive Surgical, Inc.*	10,785	1,264,757
Invitrogen Corp.*	16,069	1,070,838
Ivax Corp.*	66,580	2,085,951
Lifepoint Hospitals, Inc.*	17,358	650,925
Lincare Holdings, Inc.*	29,565	1,239,069
Millennium Pharmaceuticals, Inc.	94,392	915,602
Omnicare, Inc.	36,305	2,077,372
Par Pharmaceutical Cos., Inc.*	10,412	326,312
Protein Design Labs BioPharma, Inc.*	34,308	975,033
Perrigo Co.	25,277	376,880
Renal Care Group, Inc.*	20,775	982,865
Schein (Henry), Inc.*	26,502	1,156,547
Sepracor, Inc.*	32,254	1,664,306
Steris Corp.	20,785	520,041
Techne Corp.*	11,819	663,637
Triad Hospitals, Inc.*	26,190	1,027,434
Universal Health Services Cl B	16,593	775,557
VCA Antech, Inc.*	25,130	708,666

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
HEALTHCARE (Cont’d.)
Valeant Pharmaceuticals	28,165	509,223
Varian Medical Systems, Inc.*	39,994	2,013,298
Varian, Inc.*	9,464	376,573
Vertex Pharmaceutical*	30,139	833,946
		38,023,268
INDUSTRIAL (13.8%)
ADESA, Inc.	27,233	665,030
AGCO Corp.*	27,519	455,990
Affymetrix, Inc.*	20,416	974,864
AirTran Holdings, Inc.*	26,700	428,001
Alaska Air Group, Inc.*	10,126	361,701
Alexander & Baldwin, Inc.	13,349	724,050
Alliant TechSystems, Inc.*	11,142	848,686
Ametek, Inc.	21,339	907,761
Banta Corp.	7,291	363,092
C.H. Robinson Worldwide, Inc.	51,967	1,924,338
CNF, Inc.	15,868	886,863
Career Education Corp.*	29,789	1,004,485
Carlisle Companies, Inc.	9,273	641,228
ChoicePoint, Inc.*	27,267	1,213,654
Copart, Inc.*	21,184	488,503
Corinthian Colleges, Inc.*	27,797	327,449
Corporate Executive Board Co.	12,016	1,077,835
Crane Co.	15,162	534,764
DeVry, Inc.*	17,799	355,980
Deluxe Corp.	15,412	464,518
Donaldson Company, Inc.	20,748	659,786
Dun & Bradstreet*	20,185	1,351,588
Dycom Industries, Inc.*	12,207	268,554
Education Management Corp.*	20,339	681,560
Expeditors International, Wash., Inc.	32,421	2,188,742
Fastenal Co.	37,660	1,475,895
Federal Signal Corp.	14,625	219,521
Flowserve Corporation*	16,806	664,845
Graco, Inc.	20,840	760,243
Granite Construction	10,016	359,675
HNI Corporation	16,656	914,914
Harsco Corp.	12,694	856,972
Hubbell, Inc. Cl B	18,450	832,464

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
INDUSTRIAL (Cont’d.)
Hunt (JB) Transport Svcs., Inc.	37,619	851,694
ITT Educational Services, Inc.	11,553	682,898
Jacobs Engineering Group, Inc.	17,689	1,200,552
JetBlue Airways Corp.*	45,867	705,434
Joy Global, Inc.	36,946	1,477,840
Kelly Services, Inc.	5,878	154,121
Kennametal, Inc.	11,721	598,240
Korn/Ferry International*	12,813	239,475
Laureate Education, Inc.*	15,130	794,476
MSC Ind. Direct Co. Cl A	16,401	659,648
Manpower, Inc.	26,554	1,234,761
Martek Biosciences Corp.*	9,643	237,314
Miller (Herman), Inc.	20,994	591,821
Mine Safety Appliances Co.	8,018	290,332
Navigant Consulting Co.*	15,354	337,481
Nordson Corp.	9,929	402,224
Pentair, Inc.	30,764	1,061,973
Precision Castparts Corp.	40,400	2,093,123
Quanta Services, Inc.*	35,878	472,513
Republic Services, Inc.	37,115	1,393,668
Rollins, Inc.	8,931	176,030
SPX, Inc.	20,009	915,812
Sequa Corp. Cl A*	1,947	134,440
Sotheby’s Holdings*	13,632	250,284
Stericycle, Inc.*	13,415	789,875
Swift Transportation Co., Inc.	15,936	323,501
Tecumseh Products Co. Cl A*	5,627	128,915
Teleflex, Inc.	12,313	800,099
The Brink’s Company	17,860	855,673
Thomas & Betts Corp.*	16,102	675,640
Timken Co.	25,298	810,042
Trinity Industries	13,258	584,280
United Rentals*	20,354	476,080
Werner Enterprises, Inc.	15,690	309,093
Yellow Roadway Corp.*	17,660	787,813
		49,380,716
TECHNOLOGY (14.3%)
3Com Corp.*	117,655	423,558
Activision, Inc.*	83,215	1,143,374

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
TECHNOLOGY (Cont’d.)
Acxiom Corp.	23,030	529,690
Adtran, Inc.	20,592	612,406
Advent Software, Inc.*	4,891	141,399
Alliance Data Systems*	20,840	741,904
Amphenol Corp. Cl A	27,023	1,196,038
Anteon International Corp.*	9,949	540,728
Arrow Electronics*	36,353	1,164,387
Atmel Corp.*	129,295	399,522
Avnet, Inc.*	44,365	1,062,098
Avocent Corp.*	14,872	404,370
BISYS Group, Inc.*	36,731	514,601
CDW Corp.	19,088	1,098,896
CSG Systems International, Inc.*	14,778	329,845
Cabot MicroElectronics Corp.*	7,386	216,631
Cadence Design Systems, Inc.*	86,260	1,459,519
Ceridian Corp.*	44,168	1,097,575
Certegy, Inc.	18,882	765,854
CheckFree Corp.*	27,568	1,265,371
Cognizant Tech Solutions*	42,016	2,115,506
CommScope, Inc.*	16,726	336,694
Credence Systems Corp.*	30,229	210,394
Cree , Inc.*	23,073	582,363
Cypress Semiconductor Corp.*	41,156	586,473
DST Systems, Inc.*	19,162	1,147,995
Diebold, Inc.	21,079	801,002
F5 Networks, Inc.*	11,986	685,479
Fair Isaac Corporation	19,879	878,055
Fairchild Semiconductor International*	36,520	617,553
Gartner, Inc.*	17,604	227,092
Harris Corp.	40,673	1,749,346
Henry (Jack) & Associates	22,751	434,089
Imation Corp.	10,429	480,464
Ingram Micro, Inc.*	35,250	702,533
Integrated Device Tech., Inc.*	60,697	799,986
International Rectifier*	21,517	686,392
Intersil Corp. Cl A	46,971	1,168,638
Kemet Corp.*	26,360	186,365
Lam Research Corp.*	41,348	1,475,297
Lattice Semiconductor Corp.*	34,545	149,234

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
TECHNOLOGY (Cont’d.)
MEMC Elect. Materials, Inc.*	50,216	1,113,289
MPS Group, Inc.*	30,755	420,421
Macrovision Corp.*	15,479	258,964
McAfee, Inc.*	51,008	1,383,847
McData Corporation Cl A*	46,513	176,749
Mentor Graphics Corp.*	24,073	248,915
Micrel, Inc.*	19,843	230,179
Microchip Technology, Inc.	63,905	2,054,545
National Instruments Corp.	16,844	539,850
Newport Corp.*	12,144	164,430
Plantronics, Inc.	14,407	407,718
Plexus Corp.*	13,245	301,191
Polycom, Inc.*	28,599	437,565
Powerwave Technologies, Inc.*	33,627	422,691
RF Micro Devices*	57,480	310,967
RSA Security, Inc.*	21,577	242,310
Reynolds & Reynolds Co.	15,550	436,489
SRA International, Inc. Cl A*	11,304	345,224
Sandisk Corp.*	55,979	3,516,601
Semtech Corp.*	22,148	404,422
Silicon Laboratories, Inc.*	13,627	499,566
Sybase, Inc.*	27,700	605,522
Synopsys, Inc.*	43,879	880,213
Tech Data Corp.*	17,168	681,226
Transaction Systems Architects	11,302	325,385
Triquint Semiconductor, Inc.*	42,567	189,423
Utstarcom, Inc.*	31,957	257,573
Vishay Intertechnology, Inc.*	55,980	770,285
Western Digital Corp.*	65,583	1,220,500
Wind River Systems*	22,729	335,707
Zebra Technologies Cl A*	21,390	916,562
		51,227,045
TELECOMMUNICATIONS (0.4%)
Cincinnati Bell, Inc.*	74,848	262,716
Telephone & Data Systems, Inc.	31,199	1,124,100
		1,386,816
UTILITIES (7.4%)
AGL Resources, Inc.	23,610	821,864
Alliant Energy Corp.	35,526	996,149

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
UTILITIES (Cont’d.)
Aqua America, Inc.	39,122	1,067,639
Aquila, Inc.*	113,531	408,712
Black Hills Corp.	10,072	348,592
DPL, Inc.	38,774	1,008,512
Duquesne Light Holdings, Inc.	23,707	386,898
Energy East Corporation	44,908	1,023,902
Equitable Resources, Inc.	36,751	1,348,394
Great Plains Energy, Inc.	22,711	635,000
Hawaiian Electric Inds.	24,614	637,503
IdaCorp, Inc.	12,869	377,062
MDU Resources Group	36,444	1,193,177
NSTAR	32,474	932,004
National Fuel Gas Co.	25,680	800,959
Northeast Utilities	45,628	898,415
OGE Energy Corp.	27,537	737,716
Oneok, Inc.	29,666	790,006
PNM Resources, Inc.	20,907	512,012
Pepco Holdings, Inc.	57,511	1,286,521
Puget Energy, Inc.	35,115	717,048
Questar Corp.	25,929	1,962,824
SCANA Corp.	34,808	1,370,739
Sierra Pacific Resources*	55,769	727,228
Southwestern Energy Co.*	48,712	1,750,709
Vectren Corporation	23,136	628,374
WGL Holdings, Inc.	14,806	445,068
WPS Resources	12,156	672,348
Westar Energy, Inc.	26,374	567,041
Wisconsin Energy Corp.	35,568	1,389,286
		26,441,702

TOTAL COMMON STOCKS (Cost: $274,490,267) 92.8%		331,736,779

*Non-income producing security.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-CAP EQUITY INDEX FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT (0.3%)
U.S. Treasury Bill (a)	3.87	03/30/06	1,000,000	990,128

U.S. GOVERNMENT AGENCIES (6.0%)
Federal Home Loan Bank	3.35	01/03/06	21,430,000	21,426,011

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $22,416,547) 6.3%				22,416,139

TEMPORARY CASH INVESTMENTS** (Cost: $500,000) 0.1%				500,000

TOTAL INVESTMENTS (Cost: $297,406,814) 99.2%				354,652,918

OTHER NET ASSETS0.8%				2,876,414

NET ASSETS 100.0%				$357,529,332

(a)          This security, or a portion thereof, has been segregated to cover initial margin requirements on open futures contracts.

**          The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund’s name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co.  On the next business day, these funds (and earned interest) are automatically returned to the fund.  The annual rate of interest earned on this temporary cash investment at December 30, 2005 was 3.79%.

FUTURES CONTRACTS OUTSTANDING AS OF DECEMBER 31, 2005:

	Expiration Date	Underlying Face Amount at Value	Unrealized Gain(Loss)

Purchased

62 S & P Stock Index Futures Contracts	March 2005	$23,039,200	$(368,000)

Face Value of futures purchased and outstanding as a percentage of total investments in securities:  6.5%

MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
BASIC MATERIALS (4.1%)
Century Aluminum Company*	48,430	1,269,350
Commercial Metals Co.	77,730	2,917,983
Cytec Industries, Inc.	30,730	1,463,670
Georgia Gulf Corp.	13,380	407,020
Glatfelter	60,630	860,340
Longview Fibre Co.	86,330	1,796,527
Lubrizol Corp.	42,220	1,833,615
Oregon Steel Mills, Inc.*	46,990	1,382,446
Steel Dynamics, Inc.	23,960	850,820
U.S. Concrete, Inc.*	34,810	329,999
		13,111,770
CONSUMER, CYCLICAL (10.8%)
A.C.More Arts & Crafts, Inc.*	30,400	442,320
Aaron Rents, Inc.	34,700	731,476
Audiovox Corp. Cl A*	212,272	2,942,090
Crown Holdings, Inc.*	211,400	4,128,641
Gamestop Corp.*	93,221	2,966,292
Guitar Center, Inc.*	14,658	733,047
Hibbett Sporting Goods, Inc.*	71,535	2,037,317
Hot Topic, Inc.*	34,775	495,544
Hudson Highland Group*	69,800	1,211,728
Landry’s Restaurant, Inc.	48,190	1,287,155
Lithia Motors, Inc. Cl A	24,240	762,106
Lone Star Steakhouse	29,730	705,790
Omega Protein Corp.*	75,480	506,471
P.F. Changs China Bistro, Inc.	21,925	1,088,138
Pacific Sunwear of California*	36,500	909,580
Payless Shoesource, Inc.*	48,960	1,228,896
Pinnacle Entertainment, Inc.*	57,842	1,429,276
Red Robin Gourmet Burgers*	20,878	1,063,943
Sunopta*	67,670	355,944
Sunterra Corporation*	113,490	1,613,828
The Bombay Company, Inc.*	323,880	958,685
The Warnaco Group, Inc.*	73,432	1,962,103
Wild Oaks Markets, Inc.*	128,505	1,552,340
Winnebago Industries, Inc.	23,930	796,390
Wolverine World Wide, Inc.	134,399	3,018,602
		34,927,702

MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
CONSUMER, NON-CYCLICAL (3.1%)
Alkermes, Inc.*	44,240	845,869
Chiquita Brands International, Inc.	80,200	1,604,802
Conmed Corp.*	40,110	949,003
Hologic, Inc.*	20,000	758,400
Longs Drug Stores Corp.	65,960	2,400,283
MGI Pharma, Inc.*	72,780	1,248,905
Serologicals Corp.*	65,813	1,299,149
Sovran Self-Storage, Inc.	8,125	381,631
Walter Industries, Inc.	7,840	389,805
		9,877,847
ENERGY (7.0%)
CNX Gas Corp.*	67,070	1,391,703
Crosstex Energy, Inc.	11,400	718,884
Denbury Resources, Inc.*	50,216	1,143,920
Holly Corp.	26,820	1,578,893
NS Group, Inc.*	112,235	4,692,545
Range Resources Corp.	216,270	5,696,551
Todco Cl A	63,890	2,431,653
Unisource Energy Corp.	61,390	1,915,368
Whittier Energy*	302,200	3,173,100
		22,742,617
FINANCIAL (23.5%)
Acadia Realty Trust	36,170	725,209
American Home Mortgage Investment Corp.	28,040	913,263
Amli Residential Properties	14,880	566,184
Argonaut Group, Inc.*	30,765	1,008,169
Assured Guaranty Co.*	84,590	2,147,740
Bank Mutual Corp.	142,970	1,515,482
BankAtlantic Bancorp, Inc. Cl A	157,840	2,209,760
Banner Corporation	30,430	949,416
Boykin Lodging Company*	30,090	367,700
Brookline Bankcorp	161,240	2,284,771
Ceres Group, Inc.*	49,010	253,382
Choice Hotels International, Inc.	43,580	1,819,901
Columbia Banking System	38,985	1,113,022
Conseco, Inc.*	77,770	1,801,931
ECC Capital Corp.	182,800	413,128
Equity Inns, Inc.	162,290	2,199,030
First Financial Holdings, Inc.	29,920	919,142

MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
FINANCIAL (Cont’d.)
First Niagara Financial Group	140,480	2,032,746
First State Bank Corporation	107,700	2,583,723
Getty Realty Corp.	24,261	637,822
Highwoods Properties, Inc.	51,170	1,455,787
IShares Russell 200 Growth	31,300	2,180,045
IShares Russell 200 Growth*	24,390	1,627,301
IShares Russell Micropac	30,900	1,580,535
Iberia Bank Corp.	7,212	367,884
JER Investors Trust, Inc.	39,040	661,728
Jackson Hewitt Tax Service	13,450	372,700
KNBT Bancorp, Inc.	110,800	1,804,932
Knight Capital Group Inc.*	44,730	442,380
La Salle Hotel Properties	39,175	1,438,506
LandAmerica Financial Group	34,770	2,169,648
Lazard, Ltd. Cl A*	23,700	756,030
MAF Bancorp	50,620	2,094,655
Max Re Capital, Ltd.*	30,545	793,254
Medical Properties Trust, Inc.	176,180	1,723,040
Mid-America Apt. Communities	28,390	1,376,915
MoneyGram International, Inc.	43,675	1,139,044
NASDAQ Stock Market, Inc.*	21,300	749,334
National Financial Partners	35,370	1,858,694
NewAlliance Bankshare	147,590	2,145,959
PHH Corp.*	77,810	2,180,236
Pennsylvania REIT	28,700	1,072,232
Placer Sierra Banschares	52,140	1,444,799
Platinum Underwriters Holdings*	35,440	1,101,121
PrivateBancorp, Inc.	40,447	1,438,700
Provident Financial Services	118,590	2,195,101
Santander Bancorp	45,565	1,144,593
Sterling Financial Corp.	90,076	2,250,098
Stewart Information Services	25,300	1,231,351
Summit Bancshares, Inc. (TX)	55,305	994,384
Sws Group, Inc.	54,270	1,136,414
Taberna Realty Fin. Trust	178,600	2,143,200
Texas Regional Bancshares	49,417	1,398,501
Tower Group, Inc.	41,870	920,303
Vintage Wine Trust, Inc.	189,970	1,899,700
		75,750,625

MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
HEALTHCARE (7.2%)
Adolor Corporation*	23,300	340,180
Advanced Medical Optics, Inc.*	48,714	2,036,244
Amedisys, Inc.*	30,390	1,283,674
Amylin Pharmaceuticals, Inc.*	36,753	1,467,180
Arthrocare Corp.*	12,400	522,536
CV Therapeutics, Inc.*	42,768	1,057,653
Caliper Life Sciences, Inc.*	124,928	734,577
Conceptus, Inc.*	25,300	319,286
DJ Orthopedics, Inc.*	29,805	822,022
Digene Corp.*	60,240	1,757,201
Genesis HealthCare Corp.*	20,450	746,834
Human Genome Sciences, Inc.*	85,150	728,884
Inspire Pharmaceuticals, Inc.*	65,280	331,622
Intuitive Surgical, Inc.*	4,900	574,623
Keryx Biopharmaceuticals, Inc.	24,800	363,072
Kyphon, Inc.*	12,600	514,458
Myogen, Inc.*	24,666	742,447
Nuvasive, Inc.*	30,900	559,290
Psychiatric Solutions*	12,300	722,502
Senomyx, Inc.*	24,600	298,152
Steris Corp.	29,345	734,212
Theravance, Inc.*	34,045	766,693
Thoratec Corp.*	31,100	643,459
United Surgical Partners, Inc.	38,602	1,241,054
Valeant Pharmaceuticals	25,371	458,708
Ventana Medical Systems, Inc.*	52,252	2,212,871
Viasys Healthcare, Inc.*	44,205	1,136,069
		23,115,503
INDUSTRIAL (21.0%)
Actuant Corp. Cl A	29,950	1,671,210
Acuity brands, Inc.	22,080	702,144
Agnico-Eagle Mines, Ltd.	92,833	1,834,380
Apogee Enterprises, Inc.	153,220	2,485,228
Aspect Medical Systems, Inc.*	15,170	521,090
Baker (Michael) Corp.*	25,360	647,948
Benchmark Electronics*	65,158	2,191,264
Cal Dive International, Inc.*	59,290	2,127,918
Champion Enterprises, Inc.*	282,465	3,847,172
Conexant Systems, Inc.*	284,220	642,337

MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
INDUSTRIAL (Cont’d.)
Curtis Wright Corp. Cl B	34,515	1,884,519
Cymer, Inc.*	23,860	847,269
Diagnostic Products Corp.	14,620	709,801
Eagle Materials, Inc.	5,925	724,983
EastGroup Properties, Inc.	9,200	415,472
Eclipsys Corp.*	43,575	824,875
Filenet Corp.*	13,600	351,560
Frozen Foods Express Ind.*	94,091	1,037,824
Gardner Denver Machinery*	46,420	2,288,506
General Cable Corp.*	110,460	2,176,062
Genesee & Wyoming, Inc. Cl A*	36,545	1,372,265
Genesis Microchip Corp.*	62,902	1,137,897
Granite Construction	20,374	731,630
HUB Group, Inc. Cl A*	36,980	1,307,243
Harmonic, Inc.*	73,075	354,414
Healthcare Services Group	39,600	820,116
Hydril Company*	24,585	1,539,021
Kennametal, Inc.	50,140	2,559,146
Kirby Corp.*	46,244	2,412,548
Komag, Inc.*	22,380	775,691
Labor Ready, Inc.*	30,624	637,592
Landstar System, Inc.	49,652	2,072,474
Lincoln Electric Holdings	38,405	1,523,142
Marinemax, Inc.*	25,400	801,878
Matrix Service Co.*	8,310	81,770
Moog, Inc. Cl A*	25,600	726,528
RailAmerica, Inc.*	261,010	2,868,500
Regal-Beloit Corp.	79,615	2,818,371
Shaw Group, Inc.*	110,408	3,211,769
Siligan Holdings, Inc.	89,000	3,214,680
Texas Industries, Inc.	30,850	1,537,564
Trico Marine Services, Inc.*	42,020	1,092,520
Trinity Industries	69,910	3,080,934
Universal Forest Products	40,970	2,263,593
Werner Enterprises, Inc.	48,100	947,570
		67,820,418
TECHNOLOGY (14.8%)
3Com Corp.*	117,030	421,308
Activision, Inc.*	78,700	1,081,338

MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
TECHNOLOGY (Cont’d.)
Adtran, Inc.	18,450	548,703
Akami Technologies*	35,700	711,501
Andrew Corp.*	61,220	656,891
Anixter International, Inc.	43,710	1,709,935
Ansys, Inc.*	17,750	757,748
Arris Group, Inc.*	52,400	496,228
Aspen Technology, Inc.*	96,200	755,170
Avocent Corp.*	29,400	799,386
BearingPoint, Inc.*	55,250	434,265
Centillium Communications, Inc.	75,884	265,594
Checkpoint Systems*	28,670	706,716
Computer Programs & Systems	21,250	880,388
Credence Systems Corp.*	58,140	404,654
Digital Insight Corporation*	24,700	790,894
Digitas*	33,575	420,359
Electronics For Imaging, Inc.*	50,710	1,349,393
Entegris, Inc.*	37,600	354,192
Fairchild Semiconductor International*	25,620	433,234
Hutchinson Tech*	31,600	899,020
IXYS Corporation*	25,018	292,460
Imation Corp.	28,280	1,302,860
Informatica Corp.*	46,900	562,800
Integrated Device Tech., Inc.*	81,027	1,067,936
Intrado, Inc.*	9,500	218,690
Lecroy Corp.*	80,615	1,232,603
Lexer Media, Inc.*	127,400	1,045,954
Lojack Corporation*	25,883	624,557
Medics Pharmaceutical Corp.	80,605	2,583,390
Microsemi Corp.*	93,950	2,598,656
Neustar, Inc. Cl A*	25,100	765,299
Palm, Inc.*	34,610	1,100,598
Parametric Technology Corp.*	171,796	1,047,956
Perot Systems Corp. Cl A*	46,290	654,541
Powerwave Technologies, Inc.*	32,560	409,279
Quest Software, Inc.*	29,300	427,487
RF Micro Devices*	162,450	878,855
Red Hat, Inc.*	45,150	1,229,886
SPSS, Inc.*	32,650	1,009,865
Secure Computing Corp.*	134,900	1,653,873

MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
TECHNOLOGY (Cont’d.)
Sigmatel, Inc.*	16,020	209,862
Skyworks Solutions, Inc.*	242,620	1,234,936
Sonosite, Inc.*	32,910	1,152,179
Tibco Software, Inc.*	121,300	906,111
ValueClick , Inc.*	78,800	1,427,068
Varian Semiconductor Equip.*	39,640	1,741,385
Viasat, Inc.*	62,654	1,674,741
Wabtech	81,190	2,184,011
Websense, Inc.*	14,627	960,116
aQuantive, Inc.*	33,989	857,882
		47,932,753
TELECOMMUNICATIONS (1.1%)
CT Communications, Inc.	41,950	509,273
Tekelec*	127,465	1,771,763
Valor Communications Group	96,320	1,098,048
		3,379,084
UTILITIES (2.4%)
Avista Corp.	41,150	728,767
EPIQ Systems, Inc.*	27,110	502,619
PNM Resources, Inc.	97,090	2,377,733
Sierra Pacific Resources*	147,140	1,918,706
Southwestern Energy Co.*	17,624	633,407
Westar Energy, Inc.	71,140	1,529,510
		7,690,742

TOTAL COMMON STOCKS (Cost: $266,343,779) 95.0%		306,349,061

*Non-income producing security.

MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE EQUITY FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
PREFERRED STOCKS:
FINANCIAL (0.4%)
Quanta Capital Holdings	48,020	1,200,500

TOTAL PREFERRED STOCKS (Cost: $1,200,500) 0.4%		1,200,500

			Face
	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
FINANCIAL (0.6%)
GSC Capital Corp.	7.25	07/15/10	1,890,000	1,890,000

TOTAL LONG-TERM DEBT SECURITIES (Cost: $1,890,000) 0.6%				1,890,000

			Face
	Rate(%)	Maturity	Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (3.7%)
Federal Home Loan Bank	3.35	01/03/06	5,600,000	5,598,958
Federal National Mortgage Association	3.25	01/03/06	6,420,000	6,418,840
				12,017,798

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $12,017,798) 3.7%				12,017,798

TEMPORARY CASH INVESTMENTS** (Cost: $14,300) 0.0% (1)				14,300

TOTAL INVESTMENTS (Cost: $281,466,377) 99.7%				321,471,659

OTHER NET ASSETS0.3%				1,046,762

NET ASSETS 100.0%				$322,518,421

(1) Less than 0.05%.

**The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund’s name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co.  On the next business day, these funds (and earned interest) are automatically returned to the fund.  The annual rate of interest earned on this temporary cash investment at December 30, 2005 was 3.79%.

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
BASIC MATERIALS (1.6%)
Dow Chemical Co.	30,726	1,346,413
Phelps Dodge Corp.	12,082	1,738,237
Vulcan Materials Co.	11,316	766,660
		3,851,310
CONSUMER, CYCLICAL (7.0%)
Best Buy Co., Inc.	37,080	1,612,238
Carnival Corp.	20,349	1,088,061
Home Depot, Inc.	34,958	1,415,100
Johnson Controls, Inc.	13,369	974,734
Kohl’s Corp.*	38,674	1,879,556
Lowe’s Companies, Inc.	15,130	1,008,566
Omnicom Group, Inc.	19,656	1,673,315
Penney (J.C.) Co., Inc.	28,780	1,600,168
Starwood Hotels & Resorts	24,465	1,562,335
Target Corp.	34,468	1,894,706
Time Warner, Inc.	83,488	1,456,031
		16,164,810
CONSUMER, NON-CYCLICAL (5.1%)
CVS Corp.	28,517	753,419
Colgate-Palmolive Co.	19,449	1,066,778
General Mills, Inc.	12,950	638,694
Hershey Food Corp.	18,136	1,002,014
PepsiCo, Inc.	31,469	1,859,189
Proctor & Gamble Co.	63,135	3,654,254
Safeway, Inc.	37,381	884,434
Wal-Mart Stores, Inc.	40,636	1,901,765
		11,760,547
ENERGY (5.7%)
Devon Energy Corp.	29,865	1,867,757
Exxon Mobil Corp.	77,545	4,355,702
Halliburton Co.	40,146	2,487,446
Transocean, Inc.*	33,754	2,352,316
Valero Energy Corp.	41,570	2,145,012
		13,208,233
FINANCIAL (12.3%)
Allstate Corp.	18,141	980,884
American International Group, Inc.	31,935	2,178,925
Bank of America Corp.	75,497	3,484,186
Bear Stearns Cos., Inc.	14,049	1,623,081

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
FINANCIAL (Cont’d.)
Capital One Financial Corp.	19,029	1,644,106
Citigroup, Inc.	87,866	4,264,137
Golden West Financial Corp.	15,476	1,021,416
Goldman Sachs Group, Inc.	8,050	1,028,066
Hartford Financial Services Group, Inc.	13,143	1,128,852
Merrill Lynch & Co., Inc.	34,304	2,323,410
Morgan Stanley	14,471	821,085
North Fork Bancorp, Inc.	64,374	1,761,273
Safeco Corp.	18,588	1,050,222
Wachovia Corp.	41,626	2,200,350
Wells Fargo & Company	48,527	3,048,951
		28,558,944
HEALTHCARE (6.8%)
Abbott Laboratories	38,212	1,506,699
Aetna, Inc.	17,932	1,691,167
Amgen, Inc.*	30,590	2,412,327
Caremark Rx, Inc.*	12,211	632,408
Genzyme Corp. (Genl. Div.)*	11,181	791,391
HCA, Inc.	16,287	822,494
Humana, Inc.*	7,016	381,179
Johnson & Johnson	50,256	3,020,385
Medimmune, Inc.*	7,680	268,954
Pfizer, Inc.	88,291	2,058,946
St. Jude Medical, Inc.*	5,670	284,634
Wyeth	42,439	1,955,165
		15,825,749
INDUSTRIAL (6.7%)
Boeing Co.	21,491	1,509,528
Caterpillar, Inc.	22,991	1,328,190
Fluor Corp.	18,181	1,404,664
General Electric Co.	154,256	5,406,672
ITT Industries, Inc.	12,182	1,252,553
Tyco International, Ltd.	35,660	1,029,148
United Parcel Service Cl B	17,900	1,345,185
United Technologies Corp.	42,494	2,375,840
		15,651,780
TECHNOLOGY (9.1%)
Andrew Corp.*	42,284	453,707
Broadcom Corp. Cl A*	31,851	1,501,775

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
TECHNOLOGY (Cont’d.)
Cisco Systems, Inc.*	74,523	1,275,834
Corning, Inc.*	43,179	848,899
Dell, Inc.*	56,008	1,679,680
EMC Corp.*	72,450	986,769
Freescale Semiconductor Cl A*	32,973	829,930
IBM Corp.	19,251	1,582,432
Intel Corp.	85,829	2,142,292
KLA Tencor Corp.	16,939	835,601
Maxim Integrated Products, Inc.	22,794	826,055
Microsoft Corp.	126,920	3,318,957
Motorola, Inc.	30,254	683,438
Oracle Corp.*	106,467	1,299,962
Qualcomm, Inc.	28,974	1,248,200
Texas Instruments, Inc.	48,738	1,563,028
		21,076,559
TELECOMMUNICATIONS (1.5%)
BellSouth Corp.	37,297	1,010,749
Sprint Nextel Corp.	58,532	1,367,308
Verizon Communications	40,269	1,212,902
		3,590,959
UTILITIES (2.3%)
Constellation Energy Group	10,868	625,997
Dominion Resources, Inc.	17,984	1,388,365
Exelon Corp.	33,829	1,797,673
FirstEnergy Corp.	13,427	657,789
Sempra Energy	19,352	867,744
		5,337,568

TOTAL COMMON STOCKS (Cost: $126,765,449) 58.1%		135,026,459

* Non-income producing security.

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

				Face
	Rating*	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (1.6%)
U.S. Treasury Note	AAA	3.88	02/15/13	500,000	484,629
U.S. Treasury Strip	AAA	0.00	08/15/21	7,000,000	3,388,168
					3,872,797
U.S. GOVERNMENT AGENCIES (17.0%)
MORTGAGE-BACKED OBLIGATIONS (14.9%)
FHLMC	AAA	8.00	07/15/06	3,228	3,223
FHLMC	AAA	5.00	06/15/17	4,000,000	3,987,896
FHLMC	AAA	4.00	10/15/26	1,800,000	1,737,232
FNMA	AAA	8.00	03/01/31	51,513	55,026
FNMA	AAA	7.50	06/01/31	56,535	59,249
FNMA	AAA	7.00	09/01/31	83,140	86,790
FNMA	AAA	7.00	11/01/31	145,618	152,010
FNMA	AAA	7.50	02/01/32	51,169	53,606
FNMA	AAA	6.00	03/01/32	88,000	89,037
FNMA	AAA	6.50	04/01/32	207,735	213,496
FNMA	AAA	6.00	04/01/32	206,713	209,030
FNMA	AAA	6.00	04/01/32	178,437	180,437
FNMA	AAA	7.00	04/01/32	78,521	81,941
FNMA	AAA	7.50	04/01/32	71,020	74,394
FNMA	AAA	8.00	04/01/32	21,384	22,838
FNMA	AAA	8.00	04/01/32	20,525	21,923
FNMA	AAA	6.00	05/01/32	196,975	199,183
FNMA	AAA	6.50	05/01/32	234,583	241,088
FNMA	AAA	6.50	05/01/32	230,219	236,603
FNMA	AAA	7.50	06/01/32	65,058	68,149
FNMA	AAA	7.00	06/01/32	38,327	39,996
FNMA	AAA	6.50	07/01/32	93,812	96,414
FNMA	AAA	6.00	04/01/33	630,069	637,132
FNMA	AAA	6.00	05/01/33	299,235	302,359
FNMA	AAA	5.00	06/01/33	1,209,931	1,176,562
FNMA	AAA	5.50	07/01/33	839,919	833,760
FNMA	AAA	5.50	09/01/33	729,315	723,967
FNMA	AAA	5.50	10/01/33	1,056,609	1,048,860
FNMA	AAA	5.00	11/01/33	1,664,376	1,618,474
FNMA	AAA	5.00	03/01/34	358,295	348,414
FNMA	AAA	5.50	03/01/34	281,454	279,390
FNMA	AAA	5.00	04/01/34	415,387	403,296
FNMA	AAA	5.50	05/01/34	1,955,845	1,938,565

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

				Face
	Rating*	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (Cont’d.)
MORTGAGE-BACKED OBLIGATIONS (Cont’d.)
FNMA	AAA	4.50	06/01/34	658,585	621,655
FNMA	AAA	6.00	06/01/34	424,859	428,876
FNMA	AAA	5.50	07/01/34	766,358	759,587
FNMA	AAA	6.50	07/01/34	323,658	332,044
FNMA	AAA	6.00	09/01/34	222,817	224,923
FNMA	AAA	5.50	09/01/34	615,706	610,266
FNMA	AAA	5.50	10/01/34	409,165	405,550
FNMA	AAA	6.00	10/01/34	383,684	387,312
FNMA	AAA	6.00	11/01/34	480,379	484,921
FNMA	AAA	5.50	02/01/35	511,031	506,516
FNMA	AAA	5.12	02/01/35	433,577	429,423
FNMA	AAA	5.50	04/01/35	600,378	594,625
FNMA	AAA	5.00	04/01/35	750,455	727,159
FNMA	AAA	5.50	08/01/35	241,732	239,415
FNMA	AAA	5.00	09/01/35	496,043	480,645
FNMA	AAA	5.00	10/25/15	1,000,000	997,281
FNMA	AAA	6.50	09/01/16	75,848	78,028
FNMA	AAA	6.00	03/01/17	47,845	48,908
FNMA	AAA	6.50	03/01/17	115,222	118,383
FNMA	AAA	5.50	04/01/17	110,865	111,631
FNMA	AAA	5.50	05/01/17	90,171	90,794
FNMA	AAA	6.50	05/01/17	70,403	72,334
FNMA	AAA	5.50	05/01/17	56,202	56,591
FNMA	AAA	6.50	06/01/17	105,566	108,462
FNMA	AAA	5.50	06/01/17	53,529	53,899
FNMA	AAA	5.00	04/01/18	1,414,456	1,401,355
FNMA	AAA	4.50	05/01/18	672,164	655,573
FNMA	AAA	5.00	09/01/18	701,560	695,062
FNMA	AAA	4.50	12/01/18	562,237	548,359
FNMA	AAA	4.50	02/01/19	276,790	269,750
FNMA	AAA	4.50	05/01/19	641,278	624,969
FNMA	AAA	4.00	05/01/19	365,393	349,330
FNMA	AAA	4.50	06/01/19	444,555	433,249
GNMA (1)	AAA	6.50	04/15/31	30,303	31,672
GNMA (1)	AAA	7.00	05/15/31	25,978	27,275
GNMA (1)	AAA	7.00	09/15/31	34,024	35,722
GNMA (1)	AAA	7.00	09/15/31	8,133	8,539

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

				Face
	Rating*	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (Cont’d.)
MORTGAGE-BACKED OBLIGATIONS (Cont’d.)
GNMA (1)	AAA	6.50	10/15/31	37,892	39,605
GNMA (1)	AAA	6.50	12/15/31	29,853	31,202
GNMA (1)	AAA	6.50	05/15/32	41,740	43,615
GNMA (1)	AAA	7.00	05/15/32	29,919	31,410
GNMA (1)	AAA	6.27	10/16/27	3,000,000	3,177,471
					34,593,726
NON-MORTGAGE-BACKED OBLIGATION (2.1%)
FHLMC	AAA	4.50	01/15/13	3,500,000	3,437,980
FNMA	AAA	3.25	02/15/09	500,000	478,906
FNMA	AAA	4.13	04/15/14	1,000,000	953,592
					4,870,478
BASIC MATERIALS (2.4%)
International Paper Co.	BBB	4.25	01/15/09	500,000	485,263
Lyondell Chemical Co.	BB-	10.25	11/01/10	500,000	550,000
Monsanto Co.	A-	4.00	05/15/08	500,000	489,267
PolyOne Corp.	B+	7.50	12/15/15	1,000,000	912,500
Praxair, Inc.	A-	6.90	11/01/06	2,500,000	2,538,897
Worthington Industries, Inc.	BBB	6.70	12/01/09	500,000	528,976
					5,504,903
CONSUMER, CYCLICAL (2.7%)
Belo Corporation	BBB	8.00	11/01/08	500,000	531,147
Coors Brewing Co.	BBB	6.38	05/15/12	500,000	529,840
Cox Communications, Inc. Cl A	BBB-	3.88	10/01/08	500,000	481,848
Daimlerchrysler	BBB	4.05	06/04/08	250,000	243,374
Dow Jones & Co.	A-	3.88	02/15/08	250,000	245,069
Fruit of the Loom (2)	NR	7.00	03/15/11	525,420	49,185
Fruit of the Loom (2)	NR	7.38	11/15/23	138,068	14
Kellwood, Co.	BB	7.88	07/15/09	750,000	744,226
May Dept Stores Co.	BBB	4.80	07/15/09	500,000	493,027
Newell Rubbermaid	BBB+	4.63	12/15/09	500,000	488,922
Pulte Homes, Inc.	BBB-	4.88	07/15/09	250,000	244,897
Quebecor World, Inc.	BB	4.88	11/15/08	500,000	474,977
Scholastic Corp.	BBB-	5.00	04/15/13	500,000	460,037
Stanley Works	A	3.50	11/01/07	250,000	244,043
Target Corp.	A+	5.38	06/15/09	1,000,000	1,014,726
					6,245,332

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

				Face
	Rating*	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
CONSUMER, NON-CYCLICAL (1.1%)
Coca-Cola Enterprises	A	2.50	09/15/06	500,000	491,353
General Mills, Inc.	BBB+	2.63	10/24/06	500,000	489,618
Kellogg Co.	BBB+	2.88	06/01/08	500,000	476,383
Wal-Mart Stores, Inc.	AA	6.88	08/10/09	1,000,000	1,064,277
					2,521,631
ENERGY (0.5%)
Anadarko Petroleum	BBB+	3.25	05/01/08	500,000	481,511
Cooper Cameron Corp.	BBB+	2.65	04/15/07	250,000	241,716
Ocean Energy, Inc.	BBB	4.38	10/01/07	500,000	494,332
					1,217,559
FINANCIAL (8.8%)
American Express Credit Corp.	A+	3.00	05/16/08	250,000	239,590
American Honda Finance	A+	3.85	11/06/08	500,000	486,472
Bank of America Corp.	AA-	4.75	10/15/06	500,000	499,834
Bear Stearns Cos., Inc.	A	3.00	03/30/06	500,000	498,056
Berkley (WR) Corp.	BBB+	8.70	01/01/22	1,500,000	1,836,984
Berkshire Hathaway Financial	AAA	4.20	12/15/10	500,000	484,064
Brandywine Realty Trust	BBB-	4.50	11/01/09	500,000	481,670
CIT Group, Inc.	A	2.88	09/29/06	500,000	493,056
Capital One Bank	BBB	5.75	09/15/10	250,000	255,962
CenterPoint PPTS	BBB	5.25	07/15/11	500,000	494,335
Colonial Realty LP	BBB-	4.80	04/01/11	250,000	241,307
Deere Capital Corp.	A-	3.90	01/15/08	500,000	490,209
Developers Divers Rlty	BBB	5.00	05/03/10	250,000	246,318
First Horizon Mortgage Trust	AAA	5.00	06/25/33	1,200,785	1,192,240
Fairfax Financial Holdings	BB	8.25	10/01/15	500,000	459,373
First Tennessee National Bank	BBB+	4.50	05/15/13	1,500,000	1,431,175
FleetBoston Financial Group	AA-	3.85	02/15/08	250,000	245,063
Ford Motor Credit Co.	BB+	7.38	10/28/09	1,000,000	886,886
GE Capital Corp.	AAA	5.45	01/15/13	2,000,000	2,048,676
General Motor Acceptance Corp.	BB	0.00	12/01/12	2,500,000	1,422,360
Goldman Sachs Group, Inc.	A+	3.88	01/15/09	500,000	485,378
JP Morgan Chase Bank	A+	5.63	08/15/06	500,000	502,143
Lehman Brothers Holdings	A+	4.00	01/22/08	500,000	491,719
Markel Corp.	BBB-	6.80	02/15/13	250,000	262,953
Markel Corp.	BBB-	7.00	05/15/08	250,000	259,199
National City Bank	A+	3.38	10/15/07	500,000	486,912
National Rural Utilities Coop. Finance Corp.	A+	3.88	02/15/08	250,000	244,616

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

				Face
	Rating*	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
FINANCIAL (Cont’d.)
Northern Trust Co.	AA-	2.88	12/15/06	1,000,000	980,795
Roslyn Bancorp, Inc.	BBB-	7.50	12/01/08	250,000	265,060
SLM Corp.	A	4.00	01/15/09	500,000	486,567
Shurgard Storage Centers, Inc.	BBB-	7.75	02/22/11	250,000	273,802
Textron Finance Corp.	A-	2.69	10/03/06	500,000	492,454
Union Planters Bank	A+	5.13	06/15/07	500,000	501,320
Wells Fargo & Company	AA-	3.50	04/04/08	250,000	242,920
					20,409,468
HEALTHCARE (0.4%)
UnitedHealth Group	A	3.38	08/15/07	500,000	488,665
Wyeth	A	5.50	03/15/13	500,000	506,884
					995,549
INDUSTRIAL (1.9%)
Bunge, Ltd.	BBB	5.35	04/15/14	500,000	494,547
Comcast Cable Communications	BBB+	6.20	11/15/08	500,000	513,268
Deluxe Corp.	BBB+	3.50	10/01/07	500,000	476,970
Donnelley R.R. & Sons	A-	4.95	04/01/14	500,000	466,833
Lafarge Corp.	BBB	6.50	07/15/08	250,000	257,476
Seariver Maritime	AAA	0.00	09/01/12	3,000,000	2,174,244
					4,383,338
TECHNOLOGY (0.7%)
Arrow Electronics	BBB-	6.88	06/01/18	500,000	531,101
Hewlett-Packard Co.	A-	5.75	12/15/06	500,000	504,180
IBM Corp.	A+	4.88	10/01/06	500,000	500,411
					1,535,692
TELECOMMUNICATIONS (0.4%)
Nextel Communications, Inc.	A-	5.25	01/15/10	500,000	499,376
Verizon Global	A+	4.00	01/15/08	500,000	490,371
					989,747
UTILITIES (0.8%)
Kinder Morgan	BBB	5.15	03/01/15	500,000	485,756
Pepco Holdings, Inc.	BBB	4.00	05/15/10	500,000	474,827
Telecom de Puerto Rico	BBB+	6.80	05/15/09	500,000	519,546
Virginia Electric & Power Co.	BBB	4.50	12/15/10	500,000	487,510
					1,967,639
TOTAL LONG-TERM DEBT SECURITIES (Cost: $91,479,984) 38.3%					89,107,859

* Ratings as per Standard & Poor’s Corporation.

MUTUAL OF AMERICA INVESTMENT CORPORATION (COMPOSITE FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

			Face
	Rate(%)	Maturity	Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (3.2%)
Federal Home Loan Bank	3.35	01/03/06	7,300,000	7,298,641

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $7,298,641) 3.2%				7,298,641

TEMPORARY CASH INVESTMENTS** (Cost: $12,100) 0.0% (3)				12,100

TOTAL INVESTMENTS (Cost: $225,556,174) 99.6%				231,445,059

OTHER NET ASSETS0.4%				920,324

NET ASSETS 100.0%				$232,365,383

Abbreviations:	FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association
NR = Issue not rated by S&P/Moody’s

(1)  U.S. Government guaranteed security.

(2)  Issuer has filed for Chapter XI bankruptcy law (or equivalent) protection; issue is non-income producing and carried at fair value.

(3)  Less than 0.05%.

**The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund’s name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co.  On the next business day, these funds (and earned interest) are automatically returned to the fund.  The annual rate of interest earned on this temporary cash investment at December 31, 2005 was 3.79%.

The total value of investments not rated or below-investment grade as a percentage of the Fund’s total investments as

December 30, 2005 is 2.4%.

MUTUAL OF AMERICA INVESTMENT CORPORATION (CONSERVATIVE ALLOCATION FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Bond Fund (30.1%)	2,678,058	3,364,217
Mid-Term Bond Fund (30.1%)	3,651,775	3,363,792
Equity Index Fund (24.7%)	1,290,064	2,759,932
Short Term Bond Fund (15.1%)	1,657,930	1,682,805

TOTAL INVESTMENTS (Cost: $11,348,079) 100.0%		11,170,746

OTHER NET ASSETS0.0%		—

NET ASSETS 100.0%		$11,170,746

MUTUAL OF AMERICA INVESTMENT CORPORATION (MODERATE ALLOCATION FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Equity Index Fund (34.7%)	9,127,120	19,526,342
Bond Fund (30.2%)	13,532,946	17,000,290
Mid-Term Bond Fund (20.2%)	12,302,183	11,332,021
Mid-Cap Equity Index Fund (14.9%)	5,471,830	8,385,273

TOTAL INVESTMENTS (Cost: $56,074,048) 100.0%		$56,243,926

OTHER NET ASSETS0.0%		—

NET ASSETS 100.0%		$56,243,926

MUTUAL OF AMERICA INVESTMENT CORPORATION (AGGRESSIVE ALLOCATION FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Shares	Value($)
COMMON STOCKS:
DIVERSIFIED MUTUAL FUNDS (100.0%)
Mutual of America Investment Corporation
Equity Index Fund (44.8%)	9,952,466	21,292,066
Bond Fund (25.3%)	9,563,026	12,013,217
Mid-Cap Equity Index Fund (19.9%)	6,187,839	9,482,517
Aggressive Equity Fund (10.0%)	2,585,976	4,751,458

TOTAL INVESTMENTS (Cost: $46,283,410) 100.0%		$47,539,258

OTHER NET ASSETS0.0%		—

NET ASSETS 100.0%		$47,539,258

MUTUAL OF AMERICA INVESTMENT CORPORATION (MONEY MARKET FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES
DISCOUNT NOTES (38.0%)
FHLMC	AAA	4.03	01/03/06	4,215,000	4,213,577
FHLMC	AAA	4.05	01/03/06	3,655,000	3,653,761
FHLMC	AAA	4.02	01/03/06	806,000	805,728
FHLMC	AAA	4.13	01/03/06	667,000	666,770
FHLMC	AAA	4.09	01/09/06	161,000	160,835
FHLMC	AAA	4.11	01/10/06	3,320,000	3,316,218
FHLMC	AAA	4.18	01/24/06	265,000	264,259
FHLMC	AAA	4.20	02/01/06	2,772,000	2,761,616
FHLMC	AAA	4.20	02/01/06	1,826,000	1,819,164
FHLMC	AAA	4.25	02/06/06	806,000	802,471
FHLMC	AAA	4.25	02/07/06	2,600,000	2,588,313
FNMA	AAA	4.03	01/04/06	10,705,000	10,700,180
FNMA	AAA	4.04	01/04/06	1,415,000	1,414,361
FNMA	AAA	4.09	01/11/06	1,450,000	1,448,181
FNMA	AAA	4.20	01/25/06	1,000,000	997,075
FNMA	AAA	4.22	01/26/06	250,000	249,236
FNMA	AAA	4.25	02/01/06	305,000	303,845
FNMA	AAA	4.23	02/02/06	2,682,000	2,671,572
FNMA	AAA	4.20	02/02/06	1,496,000	1,490,223
FNMA	AAA	4.23	02/24/06	2,300,000	2,285,135
FNMA	AAA	4.23	03/01/06	3,357,000	3,332,939
FNMA	AAA	4.27	03/08/06	3,375,000	3,347,753
					49,293,212

COMMERCIAL PAPER (62.0%)
7-Eleven, Inc.	A1+/P1	4.25	01/03/06	2,000,000	1,999,290
7-Eleven, Inc.	A1+/P1	4.25	01/19/06	1,600,000	1,596,406
Alabama Power Company	A1/P1	4.25	01/18/06	2,400,000	2,394,898
Alabama Power Company	A1/P1	4.26	01/18/06	850,000	848,188
Alabama Power Company	A1/P1	4.21	01/10/06	377,000	376,558
American Express Credit Corp.	A1/P1	4.13	01/06/06	1,421,000	1,420,016
American Express Credit Corp.	A1/P1	4.14	01/13/06	1,480,000	1,477,775
American Express Credit Corp.	A1/P1	4.13	01/03/06	700,000	699,757
American Express Credit Corp.	A1/P1	4.26	01/31/06	124,000	123,545
Anheuser-Busch Co.	A1/P1	4.00	01/03/06	2,741,000	2,740,086
Becton Dickinson & Co.	A1/P1	4.24	01/05/06	1,650,000	1,649,027
Becton Dickinson & Co.	A1/P1	4.25	01/27/06	1,350,000	1,345,688

MUTUAL OF AMERICA INVESTMENT CORPORATION (MONEY MARKET FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (Cont’d.)
Caterpillar, Inc.	A1/P1	4.25	01/09/06	3,600,000	3,596,174
Colgate-Palmolive Corp	A1+/P1	4.18	01/26/06	3,000,000	2,990,942
Executive Jets Inc.	A1+/P1	4.20	01/17/06	3,600,000	3,592,838
Gannett Co., Inc.	A1/P1	4.25	01/27/06	3,600,000	3,588,501
General Electric Capital Corp.	A1+/P1	4.18	01/17/06	1,000,000	998,016
General Electric Capital Corp.	A1+/P1	4.28	02/03/06	1,000,000	995,945
General Electric Capital Corp.	A1+/P1	4.32	02/10/06	1,000,000	995,069
General Electric Capital Corp.	A1+/P1	4.14	01/06/06	600,000	599,583
Hershey Foods	A1/P1	4.24	02/13/06	2,300,000	2,288,079
Hershey Foods	A1/P1	4.00	01/03/06	1,000,000	999,667
IBM Capital, Inc.	A1/P1	4.25	01/25/06	3,600,000	3,589,363
Kimberly Clark Worldwide	A1+/P1	4.12	01/03/06	3,600,000	3,598,763
Medtronic, Inc.	A1+/P1	4.25	01/18/06	3,300,000	3,292,976
Medtronic, Inc.	A1+/P1	4.25	01/17/06	300,000	299,397
National Rural Utilities	A1/P1	4.26	01/19/06	2,800,000	2,793,693
National Rural Utilities	A1/P1	4.23	01/06/06	800,000	799,434
National Rural Utilities	A1/P1	4.30	01/24/06	100,000	99,713
Nestle Capital Corp.	A1+/P1	4.28	02/10/06	1,700,000	1,691,696
Nestle Capital Corp.	A1+/P1	4.12	01/13/06	1,000,000	998,504
Nestle Capital Corp.	A1+/P1	4.18	01/27/06	900,000	897,171
New Jersey Natural Gas Co.	A1/P1	4.25	01/04/06	2,046,000	2,045,033
New Jersey Natural Gas Co.	A1/P1	4.19	01/03/06	600,000	599,790
New Jersey Natural Gas Co.	A1/P1	4.25	01/03/06	450,000	449,840
New Jersey Natural Gas Co.	A1/P1	4.24	01/10/06	395,000	394,534
New Jersey Natural Gas Co.	A1/P1	4.40	01/04/06	250,000	249,878
New York Times Co.	A1/P1	4.36	02/28/06	3,600,000	3,574,245
Novartis Finance Co.	A1+/P1	4.15	01/05/06	3,600,000	3,597,925
Procter & Gamble Co.	A1+/P1	4.20	01/04/06	3,100,000	3,098,548
Procter & Gamble Co.	A1+/P1	4.15	01/17/06	500,000	499,016
Sherwin Williams	A1/P1	4.26	01/03/06	1,300,000	1,299,538
Sherwin Williams	A1/P1	4.30	01/03/06	250,000	249,910
Siemens Capital Corp.	A1+/P1	4.11	01/04/06	1,275,000	1,274,414
Siemens Capital Corp.	A1+/P1	4.15	01/12/06	400,000	399,444
Washington Gas Light Co.	A1/P1	4.30	02/10/06	2,600,000	2,587,241
Washington Gas Light Co.	A1/P1	4.18	01/10/06	1,000,000	998,835
XTRA, Inc.	A1+/P1	4.28	01/18/06	1,700,000	1,696,357
XTRA, Inc.	A1+/P1	4.32	01/20/06	900,000	897,837

MUTUAL OF AMERICA INVESTMENT CORPORATION (MONEY MARKET FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (Cont’d.)
XTRA, Inc.	A1+/P1	4.27	01/10/06	619,000	618,264
XTRA, Inc.	A1+/P1	4.22	01/04/06	500,000	499,765
					80,407,172
TOTAL INVESTMENTS (Cost: $129,701,179) 100.0%					129,700,384

OTHER NET ASSETS0.0% (1)					2,371

NET ASSETS 100.0%					$129,702,755

(1) Less than 0.05%.

* The ratings are provided by Standard & Poor’s Corporation/Moody’s Investor Service, Inc.

Abbreviations:     FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT TERM BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

				Face
	Rating*	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (19.5%)
U.S. Treasury Note	AAA	2.75	07/31/06	2,500,000	2,476,465
U.S. Treasury Note	AAA	3.00	11/15/07	1,500,000	1,462,617
U.S. Treasury Strip	AAA	0.00	11/15/08	4,000,000	3,530,388
					7,469,470
U.S. GOVERNMENT AGENCIES (53.2%)
MORTGAGE-BACKED OBLIGATIONS (11.4%)
FHLMC	AAA	8.50	06/01/06	12,494	12,644
FHLMC	AAA	7.50	02/15/07	8,275	8,262
FHLMC	AAA	7.00	03/15/07	8,167	8,154
FHLMC	AAA	7.75	05/01/08	59,615	61,197
FHLMC	AAA	6.00	10/01/08	84,646	86,029
FHLMC	AAA	5.50	04/01/09	62,356	62,774
FHLMC	AAA	5.50	06/01/09	67,172	67,735
FHLMC	AAA	8.25	10/01/09	10,852	10,845
FHLMC	AAA	6.50	11/01/09	18,619	19,122
FHLMC	AAA	7.50	07/01/10	3,908	4,006
FHLMC	AAA	6.00	11/01/10	47,863	48,824
FHLMC	AAA	7.00	02/01/14	49,786	52,142
FHLMC	AAA	6.50	04/01/14	216,322	224,059
FHLMC	AAA	8.00	05/01/14	8,834	9,013
FHLMC	AAA	6.00	07/01/16	17,366	17,831
FHLMC	AAA	8.50	09/01/17	9,838	10,076
FHLMC	AAA	8.00	09/01/18	39,700	40,860
FHLMC	AAA	6.00	02/01/19	53,876	54,924
FHLMC	AAA	7.50	03/15/21	37,099	37,035
FHLMC	AAA	4.50	03/15/22	1,100,494	1,096,338
FHLMC	AAA	4.00	11/15/26	475,050	467,789
FNMA	AAA	7.50	07/01/06	777	780
FNMA	AAA	7.75	03/01/08	12,369	12,507
FNMA	AAA	8.00	04/01/08	13,105	13,539
FNMA	AAA	6.00	09/01/08	37,210	37,779
FNMA	AAA	7.50	09/01/08	16,324	16,630
FNMA	AAA	5.50	11/01/08	43,652	44,021
FNMA	AAA	5.50	12/01/08	10,395	10,483
FNMA	AAA	7.50	01/01/09	4,308	4,308
FNMA	AAA	5.50	02/01/09	27,832	28,067
FNMA	AAA	6.00	07/01/09	44,619	45,301
FNMA	AAA	8.50	12/01/09	20,232	21,145

MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT TERM BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

				Face
	Rating*	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (Cont’d.)
MORTGAGE-BACKED OBLIGATIONS (Cont’d.)
FNMA	AAA	8.25	01/01/10	20,150	20,344
FNMA	AAA	6.00	01/01/11	24,280	24,651
FNMA	AAA	6.00	09/01/12	78,090	79,774
FNMA	AAA	6.50	08/01/13	47,627	48,863
FNMA	AAA	8.75	09/01/16	26,314	26,609
FNMA	AAA	8.00	06/01/17	4,768	4,807
FNMA	AAA	4.50	10/25/17	1,000,000	993,078
FNMA	AAA	6.50	01/25/23	48,787	49,045
FNMA	AAA	6.50	12/25/23	156,307	157,573
FNMA	AAA	4.00	11/25/26	100,000	98,383
GNMA (1)	AAA	7.50	07/15/07	16,402	16,702
GNMA (1)	AAA	7.00	08/15/07	39,637	40,190
GNMA (1)	AAA	7.50	05/20/08	20,440	20,953
GNMA (1)	AAA	6.00	11/15/08	45,622	46,376
GNMA (1)	AAA	6.00	06/15/09	23,816	24,341
GNMA (1)	AAA	9.00	03/15/10	11,309	12,014
Residential Funding Mtge. Sec.	AAA	5.00	02/25/33	73,367	73,156
					4,371,078
NON-MORTGAGE-BACKED OBLIGATION (41.8%)
FFCB	AAA	2.88	06/29/06	1,000,000	991,724
FHLB	AAA	2.50	03/15/06	500,000	497,885
FHLB	AAA	2.88	09/15/06	2,800,000	2,765,568
FHLMC	AAA	2.75	08/15/06	1,000,000	988,583
FHLMC	AAA	2.38	02/15/07	2,000,000	1,948,354
FHLMC	AAA	3.88	06/15/08	3,750,000	3,675,720
FHLMC	AAA	3.63	09/15/08	1,500,000	1,458,467
FNMA	AAA	2.25	05/15/06	2,000,000	1,982,952
FNMA	AAA	2.63	11/15/06	1,000,000	982,255
FNMA	AAA	2.38	02/15/07	750,000	730,475
					16,021,983
BASIC MATERIALS (1.5%)
International Paper Co.	BBB	3.80	04/01/08	200,000	193,875
Lubrizol Corp.	BBB-	5.88	12/01/08	200,000	203,510
Monsanto Co.	A-	4.00	05/15/08	100,000	97,854
Praxair, Inc.	A-	2.75	06/15/08	100,000	95,159
					590,398

MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT TERM BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

				Face
	Rating*	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
CONSUMER, CYCLICAL (2.2%)
Belo Corporation	BBB	8.00	11/01/08	150,000	159,344
Caterpillar Fin. Svc.	A	2.63	01/30/07	250,000	244,245
Daimlerchrysler	BBB	4.05	06/04/08	150,000	146,024
Dow Jones & Co.	A-	3.88	02/15/08	150,000	147,041
May Dept Stores Co.	BBB	3.95	07/15/07	140,000	137,665
					834,319
CONSUMER, NON-CYCLICAL (1.9%)
CVS Corp.	A-	5.63	03/15/06	150,000	150,174
Coca-Cola Enterprises	A	2.50	09/15/06	100,000	98,271
General Mills, Inc.	BBB+	3.88	11/30/07	200,000	196,081
General Mills, Inc.	BBB+	2.63	10/24/06	100,000	97,924
Kellogg Co.	BBB+	2.88	06/01/08	200,000	190,554
					733,004
ENERGY (2.3%)
Cooper Cameron Corp.	BBB+	2.65	04/15/07	200,000	193,373
Devon Energy	BBB	2.75	08/01/06	100,000	98,644
Dominion Resources	BBB	4.13	02/15/08	200,000	196,291
Marathon Oil Corp.	BBB+	5.38	06/01/07	200,000	201,066
Ocean Energy, Inc.	BBB	4.38	10/01/07	200,000	197,733
					887,107
FINANCIAL (10.9%)
American Express Co.	A+	5.50	09/12/06	200,000	200,943
American Honda Fin	A+	3.85	11/06/08	200,000	194,589
Bank of America Corp.	AA-	4.75	10/15/06	100,000	99,967
Bank of New York, Inc.	A+	3.90	09/01/07	200,000	196,970
Bank of Oklahoma	BBB+	7.13	08/15/07	250,000	258,705
Bear Stearns Cos., Inc.	A	3.00	03/30/06	100,000	99,611
CIT Group, Inc.	A	2.88	09/29/06	100,000	98,611
Capital One Bank	BBB	4.88	05/15/08	200,000	199,186
Deere Capital Corp.	A-	3.90	01/15/08	200,000	196,083
Fifth Third Bank	AA-	3.38	08/15/08	200,000	192,732
First Tennessee Bank	A-	5.75	12/01/08	200,000	204,207
GE Capital Corp.	AAA	2.75	09/25/06	250,000	246,455
Huntington National Bank	A-	3.13	05/15/08	200,000	192,124
IBM Corp.	A+	3.80	02/01/08	100,000	97,940
JP Morgan Chase Bank	A+	5.63	08/15/06	100,000	100,429
Lehman Brothers Holdings	A+	3.50	08/07/08	200,000	193,030
Merrill Lynch	A+	3.13	07/15/08	200,000	191,604

MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT TERM BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

				Face
	Rating*	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
FINANCIAL (Cont’d.)
National City Bank	A+	3.38	10/15/07	250,000	243,456
National Rural Utilities Coop. Finance Corp.	A+	3.00	02/15/06	185,000	184,680
Northern Trust Co.	AA-	2.88	12/15/06	200,000	196,159
Textron Finance Corp.	A-	2.69	10/03/06	100,000	98,491
National Rural Utilities Coop. Finance Corp.	AA-	2.85	11/15/06	150,000	147,525
Vornado Realty Trust	BBB	5.63	06/15/07	145,000	146,014
Wachovia Corp.	A+	3.50	08/15/08	200,000	193,255
					4,172,766
HEALTHCARE (0.5%)
UnitedHealth Group	A	3.38	08/15/07	200,000	195,466

INDUSTRIAL (3.6%)
Bunge, Ltd.	BBB	4.38	12/15/08	200,000	196,549
Comcast Cable Communications	BBB+	6.20	11/15/08	200,000	205,307
Conoco Funding Co.	A-	5.45	10/15/06	200,000	200,783
Deluxe Corp.	BBB+	3.50	10/01/07	250,000	238,485
General Dynamics Corp.	A	2.13	05/15/06	100,000	99,110
Lafarge Corp.	BBB	6.50	07/15/08	100,000	102,990
Raytheon Co.	BBB	4.50	11/15/07	200,000	198,277
Union Pacific Corp.	BBB	5.75	10/15/07	120,000	121,657
					1,363,158
TECHNOLOGY (1.3%)
First Data Corp.	A+	3.38	08/01/08	100,000	95,632
Hewlett-Packard Co.	A-	5.75	12/15/06	100,000	100,836
IBM Corp.	A+	4.88	10/01/06	100,000	100,082
Pitney Bowes, Inc.	A+	5.75	08/15/08	200,000	203,924
					500,474
UTILITIES (1.5%)
DTE Energy Co.	BBB-	6.45	06/01/06	200,000	201,281
Exelon Corp.	A-	3.50	05/01/08	150,000	145,126
Telecom de Puerto Rico	BBB+	6.80	05/15/09	200,000	207,819
					554,226

TOTAL LONG-TERM DEBT SECURITIES (Cost: $38,200,583) 98.4%					37,693,449

*Ratings as per Standard & Poor’s Corporation.

MUTUAL OF AMERICA INVESTMENT CORPORATION (SHORT TERM BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

			Face
	Rate(%)	Maturity	Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.4%)
Federal National Mortgage Association	4.23	02/02/06	302,000	300,825
Federal National Mortgage Association	3.25	01/03/06	260,000	259,930
				560,755

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $560,755) 1.4%				560,755

TOTAL INVESTMENTS (Cost: $38,761,338) 99.8%				38,254,204

OTHER NET ASSETS0.2%				60,556

NET ASSETS 100.0%				$38,314,760

Abbreviations:	FFCB = Federal Farm Credit Bank
FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association
GNMA = Government National Mortgage Association

(1) U.S. Government guaranteed security.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

				Face
	Rating*	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (12.3%)
U.S. Treasury Note	AAA	5.00	08/15/11	3,000,000	3,096,444
U.S. Treasury Note	AAA	4.00	11/15/12	2,000,000	1,956,954
U.S. Treasury Strip	AAA	0.00	11/15/12	5,000,000	3,705,385
					8,758,783
U.S. GOVERNMENT AGENCIES (52.3%)
MORTGAGE-BACKED OBLIGATIONS (4.3%)
FHLMC	AAA	8.00	07/15/06	3,228	3,223
FHLMC	AAA	7.00	02/01/14	49,786	52,142
FHLMC	AAA	5.00	06/15/17	3,000,000	2,990,922
FNMA	AAA	7.00	04/25/07	23,789	23,964
					3,070,251
NON-MORTGAGE-BACKED OBLIGATION (48.0%)
FHLB	AAA	2.75	03/14/08	4,750,000	4,556,281
FHLB	AAA	5.75	05/15/12	4,500,000	4,738,464
FHLMC	AAA	6.63	09/15/09	5,000,000	5,312,210
FHLMC	AAA	5.63	03/15/11	4,000,000	4,157,756
FNMA	AAA	3.25	01/15/08	5,000,000	4,857,215
FNMA	AAA	3.25	02/15/09	1,500,000	1,436,718
FNMA	AAA	6.63	09/15/09	5,500,000	5,848,376
FNMA	AAA	4.38	09/15/12	3,500,000	3,419,896
					34,326,916
BASIC MATERIALS (1.7%)
International Paper Co.	BBB	4.25	01/15/09	250,000	242,632
Intl. Flavors & Fragrances	BBB+	6.45	05/15/06	250,000	251,194
Monsanto Co.	A-	4.00	05/15/08	500,000	489,267
Worthington Industries, Inc.	BBB	6.70	12/01/09	250,000	264,488
					1,247,581
CONSUMER, CYCLICAL (5.4%)
Caterpillar Fin. Svc.	A	2.63	01/30/07	500,000	488,490
Cox Communications, Inc. Cl A	BBB-	3.88	10/01/08	500,000	481,849
Daimlerchrysler	BBB	4.05	06/04/08	250,000	243,374
Harman International Industries, Inc.	BBB+	7.13	02/15/07	186,000	188,818
May Dept Stores Co.	BBB	4.80	07/15/09	250,000	246,514
Newell Rubbermaid	BBB+	4.63	12/15/09	500,000	488,921
Pulte Homes, Inc.	BBB-	4.88	07/15/09	250,000	244,897
Scholastic Corp.	BBB-	5.00	04/15/13	250,000	230,018
Stanley Works	A	3.50	11/01/07	250,000	244,043
Target Corp.	A+	5.38	06/15/09	1,000,000	1,014,725
					3,871,649

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

				Face
	Rating*	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
CONSUMER, NON-CYCLICAL (3.8%)
Campbell Soup Co.	A	5.50	03/15/07	500,000	502,015
Coca-Cola Enterprises	A	2.50	09/15/06	500,000	491,353
General Mills, Inc.	BBB+	2.63	10/24/06	500,000	489,618
Kellogg Co.	BBB+	2.88	06/01/08	500,000	476,383
Safeway, Inc.	BBB-	4.13	11/01/08	500,000	484,160
Wal-Mart Stores, Inc.	AA	6.88	08/10/09	250,000	266,069
					2,709,598
ENERGY (1.0%)
Anadarko Petroleum Corp.	BBB+	3.25	05/01/08	500,000	481,510
Ocean Energy, Inc.	BBB	4.38	10/01/07	250,000	247,166
					728,676
FINANCIAL (16.5%)
American Express Credit Corp.	A+	3.00	05/16/08	250,000	239,590
American Honda Finance	A+	3.85	11/06/08	500,000	486,472
Bank of America Corp.	AA-	4.75	10/15/06	500,000	499,834
Bank of Oklahoma	BBB+	7.13	08/15/07	350,000	362,187
Berkshire Hathaway Financial	AAA	4.20	12/15/10	500,000	484,064
Brandywine Realty Trust	BBB-	4.50	11/01/09	250,000	240,835
Capital One Bank	BBB	5.75	09/15/10	250,000	255,962
Colonial Properties LP	BBB-	4.80	04/01/11	300,000	289,569
Deere Capital Corp.	A-	3.90	01/15/08	500,000	490,209
Developers Diversified Realty	BBB	5.00	05/03/10	250,000	246,318
FleetBoston Financial Group	AA-	3.85	02/15/08	250,000	245,063
Ford Motor Credit Co.	BB+	7.38	10/28/09	750,000	665,165
GE Capital Corp.	AAA	2.75	09/25/06	750,000	739,364
General Motors Acceptance Corp.	BB	6.75	01/15/06	500,000	499,670
Heller Financial, Inc.	AAA	6.38	03/15/06	500,000	501,690
Household Finance Corp.	A	6.50	01/24/06	500,000	500,498
JP Morgan Chase Bank	A+	5.63	08/15/06	500,000	502,143
Lehman Brothers Holdings	A+	4.00	01/22/08	500,000	491,719
Markel Corp.	BBB-	7.00	05/15/08	150,000	155,519
Nationwide Health Properties	BBB-	7.60	11/20/28	350,000	397,754
National Rural Utilities Coop. Finance Corp.	A+	3.88	02/15/08	250,000	244,615
Roslyn Bancorp, Inc.	BBB-	7.50	12/01/08	500,000	530,121
SLM Corp.	A	4.00	01/15/09	500,000	486,567
Sprint Capital Corp.	A-	7.13	01/30/06	500,000	500,800
Textron Finance Corp.	A-	2.69	10/03/06	500,000	492,455
The CIT Group, Inc.	A	6.50	02/07/06	500,000	500,838

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

				Face
	Rating*	Rate(%)	Maturity	Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
FINANCIAL (Cont’d.)
U S Bancorp	A+	3.95	08/23/07	500,000	493,521
Wells Fargo & Company	AA-	3.50	04/04/08	250,000	242,920
					11,785,462
INDUSTRIAL (0.7%)
Deluxe Corp.	BBB+	3.50	10/01/07	500,000	476,970

TECHNOLOGY (1.4%)
Hewlett-Packard Co.	A-	5.75	12/15/06	500,000	504,180
IBM Corp.	A+	4.88	10/01/06	500,000	500,411
					1,004,591
TELECOMMUNICATIONS (1.1%)
Nextel Communications, Inc.	A-	5.25	01/15/10	250,000	249,687
Verizon Global	A+	4.00	01/15/08	500,000	490,370
					740,057
UTILITIES (1.6%)
Kinder Morgan	BBB	5.15	03/01/15	250,000	242,877
Pepco Holdings, Inc.	BBB	4.00	05/15/10	250,000	237,414
Telecom de Puerto Rico	BBB+	6.80	05/15/09	300,000	311,728
Virginia Electric & Power Co.	BBB	4.50	12/15/10	400,000	390,007
					1,182,026

TOTAL LONG-TERM DEBT SECURITIES (Cost: $71,677,109) 97.8%					69,902,560

*Ratings as per Standard & Poor’s Corporation.

MUTUAL OF AMERICA INVESTMENT CORPORATION (MID-TERM BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

			Face
	Rate(%)	Maturity	Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (1.0%)
Federal National Mortgage Association	3.25	01/03/06	680,000	679,816

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $679,816) 1.0%				679,816

TOTAL INVESTMENTS (Cost: $72,356,925) 98.8%				70,582,376

OTHER NET ASSETS 1.2%				860,878

NET ASSETS 100.0%				$71,443,254

Abbreviations:	FHLB = Federal Home Loan Bank
FHLMC = Federal Home Loan Mortgage Corporation
FNMA = Federal National Mortgage Association

The total value of investments not rated and or below-investment grade as a percentage of the Fund’s total investments as of December 30, 2005 is 1.7%.

MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT (4.3%)
U.S. Treasury Strip	AAA	0.00	05/15/14	10,000,000	6,884,800
U.S. Treasury Strip	AAA	0.00	02/15/17	15,000,000	9,056,085
					15,940,885
U.S. GOVERNMENT AGENCIES (43.8%)
MORTGAGE-BACKED OBLIGATIONS (35.0%)
FHLMC	AAA	8.00	07/15/06	6,456	6,446
FHLMC	AAA	4.00	10/15/26	9,000,000	8,686,161
FNMA	AAA	8.00	03/01/31	195,749	209,099
FNMA	AAA	7.00	09/01/31	299,898	313,063
FNMA	AAA	7.00	11/01/31	582,471	608,041
FNMA	AAA	6.00	04/01/32	810,314	819,397
FNMA	AAA	6.50	04/01/32	755,400	776,348
FNMA	AAA	6.00	04/01/32	649,312	656,591
FNMA	AAA	7.50	04/01/32	284,107	297,605
FNMA	AAA	8.00	04/01/32	277,988	296,893
FNMA	AAA	8.00	04/01/32	47,876	51,135
FNMA	AAA	6.00	05/01/32	2,639,471	2,669,059
FNMA	AAA	6.50	05/01/32	3,130,980	3,217,805
FNMA	AAA	6.50	05/01/32	919,811	945,318
FNMA	AAA	7.50	06/01/32	923,822	967,714
FNMA	AAA	7.00	06/01/32	531,461	554,613
FNMA	AAA	6.00	04/01/33	3,598,682	3,639,023
FNMA	AAA	5.00	06/01/33	2,856,781	2,777,994
FNMA	AAA	5.50	07/01/33	4,789,923	4,754,798
FNMA	AAA	5.50	09/01/33	2,552,603	2,533,884
FNMA	AAA	5.50	10/01/33	3,028,945	3,006,733
FNMA	AAA	5.00	11/01/33	4,224,955	4,108,435
FNMA	AAA	5.00	01/01/34	3,164,217	3,076,951
FNMA	AAA	5.50	03/01/34	2,278,634	2,261,925
FNMA	AAA	5.00	03/01/34	1,592,424	1,548,507
FNMA	AAA	5.50	03/01/34	1,206,232	1,197,387
FNMA	AAA	5.00	04/01/34	2,452,759	2,381,366
FNMA	AAA	5.00	04/01/34	870,896	845,547
FNMA	AAA	4.50	05/01/34	1,387,359	1,309,563
FNMA	AAA	4.50	06/01/34	2,681,381	2,531,023
FNMA	AAA	5.50	07/01/34	3,065,431	3,038,348
FNMA	AAA	5.50	09/01/34	862,012	854,396
FNMA	AAA	5.50	09/01/34	2,401,253	2,380,037

MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
U.S. GOVERNMENT AGENCIES (Cont’d.)
MORTGAGE-BACKED OBLIGATIONS (Cont’d.)
FNMA	AAA	5.50	10/01/34	5,383,746	5,336,180
FNMA	AAA	6.00	11/01/34	2,374,302	2,396,751
FNMA	AAA	5.50	02/01/35	1,839,712	1,823,458
FNMA	AAA	5.12	02/01/35	1,560,879	1,545,921
FNMA	AAA	5.50	04/01/35	2,150,609	2,130,000
FNMA	AAA	5.00	04/01/35	2,597,727	2,517,089
FNMA	AAA	5.00	06/01/35	2,008,456	1,946,109
FNMA	AAA	5.50	08/01/35	4,476,875	4,433,973
FNMA	AAA	5.00	09/01/35	5,952,518	5,767,740
FNMA	AAA	5.50	11/01/35	2,467,039	2,443,397
FNMA	AAA	5.00	10/25/15	5,000,000	4,986,405
FNMA	AAA	6.50	09/01/16	268,916	276,643
FNMA	AAA	6.00	03/01/17	609,036	622,563
FNMA	AAA	6.50	03/01/17	1,536,298	1,578,440
FNMA	AAA	5.50	04/01/17	406,505	409,315
FNMA	AAA	5.50	05/01/17	753,109	758,315
FNMA	AAA	5.50	05/01/17	360,682	363,175
FNMA	AAA	6.50	05/01/17	291,670	299,670
FNMA	AAA	5.00	04/01/18	757,744	750,726
FNMA	AAA	4.50	05/01/18	3,192,778	3,113,971
FNMA	AAA	5.00	09/01/18	2,455,459	2,432,716
FNMA	AAA	4.50	12/01/18	1,606,392	1,566,741
FNMA	AAA	4.50	02/01/19	1,186,241	1,156,073
FNMA	AAA	4.00	05/01/19	2,996,225	2,864,508
FNMA	AAA	4.50	05/01/19	786,083	766,091
FNMA	AAA	4.50	06/01/19	2,032,249	1,980,565
FNMA	AAA	4.50	06/01/19	1,143,963	1,114,870
FNMA	AAA	5.00	09/01/20	2,695,170	2,666,485
FNMA	AAA	5.00	10/01/20	3,437,166	3,400,584
GNMA (1)	AAA	6.50	04/15/31	113,130	118,243
GNMA (1)	AAA	7.00	09/15/31	123,011	129,149
GNMA (1)	AAA	7.00	09/15/31	111,543	117,109
GNMA (1)	AAA	6.50	12/15/31	425,403	444,631
GNMA (1)	AAA	6.50	05/15/32	159,371	166,530
GNMA (1)	AAA	7.00	05/15/32	116,353	122,150
GNMA (1)	AAA	6.27	10/16/27	3,000,000	3,177,471
					129,044,962

MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
NON-MORTGAGE-BACKED OBLIGATION (8.8%)
AID - Sri Lanka	AAA	6.59	09/15/28	4,000,000	4,112,200
FFCB	AAA	2.88	06/29/06	2,500,000	2,479,310
FFCB	AAA	4.15	05/15/13	10,000,000	9,620,530
FHLB	AAA	4.50	11/15/12	4,000,000	3,937,464
FHLMC	AAA	4.50	01/15/13	2,500,000	2,455,700
FHLMC	AAA	5.20	03/05/19	10,000,000	9,759,130
					32,364,334
BASIC MATERIALS (6.0%)
International Paper Co.	BBB	4.25	01/15/09	2,000,000	1,941,052
International Flavors & Fragrances	BBB+	6.45	05/15/06	2,500,000	2,511,938
Lyondell Chemical Co.	BB-	10.25	11/01/10	5,000,000	5,500,000
Monsanto Co.	A-	4.00	05/15/08	1,500,000	1,467,803
PolyOne Corp.	B+	7.50	12/15/15	3,750,000	3,421,875
Praxair, Inc.	A-	6.90	11/01/06	5,000,000	5,077,795
Worthington Industries, Inc.	BBB	6.70	12/01/09	2,000,000	2,115,906
					22,036,369
CONSUMER, CYCLICAL (8.0%)
Belo Corporation	BBB	8.00	11/01/08	2,000,000	2,124,588
Centex Corp.	BBB-	8.75	03/01/07	2,000,000	2,067,250
Coors Brewing Co.	BBB	6.38	05/15/12	2,000,000	2,119,360
Cox Communications, Inc. Cl A	BBB-	3.88	10/01/08	2,000,000	1,927,394
Daimlerchrysler	BBB	4.05	06/04/08	1,000,000	973,495
Dow Jones & Co.	A-	3.88	02/15/08	1,000,000	980,275
Fruit of the Loom (2)	NR	7.00	03/15/11	1,313,550	122,961
Fruit of the Loom (2)	NR	7.38	11/15/23	345,170	35
Harman International Industries, Inc.	BBB+	7.13	02/15/07	1,868,000	1,896,306
Kellwood, Co.	BB	7.88	07/15/09	4,000,000	3,969,208
May Dept Stores Co.	BBB	4.80	07/15/09	2,000,000	1,972,108
Newell Rubbermaid	BBB+	4.63	12/15/09	2,500,000	2,444,608
Pulte Homes, Inc.	BBB-	4.88	07/15/09	2,000,000	1,959,172
Quebecor World, Inc.	BB	4.88	11/15/08	1,500,000	1,424,930
Scholastic Corp.	BBB-	5.00	04/15/13	2,000,000	1,840,146
Stanley Works	A	3.50	11/01/07	250,000	244,043
Target Corp.	A+	5.38	06/15/09	3,250,000	3,297,860
					29,363,739
CONSUMER, NON-CYCLICAL (2.2%)
General Mills, Inc.	BBB+	2.63	10/24/06	2,000,000	1,958,470
Kellogg Co.	BBB+	2.88	06/01/08	2,000,000	1,905,534

MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
CONSUMER, NON-CYCLICAL (Cont’d.)
Safeway, Inc.	BBB-	4.13	11/01/08	1,000,000	968,320
Wal-Mart Stores, Inc.	AA	6.88	08/10/09	3,000,000	3,192,831
					8,025,155
ENERGY (1.5%)
Anadarko Petroleum Corp.	BBB+	3.25	05/01/08	2,000,000	1,926,042
Cooper Cameron Corp.	BBB+	2.65	04/15/07	2,000,000	1,933,728
Ocean Energy, Inc.	BBB	4.38	10/01/07	1,750,000	1,730,164
					5,589,934
FINANCIAL (20.0%)
American Honda Finance	A+	3.85	11/06/08	2,000,000	1,945,888
Banc of America Alternative Loan Trust	AAA	5.75	05/25/33	3,500,000	3,488,783
Berkley (WR) Corp.	BBB+	8.70	01/01/22	5,000,000	6,123,280
Brandywine Realty Trust	BBB-	4.50	11/01/09	2,000,000	1,926,680
Capital One Bank	BBB	5.75	09/15/10	2,000,000	2,047,694
CenterPoint PPTS	BBB	5.25	07/15/11	2,250,000	2,224,508
Colonial Properties Trust	BBB-	4.80	04/01/11	1,500,000	1,447,844
Deere Capital Corp.	A-	3.90	01/15/08	2,500,000	2,451,043
Developers Diversified Realty	BBB	5.00	05/03/10	2,000,000	1,970,540
Executive Risk, Inc.	A	7.13	12/15/07	5,000,000	5,193,330
First Horizon Mortgage Trust	AAA	5.00	06/25/33	3,426,240	3,401,859
Fairfax Financial Holdings	BB	8.25	10/01/15	2,500,000	2,296,863
First Tennessee National Bank	BBB+	4.50	05/15/13	5,000,000	4,770,585
Ford Motor Credit Co.	BB+	7.38	10/28/09	3,000,000	2,660,658
GE Capital Corp.	AAA	2.75	09/25/06	4,000,000	3,943,276
General Motor Acceptance Corp.	BB	0.00	12/01/12	10,000,000	5,689,440
Goldman Sachs Group, Inc.	A+	3.88	01/15/09	1,750,000	1,698,825
Lehman Brothers Holdings	A+	4.00	01/22/08	2,000,000	1,966,876
Markel Corp.	BBB-	6.80	02/15/13	1,000,000	1,051,811
Markel Corp.	BBB-	7.00	05/15/08	1,000,000	1,036,794
National City Bank	A+	3.38	10/15/07	2,250,000	2,191,102
National Rural Utilities Coop. Finance Corp.	A+	3.88	02/15/08	1,500,000	1,467,696
National Rural Utilities Coop. Finance Corp.	BBB-	7.50	12/01/08	1,000,000	1,060,241
SLM Corp.	A	4.00	01/15/09	2,250,000	2,189,548
Shurgard Storage Centers, Inc.	BBB-	7.75	02/22/11	750,000	821,405
Simon Property Group, Inc.	BBB+	7.88	03/15/16	5,000,000	5,848,230
US Bank NA	AA-	2.85	11/15/06	1,000,000	983,498
Union Planters Bank	A+	5.13	06/15/07	2,000,000	2,005,278
					73,903,575

MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Rating*	Rate(%)	Maturity	Face Amount($)	Value($)
LONG-TERM DEBT SECURITIES:
HEALTHCARE (1.1%)
UnitedHealth Group	A	3.38	08/15/07	2,500,000	2,443,322
Wyeth	A	5.50	03/15/13	1,750,000	1,774,094
					4,217,416
INDUSTRIAL (4.4%)
Bunge, Ltd.	BBB	5.35	04/15/14	2,000,000	1,978,188
Comcast Cable Communications	BBB+	6.20	11/15/08	2,000,000	2,053,073
Deluxe Corp.	BBB+	3.50	10/01/07	1,500,000	1,430,910
Donnelley R.R. & Sons	A-	4.95	04/01/14	2,000,000	1,867,334
Lafarge Corp.	BBB	6.50	07/15/08	1,750,000	1,802,329
Seariver Maritime	AAA	0.00	09/01/12	10,000,000	7,247,480
					16,379,314
TECHNOLOGY (0.6%)
Arrow Electronics	BBB-	6.88	06/01/18	2,000,000	2,124,404

TELECOMMUNICATIONS (1.1%)
Nextel Communications, Inc.	A-	5.25	01/15/10	2,000,000	1,997,506
Verizon Global	A+	4.00	01/15/08	2,000,000	1,961,482
					3,958,988
UTILITIES (2.0%)
Kinder Morgan	BBB	5.15	03/01/15	2,000,000	1,943,026
Pepco Holdings, Inc.	BBB	4.00	05/15/10	2,000,000	1,899,308
Telecom de Puerto Rico	BBB+	6.80	05/15/09	1,500,000	1,558,640
Virginia Electric & Power Co.	BBB	4.50	12/15/10	2,000,000	1,950,038
					7,351,012

TOTAL LONG-TERM DEBT SECURITIES (Cost: $354,810,678) 95.0%					350,300,087

* Ratings as per Standard & Poor’s Corporation.

MUTUAL OF AMERICA INVESTMENT CORPORATION (BOND FUND)

PORTFOLIO OF INVESTMENTS IN SECURITIES

DECEMBER 31, 2005

	Rate(%)	Maturity	Face Amount($)	Value($)
SHORT-TERM DEBT SECURITIES:
COMMERCIAL PAPER (4.2%)
Executive Jets Inc.	4.15	01/03/06	7,300,000	7,297,475
Hershey Foods	4.00	01/03/06	5,722,000	5,720,092
New Jersey Natural Gas	4.25	01/04/06	920,000	919,565
Washington Gas Light Co.	4.36	01/05/06	900,000	899,455
Washington Gas Light Co.	4.40	01/06/06	700,000	699,487
				15,536,074

TOTAL SHORT-TERM DEBT SECURITIES (Cost: $15,536,074) 4.2%				15,536,074

TEMPORARY CASH INVESTMENTS**(Cost: $41,000) 0.0% (3)				41,000

TOTAL INVESTMENTS (Cost: $370,387,752) 99.2%				365,877,161

OTHER NET ASSETS0.8%				2,957,614

NET ASSETS 100.0%				$368,834,775

Abbreviations:     FFCB = Federal Farm Credit Bank

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GNMA = Government National Mortgage Association

(1) U.S. Government guaranteed security.

(2) Issuer has filed for Chapter XI bankruptcy law (or equivalent) protection; issue is non-income producing and carried at fair value.

(3) Less than 0.05%.

**          The fund has an arrangement with its custodian bank, JPMorgan Chase Bank, whereby uninvested cash, subject to parameters set by the fund, is automatically invested in the fund’s name by the bank in overnight commercial paper issued by J.P. Morgan Chase & Co. On the next business day, these funds (and earned interest) are automatically returned to the fund. The annual rate of interest earned on this temporary cash investment at December 30, 2005 was 3.79%.

The total value of investments not rated and or below-investment grade as a percentage of the Fund’s total investments as of December 30, 2005 is 6.9%.

ITEM 7.    DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.    PURCHASES OF EQUITY SECURITES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.    CONTROLS AND PROCEDURES.

(a)        The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported in a timely and accurate manner.

(b)         The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.    EXHIBITS.

Attached hereto:

(a)	(1)	Not applicable	– The Annual Report to Shareholders includes information on how to obtain a copy of the Code of Ethics at no charge.
	(2)	Exhibit 99.CERT

Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(3)	Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940.

(c)	Exhibit 99.REPT	Report of Independent Registered Public Accounting Firm

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual of America Investment Corporation

By:	/s/ MANFRED ALTSTADT
Manfred Altstadt
Chairman of the Board,
President and Chief Executive Officer of Mutual of America Investment Corporation

Date: February 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ MANFRED ALTSTADT
Manfred Altstadt
Chairman of the Board,
President and Chief Executive Officer of
Mutual of America Investment Corporation

Date: February 28, 2006

By:	/s/ JOHN R. GREED
John R. Greed
Executive Vice President,
Chief Financial Officer and Treasurer of
Mutual of America Investment Corporation

Date: February 28, 2006